[front cover]

MAY 31, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

[graphic of runners]

Strategic Allocation:
   Conservative
   Moderate
   Aggressive


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American
Century

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[left margin]

STRATEGIC ALLOCATION: CONSERVATIVE
(TWSCX)
------------------------------------

STRATEGIC ALLOCATION: MODERATE
(TWSMX)
------------------------------------

STRATEGIC ALLOCATION: AGGRESSIVE
(TWSAX)
------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The six months ended May 31, 2000, served as yet another reminder of the importance of a diversified investment portfolio.

     Concerns about inflation, rising interest rates, and the high valuations of so-called "New Economy" technology stocks in the U.S. caused a major shift in investor sentiment. Global stock markets grew increasingly volatile-- for example, the tech-heavy Nasdaq Composite Index lost more than 25% in a single week in early April. The volatility rippled through the equity markets and left few stocks unscathed.

     Bonds benefited a little from the equity market volatility, but rising interest rates put pressure on bond prices. In the U.S., the federal government began using the budget surplus to buy back its own debt, which helped support Treasury bond prices.

     In this unusual environment, the Strategic Asset Allocation funds' portfolios of both stocks and bonds held up well, outperforming the S&P 500 stock index. Our investment professionals review the period and the funds' performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And American Century is the program manager for Learning Quest,(SM) an educational savings program launched by the state of Kansas on July 1 that allows parents to invest tax-deferred to meet higher education costs. The summer issue of the American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

(1) Patent pending.

(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information ................................................   34
   Management Q&A .........................................................   35
   Schedule of Investments ................................................   38
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   49
   Statements of Operations ...............................................   50
   Statements of Changes
      in Net Assets .......................................................   51
   Notes to Financial
      Statements ..........................................................   52
   Financial Highlights ...................................................   56
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   62
   Background Information
      Investment Philosophy
         and Policies .....................................................   63
      Comparative Indices .................................................   63
      Investment Team
         Leaders ..........................................................   63
      Neutral Asset Mixes .................................................   63
   Glossary ...............................................................   64


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During the six months ended May 31, 2000, U.S. stock prices generally moved higher, led by small- and mid-cap shares, but the market experienced frequent and severe bouts of volatility.

* Foreign stock market performance was similar to that in the U.S., but currency fluctuations--especially a stronger U.S. dollar--also had an impact on returns.

* Strong economic growth and inflation fears continued to put pressure on domestic bonds, although Treasury bonds benefited from reduced supply.

STRATEGIC ALLOCATION: CONSERVATIVE

* The fund outperformed both the S&P 500 and the Lehman Aggregate Bond Index during the six months ended May 31.

* In Strategic Conservative's bond portfolio, we added to its Treasury bond holdings, reduced its corporate bond holdings, and eliminated the strategic weighting in foreign bonds.

* In the fund's stock portfolio, we overweighted small- and mid-cap stocks early in the period, shifted some foreign assets from Japan to Europe, and brought our overall stock allocation back to a neutral position by the end of May.

* Going forward, we expect to maintain Strategic Conservative's current positioning, although we're beginning to reduce the portfolio's cash position and move back to an overweight in U.S. stocks.

STRATEGIC ALLOCATION: MODERATE

* The fund comfortably outperformed the S&P 500 during the six months ended May 31.

* In the fund's stock portfolio, we overweighted small- and mid-cap stocks early in the period, shifted some foreign assets from Japan to Europe, and brought our stock allocation back to a neutral position by the end of May.

* In Strategic Moderate's bond portfolio, we added to its Treasury bond holdings, reduced its corporate bond holdings, and eliminated the strategic weighting in foreign bonds.

* Going forward, we expect to maintain Strategic Moderate's current positioning, although we're beginning to reduce the portfolio's cash position and move back to an overweight in U.S. stocks.

STRATEGIC ALLOCATION: AGGRESSIVE

* The fund outperformed the S&P 500 by a wide margin during the six months ended May 31.

* Strategic Aggressive had a heavy overweight in small- and mid-cap stocks early in the period, then brought it back to a neutral position by the end of the period.

* In the fund's foreign stock portfolio, we shifted some assets from Japan to Europe.

* In Strategic Aggressive's bond portfolio, we added to its Treasury bond holdings, reduced its corporate bond holdings, and eliminated the strategic weighting in foreign bonds.

* Going forward, we expect to maintain the fund's current positioning, although we're beginning to reduce the portfolio's cash position and move back to an overweight in U.S. stocks.

[left margin]

                    CONSERVATIVE(1)
                        (TWSCX)
    TOTAL RETURNS:                 AS OF 5/31/00
       6 Months                            4.17%(2)
       1 Year                              8.88%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $180.1 million(3)

                      MODERATE(1)
                        (TWSMX)
    TOTAL RETURNS:                 AS OF 5/31/00
       6 Months                            7.71%(2)
       1 Year                             18.70%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $449.5 million(3)

                     AGGRESSIVE(1)
                        (TWSAX)
    TOTAL RETURNS:                 AS OF 5/31/00
       6 Months                           10.87%(2)
       1 Year                             29.16%
    INCEPTION DATE:                      2/15/96
    NET ASSETS:                   $283.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor classes.
See Total Returns on pages 5, 18, and 34.
Investment terms are defined in the Glossary on pages 64-65.


2      1-800-345-2021


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

EXTRAORDINARY TIMES

     Several themes emerged in the global financial markets during the six months ended May 31, 2000. U.S. stock prices generally moved higher but experienced frequent and severe bouts of volatility. The story was similar in overseas equity markets, but foreign currency weakness relative to the U.S. dollar also played a key role.

     In the U.S. bond market, several interest rate hikes by the Federal Reserve and an unprecedented buy-back of Treasury bonds by the federal government led to unusual performance disparities.

U.S. STOCKS

     The domestic stock market ended 1999 with a furious rally. As investors grew more confident about the U.S. economy, the major stock indexes surged and finished the year at record highs.

     Technology and telecommunications stocks--also known as "New Economy" companies--led the late-year rally and continued to soar in early 2000. Investors discarded "Old Economy" stocks (such as industrial, consumer, and home products companies) and snapped up shares of dot-coms and other tech- oriented firms.

     This behavior pushed the Nasdaq Composite Index, which is dominated by tech stocks, up by more than 50% from November 30, 1999, to its peak on March 10, 2000. In contrast, the S&P 500 gained less than 1% over the same time period.

     But the speculative fervor surrounding New Economy stocks contributed to greater market volatility. Day-to-day swings of 2% or more in the major stock indexes became increasingly common as investors scurried from dot-com to dot-com, trying to latch on to the next Yahoo! or Amazon.

     By March, disillusionment brought a sudden shift in market sentiment. Concerns about sustainability and profitability in the tech sector, as well as the potential impact of several interest rate hikes by the Federal Reserve, led many investors to move into undervalued sectors of the market or sit on the sidelines entirely. Between mid-March and late May, the Nasdaq fell by nearly 33%, including a record 25% plunge in the second week of April, while the S&P 500 actually rose by almost 2%.

     Despite the dramatic ups and downs, small- and mid-cap stocks performed the best during the six-month period. Aggressive investors in particular were drawn to mid-cap stocks because they had the high-growth potential of smaller companies and the ease of trading associated with larger stocks.

FOREIGN STOCKS

     Broadly speaking, equity performance overseas was comparable to that of domestic stocks, but volatility also took its toll on many foreign markets. In addition, the strength of the U.S. dollar weakened foreign stock returns for U.S. investors.

[right margin]

"THE SPECULATIVE FERVOR SURROUNDING NEW ECONOMY STOCKS CONTRIBUTED TO GREATER MARKET VOLATILITY--DAY-TO-DAY SWINGS OF 2% OR MORE IN THE MAJOR STOCK INDEXES BECAME INCREASINGLY COMMON."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2000
   S&P 500                               2.88%
   S&P MIDCAP 400                       13.78%
   S&P SMALLCAP 600                      9.18%

FOREIGN STOCK MARKET
PERFORMANCE (IN U.S. DOLLARS)
FOR THE SIX MONTHS ENDED MAY 31, 2000
MORGAN STANLEY EAFE(reg.tm) INDEX        0.61%
   Morgan Stanley Europe Index           4.61%
   Morgan Stanley Far East Index        -7.00%
   Morgan Stanley Emerging
      Markets Latin American Index       3.80%
   MORGAN STANLEY EAFE(reg.tm) INDEX
      (IN LOCAL CURRENCIES)              7.83%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 63.


                                                www.americancentury.com      3


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

     European stock markets were the best performers--many of the major market indexes were up more than 10% (in local currencies), boosted by technology stocks and further progress toward privatization. However, interest rate hikes by the European Central Bank caused concern about economic growth in the region, and the resulting anxiety led to heightened stock market volatility.

     In addition, the euro currency continued its slide against the dollar. Relatively high interest rates in the U.S. and slow acceptance of the new currency in international markets caused the euro to fall nearly 8% versus the dollar during the six-month period. The euro has fallen 20% against the dollar since its introduction at the beginning of 1999.

     In Japan, the economy suffered a setback after showing signs of a rebound last year. Discouraged investors pushed the Japanese stock market down 15%, and Japan's currency fell 5% against the dollar.

     Stock markets in the rest of Southeast Asia also struggled in early 2000 after a spectacular 1999. The one exception was Taiwan, which got a boost from its booming semiconductor industry.

     Other emerging markets, such as Latin America and Eastern Europe, posted mixed but generally solid returns. In particular, Russia's stock market soared as economic conditions improved, the country's currency stabilized, and a new government that is committed to free market policies was elected.

U.S. BONDS

     Strong economic growth and inflation fears continued to put pressure on domestic bonds. The U.S. economy grew at an annual rate of more than 7% in the fourth quarter of 1999--the strongest quarter in nearly 16 years--and growth in the first quarter of 2000 was also healthy.

     On top of that, inflation increased to a 3.4% annual rate during the six-month period, primarily because of soaring oil prices. In response, the Federal Reserve raised short-term interest rates three times in 2000, on the heels of three other rate hikes in the last half of 1999.

     Rising interest rates usually mean lower bond prices, but that wasn't the case for longer-term Treasury bonds. The federal budget surplus motivated the U.S. Treasury to reduce the public debt by cutting back new issuance and buying back some of its own bonds, mainly those with longer maturities.

     This supply reduction caused long-term Treasury yields to fall, while short-term yields rose along with the Fed's rate increases. As a result, Treasury yields "inverted," with the yield of the 30-year bond falling below the yield of the two-year note for the first time since 1990.

     The non-Treasury bond sectors--including corporate, government agency, and mortgage-backed securities--did not fare as well. As the Treasury reduced its issuance, corporations and government agencies stepped in to fill the void. The glut of new issuance, along with sharply reduced demand, led to weak returns among corporate and government agency bonds.

     Mortgage-backed securities held up better. These bonds tend to be less sensitive to interest rate changes, and higher mortgage rates led to reduced refinancing activity.

[left margin]

"TREASURY BOND YIELDS 'INVERTED,' WITH THE YIELD OF THE 30-YEAR BOND FALLING BELOW THE YIELD OF THE TWO-YEAR NOTE FOR THE FIRST TIME SINCE 1990."

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2000
   LEHMAN AGGREGATE BOND INDEX           1.38%
   Lehman Treasury Bond Index            2.93%
   Lehman Corporate Bond Index          -0.37%
   Lehman Mortgage-Backed
      Securities Index                   1.25%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 63.


4      1-800-345-2021


Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                      INVESTOR CLASS (INCEPTION 2/15/96)                  ADVISOR CLASS  (INCEPTION 10/2/96)
                                       LEHMAN                                               LEHMAN
              STRATEGIC               AGGREGATE    3-MONTH U.S.    STRATEGIC               AGGREGATE    3-MONTH U.S.
             CONSERVATIVE   S&P 500   BOND INDEX   T-BILL INDEX   CONSERVATIVE   S&P 500   BOND INDEX   T-BILL INDEX
========================================================================================================================
6 MONTHS(1)      4.17%       2.88%      1.38%         2.80%          4.05%        2.88%      1.38%         2.80%
1 YEAR           8.88%      10.48%      2.11%         5.26%          8.83%       10.48%      2.11%         5.26%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         10.11%      20.45%      5.73%         5.01%          9.85%       20.45%      5.73%         5.01%
LIFE OF FUND     9.35%     22.59%(2)   5.62%(2)      5.05%(2)        9.78%      23.76%(3)   6.05%(3)      5.04%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 62-64 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/00
S&P 500                     $23,764
Strategic Conservative      $14,848
Lehman Aggregate            $12,615
3-Month T-Bill              $12,337

              Strategic                  Lehman       3-Month
             Conservative   S&P 500     Aggregate     T-Bill
DATE            VALUE        VALUE        VALUE        VALUE
2/29/1996      $10,000      $10,000      $10,000      $10,000
3/31/1996      $10,040      $10,096       $9,930      $10,041
6/30/1996      $10,221      $10,549       $9,987      $10,168
9/30/1996      $10,440      $10,875      $10,171      $10,298
12/31/1996     $10,772      $11,781      $10,476      $10,426
3/31/1997      $10,636      $12,097      $10,418      $10,560
6/30/1997      $11,385      $14,210      $10,800      $10,694
9/30/1997      $12,053      $15,273      $11,159      $10,830
12/31/1997     $12,156      $15,712      $11,487      $10,969
3/31/1998      $12,874      $17,903      $11,666      $11,109
6/30/1998      $13,033      $18,494      $11,939      $11,248
9/30/1998      $12,649      $16,654      $12,444      $11,384
12/31/1998     $13,437      $20,201      $12,486      $11,506
3/31/1999      $13,367      $21,209      $12,424      $11,633
6/30/1999      $13,872      $22,707      $12,315      $11,764
9/30/1999      $13,653      $21,287      $12,398      $11,901
12/31/1999     $14,936      $24,455      $12,383      $12,052
3/31/2000      $15,374      $25,015      $12,657      $12,220
5/31/2000      $14,848      $23,764      $12,615      $12,337

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

             Strategic                       Lehman        3-Month
            Conservative     S&P 500        Aggregate      T-Bill
DATE           RETURN         RETURN         RETURN        RETURN
5/31/96*        1.86%          5.04%         -1.45%         1.25%
5/31/97         9.16%         29.48%          8.32%         5.17%
5/31/98        15.99%         30.68%         10.91%         5.16%
5/31/99         5.74%         21.04%          4.35%         4.62%
5/31/00         8.88%         10.48%          2.11%         5.26%


* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


                                                www.americancentury.com      5


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]      [photo of Brian Howell]

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC CONSERVATIVE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2000?

     The fund produced a solid return given its conservative orientation. For the six-month period, Strategic Conservative posted a total return of 4.17%.* (See the previous page for other fund performance information.)

THE FUND OUTPERFORMED BOTH THE S&P 500 AND THE LEHMAN AGGREGATE BOND INDEX (AS SHOWN ON THE PREVIOUS PAGE). HOW DID THAT HAPPEN?

     In part, we made some good asset allocation decisions. We usually make modest adjustments to Strategic Conservative's neutral asset mix of 45% bonds, 40% stocks, and 15% cash. During the first half of the period, we were overweight stocks and underweight cash, which proved to be good for fund performance.

     We also made some timely decisions within our stock and bond holdings that enhanced the fund's return.

LET'S START WITH BONDS. WHAT CHANGES DID YOU MAKE TO THIS PART OF THE PORTFOLIO?

     We did some rebalancing during the past six months to bring the bond portion more in line with the sector weightings of the Lehman Aggregate Bond Index. That meant cutting back a little on our corporate bond holdings and adding more Treasury and government agency securities.

     As it turns out, Treasury bonds performed very well during the period while corporate bonds struggled. Nonetheless, we still maintained a slight overweight in corporate bonds relative to the index, and that held us back a little.

WHY WERE YOU OVERWEIGHT IN CORPORATES?

     We thought that corporate bonds were more attractive than Treasury bonds. Corporate bonds typically have higher yields than Treasurys, and by the beginning of 2000 this yield advantage had grown to historically wide levels.
In addition, the economy's continued strength was good news for corporate credit quality.

     However, the Treasury Department's issuance reductions and bond buy-backs changed the dynamics of the market. When the Federal Reserve raises interest rates--as it did three times during the past six months--bond yields usually follow suit. But the reduced supply of Treasury bonds caused their yields to fall at a time when they would ordinarily be rising.

     So, contrary to expectations, Treasury bond yields went down, producing price gains, while the rest of the bond market experienced rising yields and lower prices.

[left margin]

"DURING THE FIRST HALF OF THE PERIOD, WE WERE OVERWEIGHT STOCKS AND UNDERWEIGHT CASH, WHICH PROVED TO BE GOOD FOR FUND PERFORMANCE."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                           AS OF MAY 31, 2000
U.S. BONDS                         48%
U.S. STOCKS                        33%
MONEY MARKET SECURITIES            10%
FOREIGN STOCKS                      9%

See page 63 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 64-65.

* All fund returns referenced in this interview are for Investor Class shares.


6      1-800-345-2021


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY OTHER ADJUSTMENTS TO STRATEGIC CONSERVATIVE'S BOND PORTFOLIO?

     We extended the duration (a measure of price volatility as interest rates change) of our Treasury holdings to take greater advantage of their price gains. To keep our overall duration in line with that of the Lehman index, we shortened the duration of our other holdings.

     We also adopted a slightly more conservative position by reducing our holdings of lower-rated corporate bonds. With the Fed raising interest rates to slow the economy, we preferred to own high-quality bonds issued by stable, well-known companies.

THE FUND NO LONGER OWNS ANY FOREIGN BONDS. WHY THE CHANGE?

     As of the first of the year, we eliminated the fund's strategic weighting in foreign bonds, which was typically around 5% of the portfolio. We found that this slice of the portfolio increased the fund's overall risk level without a measurable increase in performance. In other words, all it was giving us was extra volatility, and that's the opposite of what a diversified fund like Strategic Conservative is all about.

     We may still invest in foreign bonds from time to time when we see attractive opportunities, but it would likely be a very small part of the portfolio.

LET'S SHIFT TO STRATEGIC CONSERVATIVE'S STOCK PORTFOLIO. HOW WAS IT POSITIONED?

     We began the period with a heavy overweight in small- and mid-cap U.S. stocks. We've started to look at the small- and mid-cap sectors as a single entity, and we felt that the best investment opportunities were in this part of the market. This was one of the reasons the fund performed so well--small- and mid-cap stocks outperformed large-caps by a pretty wide margin during the period (see the table on page 3).

     But, as we mentioned in our annual report six months ago, we were considering cutting back on our equity overweight after Y2K, and that's exactly what we did. We began to gradually pare back our stock holdings in early 2000, and by the end of the period we had brought the domestic stock portfolio back to a neutral position.

WHAT ABOUT THE FUND'S FOREIGN STOCK HOLDINGS?

     The changes we made followed the same pattern as for the domestic stock portion. We were heavily overweight in foreign stocks coming into 2000, but then we pared back to a more neutral position over the last few months.

     In addition, we reduced our Japanese stock holdings and shifted some of those assets back into Europe. Many of our Japanese stocks performed very well in 1999, and we felt it prudent to trim our holdings, especially with the economic pendulum swinging back toward weakness in early 2000.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC CONSERVATIVE'S ASSET ALLOCATION STRUCTURE?

     As usual, we'll keep it close to the neutral asset mix of 45% bonds, 40% stocks, and 15% cash to stay true to the fund's long-term investment goals.

     Since the end of the period, however, we've been reducing the portfolio's cash position a little and moving back to an overweight in stocks.

[right margin]

"WE ELIMINATED THE FUND'S STRATEGIC WEIGHTING IN FOREIGN BONDS BECAUSE WE FOUND THAT THIS SLICE OF THE PORTFOLIO INCREASED THE FUND'S OVERALL RISK LEVEL WITHOUT A MEASURABLE INCREASE IN PERFORMANCE."

FUND'S U.S. BONDS
                              AS OF MAY 31, 2000
NUMBER OF SECURITIES                  111
WEIGHTED AVERAGE MATURITY           8.3 YRS
AVERAGE DURATION                    5.0 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                  28%
MORTGAGE-BACKED SECURITIES            27%
U.S. TREASURY SECURITIES              23%
U.S. GOVT. AGENCY SECURITIES          15%
ASSET-BACKED SECURITIES                6%
OTHER                                  1%


                                                www.americancentury.com      7


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S THE ATTRACTION OF STOCKS RIGHT NOW?

   We think that the stock market is in a better position after weathering a period of economic uncertainty. While we certainly don't expect to see the 25% annual returns that the S&P 500 posted over the past five years, we do expect greater stability and returns more in line with corporate earnings growth as we move forward.

   That said, we also believe that we're closer to the beginning than the end of the shakeout among technology companies, and we're not sure how that will ultimately play out.

CAN YOU TALK A LITTLE BIT MORE ABOUT THIS SHAKEOUT?

   The decline in technology shares over the past few months has taken some of the air out of the New Economy balloon, and investors are starting to take a harder look at the long-term business plans and profitability of their technology investments.

   Prior to this year, venture capital for technology start-ups flowed freely, and tech firms were going public at a rate of several per week. In the past six months, however, the market for initial public offerings has dried up, and venture capital has become increasingly hard to get.

   As the tech sector continues to evolve, we expect to see a great deal of consolidation. A large number of companies that were built on promises and little else will likely be bought out or disappear completely. In the end, though, we expect the survivors to be stronger and in a better position to be successful and profitable companies over the long term.

WILL THIS HAVE ANY EFFECT ON YOUR INVESTMENT STRATEGY GOING FORWARD?

   It won't change the way we look at technology stocks or equity investing in general. Our stock portfolio managers have always emphasized high-quality companies, whether they're technology-oriented firms or industrial manufacturers. We'll continue to invest in technology companies that meet our stringent investment guidelines.

HOW WILL YOU POSITION THE PORTFOLIO'S BOND HOLDINGS GOING FORWARD?

   We intend to maintain our current neutral position in bonds. We're starting to see evidence that the U.S. economy is slowing down, and that probably means the Fed is finished raising interest rates for the time being. Although inflation is higher than it has been in the past couple of years, it's still low on a historical basis. These factors are generally positive for bonds.

   We still favor a longer duration in our Treasury bond holdings and an overweight in corporate bonds, which look very attractive after underperforming the rest of the bond market over the past year or two. However, we'll be keeping a close eye on the credit quality of our corporate holdings, sticking with those that we think can remain financially sound during an economic slowdown.

[left margin]

FUND'S U.S. STOCKS
                         AS OF MAY 31, 2000
NUMBER OF COMPANIES            281
DIVIDEND YIELD                 1.7%
PRICE/EARNINGS RATIO           19.4

TOP 5 U.S. STOCKS
                            % OF FUND'S        % OF
                            U.S. STOCKS        FUND
SUMMIT BANCORP.                2.4%            0.8%
SPRINT CORP.                   2.3%            0.8%
GTE CORP.                      2.1%            0.7%
BANK OF AMERICA CORP.          2.1%            0.7%
FIRST VIRGINIA BANKS, INC.     2.1%            0.7%

FUND'S FOREIGN STOCKS
                         AS OF MAY 31, 2000
NUMBER OF COMPANIES            104
DIVIDEND YIELD                 0.9%

TOP 5 FOREIGN STOCKS
                                         % OF FUND'S     % OF
                            COUNTRY    FOREIGN STOCKS    FUND
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES        NETHERLANDS       5.0%         0.4%
NORTEL NETWORKS
   CORP.                    CANADA          3.7%         0.3%
VODAFONE AIRTOUCH
   PLC ORD                   U.K.           3.2%         0.3%
BP AMOCO PLC ADR             U.K.           2.9%         0.2%
SKANDIA FORSAKRINGS
   AB ORD                   SWEDEN          2.8%         0.2%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                         78%
ASIA/PACIFIC                   16%
AMERICAS (EXCLUDING U.S.)       6%


8      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 41.7%

ALCOHOL(1)
                      700  Anheuser-Busch Companies, Inc.           $     54,250
                                                                    ------------
APPAREL & TEXTILES -- 0.1%
                      550  Kenneth Cole Productions, Inc.
                              Cl A(2)                                     18,391
                    3,300  Liz Claiborne, Inc.                           129,731
                                                                    ------------
                                                                         148,122
                                                                    ------------
BANKS -- 4.4%
                   39,150  Banca Intesa S.p.A. ORD                       154,873
                   22,500  Bank of America Corp.                       1,250,156
                    3,600  Barclays PLC ORD                               93,775
                    5,000  Chase Manhattan Corp.                         373,438
                    7,500  Citigroup Inc.                                466,406
                   18,100  First Union Corp.                             636,894
                   31,400  First Virginia Banks, Inc.                  1,246,188
                    1,600  Fleet Boston Financial Corp.                   60,500
                   47,200  KeyCorp                                       991,200
                   15,051  Nordic Baltic Holding AB ORD                   99,912
                    1,700  Old Kent Financial Corp.                       56,525
                    6,700  PNC Bank Corp.                                337,512
                    2,700  Societe Generale Cl A ORD                     156,174
                   50,900  Summit Bancorp.                             1,460,194
                    4,200  UnionBanCal Corp.                             143,850
                    5,900  Wachovia Corp.                                407,838
                                                                    ------------
                                                                       7,935,435
                                                                    ------------
CHEMICALS -- 1.1%
                    3,000  Dow Chemical Co.                              321,188
                    4,800  du Pont (E.I.) de Nemours & Co.               235,200
                   12,600  Minnesota Mining &
                              Manufacturing Co.                        1,080,450
                    8,300  Praxair, Inc.                                 348,600
                                                                    ------------
                                                                       1,985,438
                                                                    ------------
CLOTHING STORES(1)
                    1,200  Gadzooks, Inc.(2)                              17,100
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.0%
                      200  Adaptec, Inc.(2)                                3,944
                      700  Apple Computer, Inc.(2)                        58,822
                    6,000  Dell Computer Corp.(2)                        258,938
                    4,000  EMC Corp. (Mass.)(2)                          465,250
                    2,000  Hewlett-Packard Co.                           240,250
                    1,200  Network Appliances, Inc.(2)                    77,438
                      800  Network Peripherals, Inc.(2)                   14,225
                      600  Proxim, Inc.(2)                                52,369
                    1,000  Sanmina Corp.(2)                               63,656
                    2,900  Sun Microsystems, Inc.(2)                     222,122
                   13,300  Xerox Corp.                                   360,762
                                                                    ------------
                                                                       1,817,776
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.5%
                    1,300  Amdocs Ltd.(2)                           $     80,519
                    4,000  Autodesk, Inc.                                148,125
                      800  Business Objects S.A. ADR(2)                   64,000
                    1,300  Computer Associates
                              International, Inc.                         66,950
                    3,900  International Business Machines
                              Corp.                                      418,519
                      318  Intershop Communications
                              AG ORD(2)                                  129,069
                      500  Lernout & Hauspie Speech
                              Products N.V.(2)                            20,922
                    3,600  Logica plc ORD                                 96,471
                    9,900  Microsoft Corp.(2)                            619,059
                   11,300  Misys plc ORD                                  97,665
                      950  National Instruments Corp.(2)                  34,408
                    2,000  Objective Systems
                              Integrators, Inc.(2)                        14,719
                    2,200  ONYX Software Corp.(2)                         37,606
                    8,100  Oracle Corp.(2)                               581,681
                      600  SAP AG ADR                                     25,725
                    1,600  Tieto Corp. Cl B ORD                           62,696
                    1,600  Veritas Software Corp.(2)                     186,350
                                                                    ------------
                                                                       2,684,484
                                                                    ------------
CONSTRUCTION & REAL PROPERTY(1)
                      300  Mastec, Inc.(2)                                20,512
                      850  Quanta Services, Inc.(2)                       41,650
                                                                    ------------
                                                                          62,162
                                                                    ------------
CONSUMER DURABLES -- 0.3%
                    6,600  Assa Abloy AB Cl B ORD                        127,388
                    3,900  Pier 1 Imports, Inc.                           33,150
                    2,000  PIONEER CORP. ORD                              60,988
                    7,000  Sharp Corporation ORD                         125,869
                       84  Swatch Group AG (The)
                              Cl B ORD                                   103,103
                    1,300  Whirlpool Corp.                                73,694
                                                                    ------------
                                                                         524,192
                                                                    ------------
DEFENSE/AEROSPACE -- 0.6%
                   12,700  Boeing Co.                                    496,094
                   18,100  Lockheed Martin Corp.                         443,450
                      200  Northrop Grumman Corp.                         15,325
                    6,000  Raytheon Co. Cl B                             140,625
                                                                    ------------
                                                                       1,095,494
                                                                    ------------
DEPARTMENT STORES -- 0.6%
                    3,700  Ames Department Stores, Inc.(2)                43,822
                    7,800  May Department Stores Co. (The)               234,488
                      900  Pinault-Printemps-Redoute
                              SA ORD                                     194,176
                    1,300  Sears, Roebuck & Co.                           48,019
                   10,800  Wal-Mart Stores, Inc.                         622,350
                                                                    ------------
                                                                       1,142,855
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      9


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
DRUGS -- 1.9%
                    1,000  American Home Products Corp.             $     53,875
                    3,100  Amgen Inc.(2)                                 197,334
                      900  Aventis SA ORD                                 58,665
                      800  Biogen, Inc.(2)                                43,575
                   10,100  Bristol-Myers Squibb Co.                      556,131
                      900  Diversa Corp.(2)                               19,688
                    3,100  Enzon, Inc.(2)                                 89,416
                    1,000  ILEX Oncology, Inc.(2)                         24,969
                    1,400  IVAX Corp.(2)                                  52,675
                    1,400  Jones Pharma Inc.                              51,056
                      300  MedImmune, Inc.(2)                             46,603
                    1,400  Merck & Co., Inc.                             104,475
                       99  Novartis AG ORD                               146,523
                    1,241  Novo Nordisk A/S Cl B ORD                     205,986
                   11,300  Pfizer, Inc.                                  503,556
                    1,700  Protein Design Labs, Inc.(2)                  181,316
                      500  QLT PhotoTherapeutics Inc.(2)                  24,500
                    6,000  Schering-Plough Corp.                         290,250
                    1,000  Takeda Chemical Industries,
                              Ltd. ORD                                    68,125
                    1,500  Tanox, Inc.(2)                                 75,797
                    1,100  Titan Pharmaceuticals, Inc.(2)                 27,912
                    5,400  Warner-Lambert Co.                            659,475
                                                                    ------------
                                                                       3,481,902
                                                                    ------------
ELECTRICAL EQUIPMENT -- 4.1%
                    1,100  Advanced Energy Industries, Inc.(2)            40,562
                    4,335  Alcatel Alsthom Compagnie
                              Generale ORD                               240,408
                    1,700  ANTEC Corp.(2)                                 85,212
                    1,100  AVX Technology                                 63,044
                    3,500  Celestica Inc.(2)                             162,969
                    1,500  CIENA Corp.(2)                                179,578
                   18,900  Cisco Systems Inc.(2)                       1,075,528
                    2,300  Comverse Technology, Inc.(2)                  210,234
                    1,000  Corning Inc.                                  193,438
                      900  Credence Systems Corp.(2)                      49,162
                    3,200  Digital Microwave Corp.(2)                     89,300
                      500  E-Tek Dynamics, Inc.(2)                        91,953
                   12,700  Ericsson (L.M.) Telephone
                              Co. ADR                                    259,953
                    3,059  Flextronics International
                              Ltd. ADR(2)                                166,429
                    3,400  Glenayre Technologies, Inc.(2)                 27,944
                    1,100  Harmonic Inc.(2)                               49,122
                   14,000  Hitachi Ltd. ORD                              173,102
                      900  Integrated Circuit Systems, Inc.(2)            10,912
                    9,684  JDS Uniphase Corp.(2)                         852,192
                    1,300  KEMET Corp.(2)                                 87,344
                      200  Keyence Corporation ORD                        59,783
                    1,600  KLA-Tencor Corporation(2)                      79,250
                    1,600  Motorola, Inc.                                150,000
                    6,000  Nokia Corp. Cl A ADR                          312,000
                   10,400  Nortel Networks Corp.                         564,850

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,048  Phillips Electronics N.V. New
                              York Shares                           $    355,621
                   11,000  Pinnacle Systems, Inc.(2)                     262,969
                    3,900  Powerwave Technologies, Inc.(2)               211,209
                      100  Sagem SA New Shares ORD                       117,742
                    1,700  Scientific-Atlanta, Inc.                       95,838
                    1,500  Sensormatic Electronics Corp.(2)               23,531
                    1,800  Siemens AG ORD                                264,641
                      900  Sony Corp. ORD                                 81,333
                    3,400  Tekelec, Inc.(2)                              111,988
                    1,000  Tokyo Electron Ltd. ORD                       136,250
                    1,900  Tollgrade Communications, Inc.(2)             125,756
                   20,000  Toshiba Corp. ORD                             192,789
                    1,700  Vishay Intertechnology, Inc.(2)               120,275
                    3,200  Westell Technologies, Inc.(2)                  52,900
                                                                    ------------
                                                                       7,427,111
                                                                    ------------
ELECTRICAL UTILITIES -- 1.3%
                    1,200  AES Corp. (The)(2)                            104,700
                    2,000  Calpine Corp.(2)                              211,875
                    6,200  Florida Progress Corp.                        307,675
                   23,800  FPL Group, Inc.                             1,178,100
                    2,300  Minnesota Power & Light Co.                    42,406
                   10,400  Niagara Mohawk Holdings Inc.(2)               152,750
                    2,400  Public Service Enterprise Group Inc.           89,400
                    2,700  Reliant Energy, Inc.                           76,950
                    1,600  Southern Co.                                   41,500
                    2,400  Utilicorp United Inc.                          47,100
                                                                    ------------
                                                                       2,252,456
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.6%
                    5,000  Amerada Hess Corp.                            331,875
                    3,000  Apache Corp.                                  182,625
                    8,200  BP Amoco Plc ADR                              445,875
                    6,700  Burlington Resources Inc.                     306,525
                    9,700  Chevron Corp.                                 896,644
                   10,112  Exxon Mobil Corp.                             842,456
                    4,700  Kerr-McGee Corp.                              280,531
                    5,900  Murphy Oil Corp.                              382,762
                   12,200  Royal Dutch Petroleum Co.
                              New York Shares                            761,738
                    3,900  Triton Energy Ltd.(2)                         130,162
                    3,200  Union Pacific Resources                        75,800
                                                                    ------------
                                                                       4,636,993
                                                                    ------------
ENTERTAINMENT -- 0.2%
                    7,167  Viacom, Inc. Cl B(2)                          444,354
                                                                    ------------
EQUITY REAL ESTATE INVESTMENT TRUST(1)
                    1,300  Pinnacle Holdings Inc.(2)                      63,659
                                                                    ------------
FINANCIAL SERVICES -- 1.6%
                    2,000  American Express Co.                          107,625
                    4,900  Countrywide Credit Industries, Inc.           150,675
                    1,100  Credit Suisse Group ORD                       205,956
                    3,600  Fannie Mae                                    216,450
                    1,600  Federal Home Loan Mortgage
                              Corporation                                 71,200


10      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   19,800  General Electric Co. (U.S.)              $  1,041,975
                    2,201  ING Groep N.V. ORD                            131,962
                       34  Julius Baer Holding AG ORD                    122,266
                      270  Marschollek Lautenschlaeger und
                              Partner AG ORD                              95,194
                    1,500  Marsh & McLennan Companies,
                              Inc.                                       165,094
                      800  Providian Financial Corp.                      71,150
                   16,600  Skandia Forsakrings AB ORD                    425,964
                                                                    ------------
                                                                       2,805,511
                                                                    ------------
FOOD & BEVERAGE -- 1.4%
                   55,961  Archer-Daniels-Midland Co.                    668,034
                   10,278  Diageo plc ORD                                 88,062
                    4,300  IBP, Inc.                                      70,950
                   46,200  Interstate Bakeries Corp.                     669,900
                    4,200  PepsiCo, Inc.                                 170,888
                    3,200  Quaker Oats Co. (The)                         235,400
                    2,300  Suiza Foods Corp.(2)                          103,212
                   55,600  Tyson Foods, Inc. Cl A                        549,050
                                                                    ------------
                                                                       2,555,496
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.1%
                    3,667  International Paper Co.                       127,657
                      800  Temple-Inland Inc.                             39,750
                    1,800  Weyerhaeuser Co.                               89,325
                                                                    ------------
                                                                         256,732
                                                                    ------------
GAS & WATER UTILITIES -- 0.8%
                   31,400  AGL Resources Inc.                            522,025
                   52,362  Centrica plc ORD                              189,808
                    1,100  Kinder Morgan, Inc.                            35,888
                    1,300  Suez Lyonnaise des Eaux ORD                   218,837
                   19,300  Washington Gas Light Co.                      513,862
                                                                    ------------
                                                                       1,480,420
                                                                    ------------
GOLD -- 0.1%
                    8,400  Barrick Gold Corp.                            151,725
                                                                    ------------
GROCERY STORES(1)
                    1,700  Safeway Inc.(2)                                78,412
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                    2,861  ABB Ltd. ORD                                  356,265
                      400  C&D Technologies, Inc.                         29,000
                    2,000  CommScope, Inc.(2)                             77,250
                   16,900  Cooper Industries, Inc.                       566,150
                    1,300  Cummins Engine Company, Inc.                   42,331
                   13,000  Emerson Electric Co.                          767,000
                                                                    ------------
                                                                       1,837,996
                                                                    ------------
HEAVY MACHINERY(1)
                    1,300  Atlas Copco AB Cl A ORD                        27,992
                      900  Atlas Copco AB Cl B ORD                        20,082
                                                                    ------------
                                                                          48,074
                                                                    ------------
HOME PRODUCTS -- 0.2%
                    1,800  Avon Products, Inc.                            74,362
                    1,100  Colgate-Palmolive Co.                          57,888

Shares                                                                 Value
--------------------------------------------------------------------------------

                    2,000  Kao Corporation ORD                      $     60,617
                    1,200  Procter & Gamble Co. (The)                     79,800
                                                                    ------------
                                                                         272,667
                                                                    ------------
HOTELS(1)
                    3,100  Park Place Entertainment Corp.(2)              39,106
                                                                    ------------
INDUSTRIAL PARTS -- 0.3%
                      264  Assa Abloy AB Cl B ORD(2)                       5,096
                      700  Cymer, Inc.(2)                                 22,116
                    2,677  Illinois Tool Works Inc.                      155,433
                      800  United Technologies Corp.                      48,350
                    8,900  York International Corp.                      232,512
                                                                    ------------
                                                                         463,507
                                                                    ------------
INDUSTRIAL SERVICES -- 0.3%
                    4,600  Capita Group Plc ORD                          103,011
                    5,300  Compass Group PLC ORD                          59,462
                    1,600  Hertz Corp. Cl A                               50,100
                    1,400  ISS A/S ORD(2)                                101,720
                    6,800  Securitas AB Cl B ORD                         158,939
                                                                    ------------
                                                                         473,232
                                                                    ------------
INFORMATION SERVICES -- 1.3%
                      117  Adecco SA ORD                                  92,632
                    1,300  Automatic Data Processing, Inc.                71,419
                    1,400  BISYS Group, Inc. (The)(2)                     92,094
                      213  Cap Gemini SA ORD                              40,019
                   10,300  Ceridian Corp.(2)                             248,488
                    8,400  CMG plc ORD                                   117,393
                    3,400  Computer Sciences Corp.(2)                    326,188
                    2,600  Cysive, Inc.(2)                                65,975
                    3,300  Diamond Technology Partners
                              Inc.(2)                                    208,931
                    7,100  Dun & Bradstreet Corp. (The)                  218,325
                    1,500  Electronic Data Systems Corp.                  96,469
                    1,500  eLoyalty Corp.(2)                              22,406
                    2,900  First Data Corp.                              162,581
                    5,700  Getronics N.V. ORD                             95,685
                   13,400  Hays plc ORD                                   75,269
                    2,800  Proxicom, Inc.(2)                             128,362
                      700  Sapient Corp.(2)                               69,934
                    8,000  SEMA Group plc ORD                            111,683
                    1,000  TenFold Corp.(2)                               17,500
                    2,100  Valassis Communications, Inc.(2)               69,300
                                                                    ------------
                                                                       2,330,653
                                                                    ------------
INTERNET -- 0.4%
                    6,700  America Online Inc.(2)                        355,100
                      500  Digital Island(2)                               9,172
                    1,200  GlobeSpan, Inc.(2)                            106,088
                    1,700  Portal Software, Inc.(2)                       68,372
                      599  Tiscali SpA ORD(2)                             29,858
                    1,300  Verio Inc.(2)                                  74,181
                    1,200  Yahoo! Inc.(2)                                135,638
                                                                    ------------
                                                                         778,409
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      11


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
LEISURE -- 0.2%
                    2,700  Eastman Kodak Co.                        $    161,325
                    6,800  GTECH Holdings Corp.(2)                       150,025
                    1,000  Polaroid Corp.                                 19,188
                                                                    ------------
                                                                         330,538
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.2%
                      900  CIGNA Corp.                                    79,931
                    4,300  Lincoln National Corp.                        166,625
                    6,900  Mediolanum SpA ORD                            105,827
                                                                    ------------
                                                                         352,383
                                                                    ------------
MEDIA -- 1.2%
                    3,600  Clear Channel Communications,
                              Inc.(2)                                    269,550
                    3,000  Comcast Corp. Cl A(2)                         113,719
                    1,300  Cox Communications, Inc. Cl A(2)               57,362
                    6,700  Disney (Walt) Co.                             282,656
                      987  EM.TV & Merchandising AG ORD                   66,321
                        6  Fuji Television Network, Inc. ORD              91,204
                      500  General Motors Corp. Cl H(2)                   49,219
                    2,900  Infinity Broadcasting Corp. Cl A(2)            91,712
                    6,267  Mediaset SpA ORD                               97,291
                    1,221  Modern Times Group MTG
                              AB Cl B ORD(2)                              54,830
                    8,900  Mondadori (Arnoldo) Editore
                              SpA ORD                                    205,169
                    3,800  News Corp. Ltd. (The) ADR                     173,138
                    2,600  Pearson plc ORD                                78,514
                      300  Radio One, Inc.(2)                             21,488
                      200  Societe Television
                              Francaise 1 ORD                            129,058
                    1,419  Sogecable, S.A. ORD(2)                         52,684
                    1,700  UnitedGlobalCom Cl A(2)                        81,547
                      900  Univision Communications
                              Inc. Cl A(2)                                92,700
                    8,800  WPP Group plc ORD                             107,166
                                                                    ------------
                                                                       2,115,328
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                    1,100  Aclara BioSciences, Inc.(2)                    29,734
                      300  ArthroCare Corp.(2)                            25,575
                      200  Aurora Biosciences Corp.(2)                     9,481
                    1,600  Bard (C.R.), Inc.                              73,000
                    5,900  Beckman Coulter Inc.                          354,738
                    2,000  CONMED Corp.(2)                                48,188
                    2,700  Guidant Corp.(2)                              136,688
                    1,000  Hoya Corp. ORD                                 92,594
                    2,600  Johnson & Johnson                             232,700
                    3,400  Medtronic, Inc.                               175,525
                      700  MiniMed Inc.(2)                                83,519
                      400  Nanogen, Inc.(2)                                9,925
                                                                    ------------
                                                                       1,271,667
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   30,300  HCA-The Healthcare Corp.(2)                   818,100
                    3,800  Oxford Health Plans, Inc.(2)                   80,869

Shares                                                                 Value
--------------------------------------------------------------------------------

                      700  PacifiCare Health Systems, Inc.(2)       $     45,369
                    1,100  United HealthCare Corp.                        82,019
                                                                    ------------
                                                                       1,026,357
                                                                    ------------
MINING & METALS -- 0.2%
                    3,000  Alcoa Inc.                                    175,312
                    3,400  Maverick Tube Corp.(2)                        119,531
                                                                    ------------
                                                                         294,843
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.5%
                    6,300  Ford Motor Co.                                305,944
                      600  General Motors Corp.                           42,375
                   14,600  Superior Industries International, Inc.       407,888
                    2,000  Toyota Motor Corp. ORD                         90,648
                                                                    ------------
                                                                         846,855
                                                                    ------------
MULTI-INDUSTRY -- 0.4%
                   11,900  Hutchison Whampoa Limited
                              ORD                                        137,440
                    6,100  Tyco International Ltd.                       287,081
                    2,627  Vivendi ORD                                   282,529
                                                                    ------------
                                                                         707,050
                                                                    ------------
OIL SERVICES -- 0.6%
                    4,100  Baker Hughes Inc.                             148,625
                      800  BJ Services Co.(2)                             57,300
                    2,300  Ensco International Inc.                       80,356
                    2,600  Global Marine Inc.(2)                          73,612
                    1,000  Grant Prideco, Inc(2)                          23,250
                    4,900  Key Energy Group, Inc.(2)                      53,288
                    5,500  Marine Drilling Co., Inc.(2)                  158,125
                    2,200  National-Oilwell, Inc.(2)                      57,200
                    1,600  Patterson Energy, Inc.(2)                      38,650
                    3,500  R&B Falcon Corp.(2)                            82,031
                    4,800  Rowan Companies, Inc.(2)                      149,100
                      800  Smith International, Inc.(2)                   63,250
                    2,300  Transocean Sedco Forex, Inc.                  113,131
                      800  Weatherford International, Inc.(2)             34,450
                                                                    ------------
                                                                       1,132,368
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.6%
                   10,100  Alleanza Assicurazioni ORD                    116,558
                   11,300  Allstate Corp.                                299,450
                    1,800  Ambac Financial Group, Inc.                    90,675
                    2,650  American International Group, Inc.            298,291
                    1,248  Axa ORD                                       184,406
                   10,200  Chubb Corp. (The)                             714,000
                      700  Everest Reinsurance Holdings, Inc.             23,800
                   34,000  Horace Mann Educators Corp.                   578,000
                    9,800  MGIC Investment Corp.                         485,712
                    6,600  Prudential Corporation PLC ORD                 99,998
                      900  Radian Group Inc.                              49,500
                                                                    ------------
                                                                       2,940,390
                                                                    ------------
PUBLISHING -- 0.4%
                      846  Altran Technologies SA ORD                    190,674
                   11,700  Banta Corp.                                   216,450
                    2,800  Deluxe Corp.                                   69,125


12      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    1,300  Dow Jones & Co., Inc.                    $     88,400
                    4,200  VNU N.V. ORD                                  214,853
                                                                    ------------
                                                                         779,502
                                                                    ------------
RAILROADS -- 0.2%
                    6,700  Union Pacific Corp.                           283,494
                                                                    ------------
RESTAURANTS -- 0.1%
                    1,900  Brinker International, Inc.(2)                 53,794
                    2,400  Jack in the Box Inc.(2)                        59,550
                                                                    ------------
                                                                         113,344
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                   13,900  Amvescap Plc ORD                              182,598
                      279  Consors Discount Broker
                              AG ORD                                      26,131
                    5,800  Morgan Stanley Dean Witter & Co.              417,238
                    6,000  Nomura Securities Co., Ltd. ORD               137,362
                                                                    ------------
                                                                         763,329
                                                                    ------------
SEMICONDUCTOR -- 2.1%
                    1,900  Applied Materials, Inc.(2)                    158,709
                      900  ASM Lithography Holding N.V.
                              New York Shares(2)                          32,147
                    1,800  Asyst Technologies, Inc.(2)                    72,394
                    1,000  Brooks Automation, Inc.(2)                     39,875
                    2,000  Canon, Inc. ORD                                91,946
                    3,800  Cypress Semiconductor Corp.(2)                159,838
                    3,550  Exar Corp.(2)                                 243,730
                    2,200  Integrated Device Technology,
                              Inc.(2)                                    104,638
                    6,400  Intel Corp.                                   798,200
                    1,200  International Rectifier Corp.(2)               49,500
                    1,700  Kopin Corp.(2)                                120,381
                      700  Kulicke & Soffa Industries, Inc.(2)            35,262
                      600  KYOCERA CORP. ORD                              99,435
                    4,600  Lam Research Corp.(2)                         147,919
                    1,600  Linear Technology Corp.                        94,450
                    1,200  LSI Logic Corp.(2)                             63,225
                    1,200  Maxim Integrated Products, Inc.(2)             76,088
                    1,300  National Semiconductor Corp.(2)                69,875
                    1,000  Pericom Semiconductor Corp.(2)                 41,000
                      200  PMC-Sierra, Inc.(2)                            30,656
                    1,000  Power Integrations, Inc.(2)                    23,438
                    1,900  PRI Automation, Inc.(2)                        97,672
                    2,200  REMEC, Inc.(2)                                 74,662
                    1,200  SanDisk Corp.(2)                               69,862
                    2,000  Sawtek Inc.(2)                                128,562
                    4,200  STMicroelectronics N.V. New
                              York Shares                                251,475
                      600  Teradyne, Inc.(2)                              51,600
                    5,000  Texas Instruments Inc.                        361,250
                    1,500  Xilinx, Inc.(2)                               114,141
                                                                    ------------
                                                                       3,701,930
                                                                    ------------
SPECIALTY STORES -- 0.5%
                      700  Best Buy Co., Inc.(2)                          44,800
                    2,200  Hennes & Mauritz AB Cl B ORD                   55,717

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,050  Home Depot, Inc.                         $    392,941
                    1,900  NBTY, Inc.(2)                                  30,341
                   27,000  Office Depot, Inc.(2)                         190,688
                      400  Ryohin Keikaku Co. Limited ORD                 58,170
                    1,400  Zale Corp.(2)                                  53,200
                                                                    ------------
                                                                         825,857
                                                                    ------------
TELEPHONE -- 3.1%
                   10,000  AT&T Corp.                                    346,875
                    2,200  Bell Atlantic Corp.                           116,325
                    8,800  BellSouth Corp.                               410,850
                    5,600  Century Telephone Enterprises, Inc.           151,200
                    2,512  COLT Telecom Group plc ORD(2)                  88,763
                      850  Covad Communications Group,
                              Inc.(2)                                     20,214
                    1,921  Energis plc ORD(2)                             73,088
                   19,800  GTE Corp.                                   1,252,350
                        3  Japan Telecom Co. Ltd. ORD                    131,523
                    3,400  McLeodUSA Inc. Cl A(2)                         68,106
                    1,200  NEXTLINK Communications,
                              Inc. Cl A(2)                                84,112
                      631  NTL Inc.(2)                                    37,308
                   13,000  SBC Communications Inc.                       567,938
                    4,425  Sonera Group Oyj ORD                          224,708
                   22,600  Sprint Corp.                                1,367,300
                    1,100  Tele Danmark A/S ORD                           77,856
                   11,500  Telecom Italia SpA ORD                        159,171
                   15,404  Telefonica S.A. ORD(2)                        316,928
                   14,245  TeleWest Communications plc
                              ORD(2)                                      58,038
                      600  U S WEST, Inc.                                 43,200
                    1,484  United Pan-Europe
                              Communications NV ORD(2)                    38,540
                                                                    ------------
                                                                       5,634,393
                                                                    ------------
TOBACCO -- 0.3%
                   29,600  UST Inc.                                      492,100
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                    1,600  ALLTEL Corp.                                  104,700
                    1,000  Audiovox Corp. Cl A(2)                         18,906
                   12,798  Cable & Wireless plc ORD                      213,747
                   26,000  China Telecom (Hong Kong)
                              Ltd. ORD(2)                                194,354
                    6,000  LCC International, Inc. Cl A(2)                88,688
                    1,383  NetCom Systems AB Cl B ORD(2)                  97,979
                      500  Nextel Communications, Inc.(2)                 46,297
                        4  NTT Mobile Communications
                              Network, Inc. ORD                          103,068
                    6,200  QUALCOMM Inc.(2)                              411,331
                    4,200  Sprint PCS(2)                                 233,100
                    4,581  Telecel-Comunicacaoes Pessoais,
                              SA ORD                                      74,544
                  108,573  Vodafone AirTouch PLC ORD                     496,026
                                                                    ------------
                                                                       2,082,740
                                                                    ------------
TOTAL COMMON STOCKS                                                   75,040,191
                                                                    ------------
   (Cost $60,925,072)


See Notes to Financial Statements               www.americancentury.com      13


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 11.0%
               $4,800,000  U.S. Treasury Notes, 6.00%,
                              8/15/00                               $  4,801,502
                1,500,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                  1,478,438
                4,050,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                                  4,044,938
                1,600,000  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  2,040,501
                1,000,000  U.S. Treasury Bonds, 8.75%,
                              5/15/17                                  1,237,500
                3,650,000  U.S. Treasury Bonds, 7.875%,
                              2/15/21                                  4,268,219
                1,000,000  U.S. Treasury Bonds, 5.25%,
                              2/15/29                                    873,750
                1,000,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                  1,031,875
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        19,776,723
                                                                    ------------
   (Cost $19,755,782)

U.S. GOVERNMENT AGENCY SECURITIES -- 7.5%
                1,100,000  FHLMC MTN, 6.50%, 1/19/01                   1,096,291
                  700,000  FNMA, 7.25%, 5/25/01                          700,963
                2,600,000  FNMA, 5.25%, 1/15/03                        2,474,789
                2,600,000  FNMA, 7.125%, 2/15/05                       2,574,393
                2,300,000  FNMA, 7.25%, 1/15/10                        2,264,976
                  650,000  FNMA, 7.125%, 1/15/30                         633,587
                2,500,000  FNMA MTN, 6.23%, 7/21/08                    2,283,388
                1,500,000  SLMA MTN, VRN, 6.49%,
                              6/6/00, resets weekly off the
                              3-month T-Bill rate plus 0.60%
                              with no caps                             1,500,147
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     13,528,534
                                                                    ------------
       (Cost $13,823,014)

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.3%
                  500,000  Province of Quebec, 7.50%,
                              9/15/29                                    477,542
                                                                    ------------
   (Cost $494,395)

MORTGAGE-BACKED SECURITIES(3) -- 12.3%
                  397,475  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    378,664
                1,085,876  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                   1,052,043
                   27,471  FNMA Pool #343829, 6.50%,
                              4/1/11                                      26,210
                  512,426  FNMA Pool #341477, 6.50%,
                              5/1/11                                     488,909
                  171,586  FNMA Pool #346400, 6.50%,
                              5/1/11                                     163,711

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  285,102  FNMA Pool #346779, 6.50%,
                              5/1/11                                $    272,018
                  146,832  FNMA Pool #369034, 6.50%,
                              2/1/12                                     139,839
                  248,176  FNMA Pool #377181, 6.50%,
                              4/1/12                                     236,357
                  544,215  FNMA Pool #378039, 6.50%,
                              5/1/12                                     518,298
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                    654,378
                   58,150  FNMA Pool #250576, 7.00%,
                              6/1/26                                      55,407
                  424,748  FNMA Pool #373510, 7.50%,
                              3/1/27                                     413,692
                1,977,416  FNMA Pool #412562, 6.50%,
                              1/1/28                                   1,834,496
                  999,901  FNMA Pool #448031, 6.50%,
                              6/1/29                                     925,910
                  477,986  FNMA Pool #503915, 7.00%,
                              7/1/29                                     453,859
                  912,183  FNMA Pool #504748, 7.00%,
                              7/1/29                                     866,452
                1,996,055  FNMA Pool #253112, 7.00%,
                              3/1/30                                   1,895,305
                  400,000  FNMA Pool #537234, 7.00%,
                              5/1/30                                     379,688
                  246,465  GNMA Pool #351417, 7.00%,
                              1/15/24                                    237,557
                   82,746  GNMA Pool #361446, 8.00%,
                              7/15/24                                     83,180
                  106,126  GNMA Pool #377238, 8.50%,
                              7/20/24                                    107,667
                  146,640  GNMA Pool #355903, 8.00%,
                              9/15/24                                    147,409
                  387,744  GNMA Pool #404303, 8.25%,
                              10/15/24                                   391,245
                   30,176  GNMA Pool #392995, 8.75%,
                              3/15/25                                     30,811
                   81,250  GNMA Pool #001991, 9.00%,
                              4/20/25                                     83,234
                  145,683  GNMA Pool #009297, 8.25%,
                              7/20/25                                    145,704
                  394,839  GNMA Pool #412177, 7.00%,
                              9/15/25                                    380,361
                  330,639  GNMA Pool #416856, 7.50%,
                              10/15/25                                   325,575
                  165,359  GNMA Pool #425081, 7.50%,
                              2/15/26                                    162,721
                  134,406  GNMA Pool #372335, 7.50%,
                              4/15/26                                    132,261
                   19,340  GNMA Pool #417549, 6.00%,
                              4/15/26                                     17,649
                   96,290  GNMA Pool #402680, 8.00%,
                              5/15/26                                     96,723
                  211,493  GNMA Pool #417068, 8.00%,
                              5/15/26                                    212,444
                  168,896  GNMA Pool #422006, 7.50%,
                              5/15/26                                    166,201


14      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $    42,344  GNMA Pool #402682, 7.50%,
                              6/15/26                               $     41,669
                  551,638  GNMA Pool #431942, 8.25%,
                              7/15/26                                    556,475
                   77,282  GNMA Pool #002273, 9.00%,
                              8/20/26                                     79,141
                  550,525  GNMA Pool #456569, 7.50%,
                              11/15/27                                   541,582
                1,178,485  GNMA Pool #457351, 7.00%,
                              12/15/27                                 1,132,401
                  535,728  GNMA Pool #404525, 6.50%,
                              2/15/28                                    501,562
                  473,888  GNMA Pool #436196, 6.50%,
                              2/15/28                                    443,666
                   48,743  GNMA Pool #463081, 6.50%,
                              2/15/28                                     45,635
                  394,832  GNMA Pool #256771, 6.50%,
                              3/15/28                                    369,651
                  319,761  GNMA Pool #461658, 6.50%,
                              3/15/28                                    299,368
                  371,358  GNMA Pool #462615, 6.50%,
                              3/15/28                                    347,675
                3,292,305  GNMA Pool #466804, 6.50%,
                              4/15/28                                  3,082,338
                   45,581  GNMA Pool #474216, 6.50%,
                              4/15/28                                     42,674
                  438,623  GNMA Pool #433786, 6.00%,
                              5/15/28                                    398,653
                  415,909  GNMA Pool #481773, 6.00%,
                              7/15/28                                    378,009
                  464,522  GNMA Pool #473140, 6.00%,
                              10/15/28                                   422,192
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      22,158,669
                                                                    ------------
   (Cost $23,075,026)

ASSET-BACKED SECURITIES(3) -- 2.9%
                  600,000  Americredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/12/05                                   593,217
                  400,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             360,414
                1,200,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,070,188
                  190,755  Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 9/15/11                       190,129
                  500,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        490,222
                  885,733  Morgan Stanley Capital I,
                              Series 1998 WF1, Class A1
                              SEQ, 6.25%, 7/15/07                        848,381
                  634,316  Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                            594,721

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                       $    907,867
                   64,168  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $64,083)(4)                            63,963
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          5,119,102
                                                                    ------------
   (Cost $5,494,244)

CORPORATE BONDS -- 13.4%
BANKS -- 3.7%
                1,500,000  Abbey National Treasury Services
                              PLC MTN, Series 1A, VRN,
                              6.25%, 7/24/00, resets
                              quarterly off the 3-month
                              LIBOR minus 0.07% with no
                              caps                                     1,498,902
                  800,000  Bank of America Corp., 7.80%,
                              2/15/10                                    780,071
                1,000,000  Bank of America Corp., 6.125%,
                              7/15/04                                    939,297
                1,200,000  Bank of America N.A., VRN,
                              6.52%, 8/3/00, resets
                              quarterly off the 3-month
                              LIBOR plus 0.02% with no
                              caps                                     1,199,341
                  885,000  Bank One Corp. MTN, Series H,
                              VRN, 6.14%, 6/6/00, resets
                              quarterly off the 3-month
                              LIBOR plus 0.02% with no
                              caps                                       885,000
                  550,000  Citigroup Inc., 7.125%, 5/15/06               530,828
                  500,000  First Bank System Inc., 7.625%,
                              5/1/05                                     492,864
                  350,000  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                             298,479
                                                                    ------------
                                                                       6,624,782
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                  800,000  Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00, Cost
                              $806,528)(4)                               794,158
                                                                    ------------
DEPARTMENT STORES -- 0.4%
                  700,000  Wal-Mart Stores, Inc., 6.875%,
                              8/10/09                                    669,081
                                                                    ------------
ELECTRICAL UTILITIES -- 0.7%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                683,982
                  600,000  Southern Investments UK, 6.80%,
                              12/1/06                                    546,738
                                                                    ------------
                                                                       1,230,720
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                  700,000  EOG Resources Inc., 6.70%,
                              11/15/06                                   648,650
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      15


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.4%
               $1,800,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                               $  1,767,893
                  800,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.28%, 6/12/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps              798,570
                                                                    ------------
                                                                       2,566,463
                                                                    ------------
FOOD & BEVERAGE -- 0.4%
                  800,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $794,560)(4)                               696,234
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.5%
                  850,000  Fort James Corp., 6.625%,
                              9/15/04                                    804,681
                                                                    ------------
GOLD -- 0.2%
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                     285,155
                                                                    ------------
INDUSTRIAL PARTS -- 0.3%
                  650,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                            565,097
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.2%
                  500,000  Conseco Inc., 6.40%, 6/15/01                  377,500
                                                                    ------------
MEDIA -- 0.8%
                  300,000  British Sky Broadcasting, 6.875%,
                              2/23/09                                    252,954
                  400,000  Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $396,796)(4)                          344,220
                  800,000  TCI Communications, Inc., 8.75%,
                              8/1/15                                     843,135
                                                                    ------------
                                                                       1,440,309
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.9%
                  800,000  DaimlerChrysler AG, 7.125%,
                              3/1/02(5)                                  795,831
                1,000,000  Ford Motor Co., 6.375%, 2/1/29                802,312
                                                                    ------------
                                                                       1,598,143
                                                                    ------------
MULTI-INDUSTRY -- 0.6%
                  300,000  Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 11/19/99, Cost
                              $274,113)(4)                               260,394
                  900,000  Tyco International Group SA,
                              6.875%, 9/5/02 (Acquired
                              1/11/00, Cost $884,385)(4)                 881,884
                                                                    ------------
                                                                       1,142,278
                                                                    ------------
OIL REFINING -- 0.4%
                  800,000  USX Corp., 6.65%, 2/1/06                      741,738
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                  350,000  Lehman Brothers Holdings Inc.,
                              6.625%, 4/1/04                             329,619

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  800,000  Morgan Stanley Dean Witter & Co.,
                              7.125%, 1/15/03                       $    788,913
                                                                    ------------
                                                                       1,118,532
                                                                    ------------
TELEPHONE -- 1.5%
                  800,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                   686,707
                  500,000  U S West Capital Funding Inc.,
                              6.125%, 7/15/02                            485,158
                  800,000  WorldCom, Inc., 7.875%,
                              5/15/03                                    798,627
                  800,000  WorldCom, Inc., VRN, 6.94%,
                              8/17/00, resets quarterly off
                              the 3-month LIBOR plus 0.18%
                              with no caps (Acquired
                              5/11/00, Cost $800,352)(4)                 800,019
                                                                    ------------
                                                                       2,770,511
                                                                    ------------
TOTAL CORPORATE BONDS                                                 24,074,032
                                                                    ------------
   (Cost $25,308,830)

COMMERCIAL PAPER(6) -- 8.7%

BANKS -- 0.3%
                  500,000  Pemex Capital, Inc., 6.00%,
                              6/27/00                                    497,562
                                                                    ------------
CREDIT CARD & TRADE RECEIVABLES -- 0.7%
                1,200,000  WCP Funding Inc., 6.07%,
                              6/7/00 (Acquired 4/11/00,
                              Cost $1,188,467)(4)                      1,198,474
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.3%
                  600,000  Motorola, Inc., 6.13%, 7/6/00                 596,090
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 1.3%
                1,200,000  Chevron Transport Corp., 6.09%,
                              6/22/00 (Acquired 3/24/00,
                              Cost $1,181,730)(4)                      1,195,234
                1,200,000  Sand Dollar Funding LLC, 6.13%,
                              6/19/00 (Acquired 4/5/00,
                              Cost $1,184,675)(4)                      1,195,883
                                                                    ------------
                                                                       2,391,117
                                                                    ------------
FINANCIAL SERVICES -- 1.1%
                1,200,000  Fortis Funding LLC, 6.10%,
                              6/23/00 (Acquired 4/5/00,
                              Cost $1,183,937)(4)                      1,195,016
                  731,000  Windmill Funding Corp., 6.65%,
                              8/25/00 (Acquired 5/24/00,
                              Cost $718,442)(4)                          719,408
                                                                    ------------
                                                                       1,914,424
                                                                    ------------
FOOD & BEVERAGE -- 0.7%
                1,200,000  Brown-Forman Corp., 6.63%,
                              8/16/00 (Acquired 5/15/00,
                              Cost $1,179,668)(4)                      1,183,006
                                                                    ------------
INDUSTRIAL PARTS -- 0.5%
                1,000,000  Invensys plc, 6.65%, 8/14/00
                              (Acquired 5/17/00, Cost
                              $983,560)(4)                               986,214
                                                                    ------------


16      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.3%
               $1,200,000  Allianz of America Inc., 6.15%,
                              7/5/00                                $  1,192,399
                1,200,000  Prudential Funding Corp., 6.09%,
                              6/5/00                                   1,198,908
                                                                    ------------
                                                                       2,391,307
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 0.7%
                1,300,000  Aegon Funding Corp., 6.64%,
                              8/17/00 (Acquired 5/18/00,
                              Cost $1,278,420)(4)                      1,281,345
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.8%
                1,000,000  Credit Suisse First Boston Inc.,
                              5.93%, 7/10/00 (Acquired
                              1/6/00, Cost $970,021)(4)                  992,746
                1,000,000  Merrill Lynch & Co., Inc., 6.65%,
                              8/23/00                                    984,519
                1,200,000  Morgan Stanley Dean Witter & Co.,
                              6.10%, 6/20/00                           1,195,667
                                                                    ------------
                                                                       3,172,932
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                15,612,471
                                                                    ------------
   (Cost $15,617,820)

CERTIFICATES OF DEPOSIT -- 1.1%
                1,000,000  Canadian Imperial Bank of
                              Commerce (New York), 6.11%,
                              6/16/00                                    999,782
                1,000,000  Deutsche Bank AG, 6.00%,
                              6/15/00                                    999,718
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT                                          1,999,500
                                                                    ------------
   (Cost $2,000,004)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
FORWARD COMMITMENTS -- 0.4%
               $  800,000  FNMA Purchase, 7.50%,
                              settlement 6/19/00                    $    788,498
                                                                    ------------
   (Cost $783,750)

TEMPORARY CASH INVESTMENTS -- 0.7%
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.25%, dated 5/31/00,
       due 6/1/00 (Delivery value $1,300,226)                          1,300,000
                                                                    ------------
   (Cost $1,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $179,875,262
                                                                    ============
   (Cost $168,577,937)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts          Settlement                             Unrealized
      to Sell             Date                   Value            Gain
--------------------------------------------------------------------------------
  33,749,200  JPY        6/30/00               $314,469          $3,795
                                        ======================================

(Value on Settlement Date $318,264)

Forward foreign currency exchange contracts appear at the end of the schedule of investments. These contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Industry is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $13,788,198 which represented 7.7% of net assets.

(5) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(6)  The rates for commercial paper are the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      17


Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                      INVESTOR CLASS (INCEPTION 2/15/96)              ADVISOR CLASS  (INCEPTION 10/2/96)
                                      LEHMAN                                           LEHMAN
               STRATEGIC             AGGREGATE   3-MONTH U.S.   STRATEGIC             AGGREGATE   3-MONTH U.S.
               MODERATE   S&P 500   BOND INDEX   T-BILL INDEX   MODERATE   S&P 500   BOND INDEX   T-BILL INDEX
===================================================================================================================
6 MONTHS(1)      7.71%      2.88%      1.38%        2.80%         7.58%      2.88%     1.38%          2.80%
1 YEAR          18.70%     10.48%      2.11%        5.26%        18.61%     10.48%     2.11%          5.26%
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         14.70%     20.45%      5.73%        5.01%        14.42%     20.45%     5.73%          5.01%
LIFE OF FUND    13.58%    22.59%(2)   5.62%(2)     5.05%(2)      13.91%    23.76%(3)  6.05%(3)       5.04%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 62-64 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/00
S&P 500                     $23,764
Strategic Moderate          $17,404
Lehman Aggregate            $12,615
3-Month T-Bill              $12,337

              Strategic                  Lehman       3-Month
               Moderate     S&P 500     Aggregate     T-Bill
DATE            VALUE        VALUE        VALUE        VALUE
2/29/1996      $10,000      $10,000      $10,000      $10,000
3/31/1996      $10,081      $10,096       $9,930      $10,041
6/30/1996      $10,411      $10,549       $9,987      $10,168
9/30/1996      $10,650      $10,875      $10,171      $10,298
12/31/1996     $11,019      $11,781      $10,476      $10,426
3/31/1997      $10,824      $12,097      $10,418      $10,560
6/30/1997      $11,850      $14,210      $10,800      $10,694
9/30/1997      $12,709      $15,273      $11,159      $10,830
12/31/1997     $12,697      $15,712      $11,487      $10,969
3/31/1998      $13,817      $17,903      $11,666      $11,109
6/30/1998      $14,082      $18,494      $11,939      $11,248
9/30/1998      $13,012      $16,654      $12,444      $11,384
12/31/1998     $14,315      $20,201      $12,486      $11,506
3/31/1999      $14,310      $21,209      $12,424      $11,633
6/30/1999      $15,133      $22,707      $12,315      $11,764
9/30/1999      $14,912      $21,287      $12,398      $11,901
12/31/1999     $17,504      $24,455      $12,383      $12,052
3/31/2000      $18,493      $25,015      $12,657      $12,220
5/31/2000      $17,404      $23,764      $12,615      $12,337

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

             Strategic                       Lehman        3-Month
              Moderate       S&P 500        Aggregate      T-Bill
DATE           RETURN         RETURN         RETURN        RETURN
5/31/96*        3.94%          5.04%         -1.45%         1.25%
5/31/97        10.92%         29.48%          8.32%         5.17%
5/31/98        20.24%         30.68%         10.91%         5.16%
5/31/99         5.76%         21.04%          4.35%         4.62%
5/31/00        18.70%         10.48%          2.11%         5.26%

* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


18      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC MODERATE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2000?

     The fund's performance was fairly strong and reflected its balanced portfolio. For the six-month period, Strategic Moderate posted a total return of 7.71%.* (See the previous page for other fund performance information.)

THE FUND COMFORTABLY OUTPERFORMED THE S&P 500 (AS SHOWN ON THE PREVIOUS PAGE). HOW DID THAT HAPPEN?

     In part, we made some good asset allocation decisions. We usually make modest adjustments to Strategic Moderate's neutral asset mix of 60% stocks, 30% bonds, and 10% cash. During the first half of the period, we were overweight stocks and underweight cash, which proved to be good for fund performance.

     We also made some timely decisions within our stock and bond holdings that enhanced the fund's return.

LET'S START WITH STOCKS. WHAT CHANGES DID YOU MAKE TO THIS PART OF THE
PORTFOLIO?

     We began the period with a heavy overweight in small- and mid-cap U.S. stocks. We've started to look at the small- and mid-cap sectors as a single entity, and we felt that the best investment opportunities were in this part of the market. This was a major reason why the fund performed so well--small- and mid-cap stocks outperformed large-caps by a pretty wide margin during the period (see the table on page 3).

     But, as we mentioned in our annual report six months ago, we were considering cutting back on our equity overweight after Y2K, and that's exactly what we did. We began to gradually pare back our stock holdings in early 2000, and by the end of the period we had brought the domestic stock portfolio back to a neutral position.

CAN YOU GIVE SOME EXAMPLES OF STOCKS THAT HAD THE MOST SIGNIFICANT IMPACT ON FUND PERFORMANCE?

     Despite their volatility, technology stocks were the fund's best performers. In particular, semiconductor companies were consistently strong and even held up reasonably well when most tech stocks went into a tailspin in April and May.

     Electrical equipment companies--the fund's biggest industry holding--also boosted fund performance, especially firms that manufacture components for fiber-optic networks and wireless communications.

     On the negative side, financial stocks, especially banks, were the portfolio's weakest performers. Rising interest rates led to reduced lending activity, and that in turn squeezed profit margins at many banks. Banks were one of the portfolio's largest industry holdings, so they had a sizable impact on fund performance.

LET'S SHIFT TO STRATEGIC MODERATE'S BOND PORTFOLIO. HOW WAS IT POSITIONED?

     We did some rebalancing during the past six months to bring the bond portion more in line with the sector weightings of the Lehman Aggregate Bond Index. That meant cutting back a little on our corporate bond holdings and adding more Treasury and government agency securities.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"A MAJOR REASON WHY THE FUND PERFORMED SO WELL WAS OUR HEAVY OVERWEIGHT IN SMALL- AND MID-CAP U.S. STOCKS, WHICH OUTPERFORMED LARGE-CAPS BY A PRETTY WIDE MARGIN."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                             AS OF MAY 31, 2000
U.S. STOCKS                          44%
U.S. BONDS                           31%
FOREIGN STOCKS                       14%
MONEY MARKET SECURITIES              11%

See page 63 for the fund's neutral asset mix.
Investment terms are defined in the Glossary on pages 64-65.


                                                www.americancentury.com      19


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

   Treasury bonds performed very well during the period, so we extended the duration (a measure of price volatility as interest rates change) of our Treasury holdings to take greater advantage of their price gains. To keep our overall duration in line with that of the Lehman index, we shortened the duration of our other holdings.

   We also adopted a slightly more conservative position by reducing our holdings of lower-rated corporate bonds. With the Fed raising interest rates to slow the economy, we preferred to own high-quality bonds issued by stable, well-known companies.

THE FUND NO LONGER OWNS ANY FOREIGN BONDS. WHY THE CHANGE?

   As of the first of the year, we eliminated the fund's strategic weighting in foreign bonds, which was typically around 5% of the portfolio. We found that this slice of the portfolio increased the fund's overall risk level without a measurable increase in performance. In other words, all it was giving us was extra volatility, and that's the opposite of what a diversified fund like Strategic Moderate is all about.

   We may still invest in foreign bonds from time to time when we see attractive opportunities, but it would likely be a very small part of the portfolio.

WHAT ABOUT THE FUND'S FOREIGN STOCK HOLDINGS?

   The changes we made followed the same pattern as for the domestic stock portion. We were heavily overweight in foreign stocks coming into 2000, but then we pared back to a more neutral position over the last few months.

   In addition, we reduced our Japanese stock holdings and shifted some of those assets back into Europe. Many of our Japanese stocks performed very well in 1999, and we felt it prudent to trim our holdings, especially with the economic pendulum swinging back toward weakness in early 2000.

   Unlike six months ago, when many of our biggest foreign holdings were in Japan, the portfolio is now focused more on companies in Europe and Canada.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC MODERATE'S ASSET ALLOCATION STRUCTURE?

   As usual, we'll keep it close to the neutral asset mix of 60% stocks, 30% bonds, and 10% cash to stay true to the fund's long-term investment goals.

   Since the end of the period, however, we've been reducing the portfolio's cash position a little and moving back to an overweight in stocks.

[left margin]

FUND'S U.S. STOCKS
                             AS OF MAY 31, 2000
NUMBER OF COMPANIES                 287
DIVIDEND YIELD                      1.4%
PRICE/EARNINGS RATIO                21.4

TOP 5 U.S. STOCKS
                            % OF FUND'S        % OF
                            U.S. STOCKS        FUND
VIACOM, INC. CI B              1.0%            0.4%
HCA-THE HEALTHCARE CORP.       0.9%            0.4%
INTERNATIONAL BUSINESS
   MACHINES CORP.              0.9%            0.4%
SBC COMMUNICATIONS INC.        0.9%            0.4%
EMERSON ELECTRIC CO.           0.9%            0.4%

FUND'S FOREIGN STOCKS
                             AS OF MAY 31, 2000
NUMBER OF COMPANIES                 198
DIVIDEND YIELD                      0.9%

TOP 5 FOREIGN STOCKS
                                            % OF FUND'S     % OF
                              COUNTRY     FOREIGN STOCKS    FUND
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES          NETHERLANDS        2.8%         0.4%
VODAFONE AIRTOUCH
   PLC ORD                     U.K.            2.3%         0.3%
SAMSUNG
   ELECTRONICS ORD          SOUTH KOREA        1.9%         0.3%
SKANDIA FORSAKRINGS
   AB ORD                     SWEDEN           1.9%         0.3%
BP AMOCO PLC ADR               U.K.            1.6%         0.2%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                         64%
ASIA/PACIFIC                   22%
AMERICAS (EXCLUDING U.S.)      14%


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S THE ATTRACTION OF STOCKS RIGHT NOW?

     We think that the stock market is in a better position after weathering a period of economic uncertainty. While we certainly don't expect to see the 25% annual returns that the S&P 500 posted over the past five years, we do expect greater stability and returns more in line with corporate earnings growth as we move forward.

     That said, we also believe that we're closer to the beginning than the end of the shakeout among technology companies, and we're not sure how that will ultimately play out.

CAN YOU TALK A LITTLE BIT MORE ABOUT THIS SHAKEOUT?

     The decline in technology shares over the past few months has taken some of the air out of the New Economy balloon, and investors are starting to take a harder look at the long-term business plans and profitability of their technology investments.

     Prior to this year, venture capital for technology start-ups flowed freely, and tech firms were going public at a rate of several per week. In the past six months, however, the market for initial public offerings has dried up, and venture capital has become increasingly hard to get.

     As the tech sector continues to evolve, we expect to see a great deal of consolidation. A large number of companies that were built on promises and little else will likely be bought out or disappear completely. In the end, though, we expect the survivors to be stronger and in a better position to be successful and profitable companies over the long term.

WILL THIS HAVE ANY EFFECT ON YOUR INVESTMENT STRATEGY GOING FORWARD?

     It won't change the way we look at technology stocks or equity investing in general. Our stock portfolio managers have always emphasized high-quality companies, whether they're technology-oriented firms or industrial manufacturers. We'll continue to invest in technology companies that meet our stringent investment guidelines.

     These standards also extend to our foreign stock holdings. Our foreign equity managers are constantly monitoring technological developments overseas. For example, wireless telecommunications are used to a much greater extent in Europe and Japan than they are in the U.S. This heavy usage has created a class of companies at the forefront of mobile computing and communication. We're investing in the best of these companies because they will be the most likely to benefit from the millions of people who shop, trade securities, do banking, and book flights using only their mobile phones.

HOW WILL YOU POSITION THE PORTFOLIO'S BOND HOLDINGS GOING FORWARD?

     We intend to maintain our current neutral position in bonds. We're starting to see evidence that the U.S. economy is slowing down, and that probably means the Fed is finished raising interest rates for the time being. Although inflation is higher than it has been in the past couple of years, it's still low on a historical basis. These factors are generally positive for bonds.

     We still favor a longer duration in our Treasury bond holdings and an overweight in corporate bonds. However, we'll be keeping a close eye on the credit quality of our corporate holdings, sticking with those that we think can remain financially sound during an economic slowdown.

[right margin]

"SINCE THE END OF THE PERIOD, WE'VE BEEN REDUCING THE PORTFOLIO'S CASH POSITION A LITTLE AND MOVING BACK TO AN OVERWEIGHT IN STOCKS."

FUND'S U.S. BONDS
                             AS OF MAY 31, 2000
NUMBER OF SECURITIES                155
WEIGHTED AVERAGE MATURITY         8.1 YRS
AVERAGE DURATION                  5.1 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                30%
U.S. TREASURY SECURITIES            26%
MORTGAGE-BACKED SECURITIES          22%
U.S. GOVT. AGENCY SECURITIES        17%
ASSET-BACKED SECURITIES              4%
OTHER                                1%


                                                www.americancentury.com      21


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 57.7%

ALCOHOL -- 0.1%
                    7,700  A-Ahram Beverages Co. GDR
                              (Acquired 4/14/00-4/17/00,
                              Cost $139,486)(1)(2)                  $    136,868
                    3,300  Anheuser-Busch Companies, Inc.                255,750
                    6,800  Hite Brewery Co., Ltd. ORD(1)                 219,743
                                                                    ------------
                                                                         612,361
                                                                    ------------
APPAREL & TEXTILES -- 0.1%
                   88,000  Far Eastern Textile Ltd. ORD                  142,811
                    2,200  Kenneth Cole Productions,
                              Inc. Cl A(1)                                73,562
                    8,000  Liz Claiborne, Inc.                           314,500
                                                                    ------------
                                                                         530,873
                                                                    ------------
BANKS -- 5.1%
                  195,870  African Bank Investments
                              Limited ORD(1)                             394,260
                    3,450  Alpha Credit Bank ORD                         146,398
                  116,517  Banca Intesa S.p.A. ORD                       460,929
                   22,200  Banco Rio de la Plata S.A.
                              Cl B ORD                                   146,098
                   58,600  Bank of America Corp.                       3,255,972
                   11,000  Barclays PLC ORD                              286,533
                   22,600  Chase Manhattan Corp.                       1,687,938
                   35,300  Citigroup Inc.                              2,195,219
                   40,300  First Union Corp.                           1,418,056
                   71,100  First Virginia Banks, Inc.                  2,821,781
                    7,000  Fleet Boston Financial Corp.                  264,688
                  375,000  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD(1)                        191,357
                  177,000  Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(1)                        242,096
                   14,421  ICICI Bank Ltd. ADR(1)                        221,723
                  108,700  KeyCorp                                     2,282,700
                    6,800  Komercni Banka a.s. ORD(1)                    146,796
                   45,967  Nordic Baltic Holding AB ORD                  305,141
                    8,000  Old Kent Financial Corp.                      266,000
                   15,300  PNC Bank Corp.                                770,738
                    8,300  Societe Generale Cl A ORD                     480,090
                  115,900  Summit Bancorp.                             3,324,881
                   17,100  UnionBanCal Corp.                             585,675
                   13,500  Wachovia Corp.                                933,188
               28,580,750  Yapi ve Kredi Bankasi A.S. ORD                352,818
                                                                    ------------
                                                                      23,181,075
                                                                    ------------
CHEMICALS -- 1.2%
                    7,100  BorsodChem Rt. ORD                            235,583
                   10,200  Dow Chemical Co.                            1,092,038
                   14,800  du Pont (E.I.) de Nemours & Co.               725,200
                   28,700  Minnesota Mining &
                              Manufacturing Co.                        2,461,025


Shares                                                                 Value
--------------------------------------------------------------------------------

                    1,700  Pannonplast Rt. ORD                      $     38,320
                   18,600  Praxair, Inc.                                 781,200
                                                                    ------------
                                                                       5,333,366
                                                                    ------------
CLOTHING STORES(3)
                    4,800  Gadzooks, Inc.(1)                              68,400
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.7%
                      800  Adaptec, Inc.(1)                               15,775
                    3,000  Apple Computer, Inc.(1)                       252,094
                   15,000  Asustek Computer Inc. ORD                     151,412
                   27,100  Dell Computer Corp.(1)                      1,169,534
                   17,300  EMC Corp. (Mass.)(1)                        2,012,206
                    9,100  Hewlett-Packard Co.                         1,093,138
                   29,000  Hon Hai Precision Industry ORD(1)             265,433
                    5,600  Network Appliances, Inc.(1)                   361,375
                    2,800  Network Peripherals, Inc.(1)                   49,788
                    2,200  Proxim, Inc.(1)                               192,019
                    3,800  Sanmina Corp.(1)                              241,894
                   12,900  Sun Microsystems, Inc.(1)                     988,059
                   30,500  Xerox Corp.                                   827,312
                                                                    ------------
                                                                       7,620,039
                                                                    ------------
COMPUTER SOFTWARE -- 2.7%
                    3,900  Amdocs Ltd.(1)                                241,556
                    1,200  AudioCodes Ltd.(1)                             87,638
                    8,500  Autodesk, Inc.                                314,766
                    2,300  Business Objects S.A. ADR(1)                  184,000
                    5,200  Check Point Software
                              Technologies Ltd.(1)                       977,275
                    5,400  Computer Associates
                              International, Inc.                        278,100
                   17,000  International Business Machines
                              Corp.                                    1,824,312
                      911  Intershop Communications
                              AG ORD                                     369,754
                   74,000  Ixchange Technology Holdings
                              Limited ORD(1)                             143,633
                    2,000  Lernout & Hauspie Speech
                              Products N.V.(1)                            83,688
                   11,100  Logica plc ORD                                297,451
                   43,700  Microsoft Corp.(1)(4)                       2,732,616
                   34,600  Misys plc ORD                                 299,044
                    5,400  National Instruments Corp.(1)                 195,581
                    6,600  Objective Systems Integrators, Inc.(1)         48,572
                    9,700  ONYX Software Corp.(1)                        165,809
                   35,800  Oracle Corp.(1)                             2,570,888
                    1,700  SAP AG ADR                                     72,888
                    5,735  Softbank S.A. ORD                             237,490
                  185,000  Softline Limited ORD(1)                       183,530
                    4,700  Tieto Corp. Cl B ORD                          184,169
                    7,400  Veritas Software Corp.(1)                     861,869
                                                                    ------------
                                                                      12,354,629
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.2%
                   58,000  Cemex SA de CV Cl A ORD                       245,926
                    1,100  Mastec, Inc.(1)                                75,212


22      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   34,006  Mostostal Zabrze - Holding S.A.
                              ORD                                   $    100,200
                   70,000  President Chain Store Corp. ORD               269,231
                    3,400  Quanta Services, Inc.(1)                      166,600
                                                                    ------------
                                                                         857,169
                                                                    ------------
CONSUMER DURABLES -- 0.3%
                   15,800  Pier 1 Imports, Inc.                          134,300
                    6,000  PIONEER CORP. ORD                             182,964
                   22,000  Sharp Corporation ORD                         395,588
                      259  Swatch Group AG (The) Cl B ORD                317,900
                    5,700  Whirlpool Corp.                               323,119
                                                                    ------------
                                                                       1,353,871
                                                                    ------------
DEFENSE/AEROSPACE -- 0.6%
                   35,700  Boeing Co.                                  1,394,531
                   41,200  Lockheed Martin Corp.                       1,009,400
                    1,000  Northrop Grumman Corp.                         76,625
                   14,200  Raytheon Co. Cl B                             332,812
                                                                    ------------
                                                                       2,813,368
                                                                    ------------
DEPARTMENT STORES -- 1.0%
                   16,100  Ames Department Stores, Inc.(1)               190,684
                    4,300  Federated Department Stores,
                              Inc.(1)                                    165,550
                   17,100  May Department Stores Co. (The)               514,069
                    2,100  Pinault-Printemps-Redoute SA
                              ORD                                        453,076
                    6,100  Sears, Roebuck & Co.                          225,319
                   95,000  Wal-Mart de Mexico SA de CV
                              Series V ORD(1)                            195,907
                   46,800  Wal-Mart Stores, Inc.                       2,696,850
                                                                    ------------
                                                                       4,441,455
                                                                    ------------
DRUGS -- 3.1%
                    4,300  American Home Products Corp.                  231,662
                   13,600  Amgen Inc.(1)                                 865,725
                    2,800  Aventis SA ORD                                182,514
                    3,300  Biogen, Inc.(1)                               179,747
                   27,700  Bristol-Myers Squibb Co.                    1,525,231
                    3,100  Diversa Corp.(1)                               67,812
                   11,800  Enzon, Inc.(1)                                340,356
                    3,600  ILEX Oncology, Inc.(1)                         89,888
                    6,400  IVAX Corp.(1)                                 240,800
                    6,300  Jones Pharma Inc.                             229,753
                    1,400  MedImmune, Inc.(1)                            217,481
                    6,600  Merck & Co., Inc.                             492,525
                      302  Novartis AG ORD                               446,969
                    3,786  Novo Nordisk A/S Cl B ORD                     628,415
                   50,000  Pfizer, Inc.                                2,228,125
                    7,000  Protein Design Labs, Inc.(1)                  746,594
                    1,800  QLT PhotoTherapeutics Inc.(1)                  88,200
                    3,173  Richter Gedeon Rt. ORD                        186,475
                   26,900  Schering-Plough Corp.                       1,301,288
                    4,000  Takeda Chemical Industries,
                              Ltd. ORD                                   272,500
                    5,900  Tanox, Inc.(1)                                298,134

Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,300  Titan Pharmaceuticals, Inc.(1)           $    109,112
                   23,600  Warner-Lambert Co.                          2,882,150
                                                                    ------------
                                                                      13,851,456
                                                                    ------------
ELECTRICAL EQUIPMENT -- 6.4%
                    2,500  ADTRAN, Inc.(1)                               154,141
                    4,700  Advanced Energy Industries, Inc.(1)           173,312
                   13,230  Alcatel Alsthom Compagnie
                              Generale ORD                               733,701
                    6,600  ANTEC Corp.(1)                                330,825
                    4,600  AVX Technology                                263,638
                   10,300  Celestica Inc.(1)                             479,594
                    5,800  CIENA Corp.(1)                                694,369
                   83,300  Cisco Systems Inc.(1)(4)                    4,740,291
                    7,700  Comverse Technology, Inc.(1)                  703,828
                    4,300  Corning Inc.                                  831,781
                    3,000  Credence Systems Corp.(1)                     163,875
                   12,100  Digital Microwave Corp.(1)                    337,666
                    1,900  E-Tek Dynamics, Inc.(1)                       349,422
                  125,300  Eastern Communications Co., Ltd.
                              Cl B ORD                                   124,298
                   38,800  Ericsson (L.M.) Telephone Co.
                              ADR                                        794,188
                   12,397  Flextronics International Ltd.
                              ADR(1)                                     674,474
                    1,300  Gilat Satellite Networks Ltd.(1)              105,097
                   14,900  Glenayre Technologies, Inc.(1)                122,459
                    4,400  Harmonic Inc.(1)                              196,488
                   42,000  Hitachi Ltd. ORD                              519,307
                    3,400  Integrated Circuit Systems, Inc.(1)            41,225
                   39,510  JDS Uniphase Corp.(1)                       3,476,880
                    5,500  KEMET Corp.(1)                                369,531
                      300  Keyence Corporation ORD                        89,675
                    6,500  KLA-Tencor Corporation(1)                     321,953
                    3,800  Motorola, Inc.                                356,250
                   18,500  Nokia Corp. Cl A ADR                          962,000
                   36,800  Nortel Networks Corp.                       1,998,700
                    2,300  Orbotech Ltd.(1)                              194,638
                   22,032  Phillips Electronics N.V. New
                              York Shares                                973,539
                   43,200  Pinnacle Systems, Inc.(1)                   1,032,750
                   15,300  Powerwave Technologies, Inc.(1)               828,591
                      200  Sagem SA New Shares ORD                       235,483
                    4,589  Samsung Electronics ORD                     1,251,361
                    7,900  Scientific-Atlanta, Inc.                      445,362
                    5,900  Sensormatic Electronics Corp.(1)               92,556
                    5,200  Siemens AG ORD                                764,519
                    2,700  Sony Corp. ORD                                243,999
                   13,400  Tekelec, Inc.(1)                              441,362
                    3,000  Tokyo Electron Ltd. ORD                       408,750
                    7,700  Tollgrade Communications, Inc.(1)             509,644
                   59,000  Toshiba Corp. ORD                             568,727
                    4,700  UTStarcom Inc.(1)                             180,656
                    7,800  Vishay Intertechnology, Inc.(1)               551,850
                   12,400  Westell Technologies, Inc.(1)                 204,988
                                                                    ------------
                                                                      29,037,743
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      23


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.4%
                    4,800  AES Corp. (The)(1)                       $    418,800
                   10,800  Calpine Corp.(1)                            1,144,125
               18,456,000  Companhia de Transmissao de
                              Energia Eletrica Paulista ORD(1)            73,946
                5,207,000  Empresa Paulista de Transmissao
                              de Energia SA ORD                           41,039
                   14,100  Florida Progress Corp.                        699,712
                   54,200  FPL Group, Inc.                             2,682,900
                   23,500  Niagara Mohawk Holdings Inc.(1)               345,156
                   11,800  Public Service Enterprise Group Inc.          439,550
                   13,900  Reliant Energy, Inc.                          396,150
                   13,100  Utilicorp United Inc.                         257,088
                                                                    ------------
                                                                       6,498,466
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.0%
                   21,400  Amerada Hess Corp.                          1,420,425
                   13,300  Apache Corp.                                  809,638
                   18,700  BP Amoco Plc ADR                            1,016,812
                   15,300  Burlington Resources Inc.                     699,975
                   22,200  Chevron Corp.                               2,052,112
                   27,900  Exxon Mobil Corp.                           2,324,419
                   22,500  Kerr-McGee Corp.                            1,342,969
                    3,300  Lukoil Holding ADR                            182,325
                   13,500  Murphy Oil Corp.                              875,812
                   28,500  Royal Dutch Petroleum Co.
                              New York Shares                          1,779,469
                   13,400  Surgutneftegaz ADR(1)                         193,462
                   14,500  Triton Energy Ltd.(1)                         483,938
                   15,300  Union Pacific Resources                       362,419
                                                                    ------------
                                                                      13,543,775
                                                                    ------------
ENTERTAINMENT -- 0.5%
                   76,900  Corporacion Interamericana de
                              Entretenimiento S.A.
                              Cl B ORD(1)                                306,645
                   30,506  Viacom, Inc. Cl B(1)                        1,891,372
                                                                    ------------
                                                                       2,198,017
                                                                    ------------
EQUITY REAL ESTATE INVESTMENT
TRUST -- 0.1%
                    5,600  Pinnacle Holdings Inc.(1)                     274,225
                                                                    ------------
FINANCIAL SERVICES -- 2.4%
                    8,400  American Express Co.                          452,025
                  138,000  China Development Industrial
                              Bank ORD(1)                                210,516
                   11,000  Coronation Holdings Limited ORD               176,500
                   11,100  Countrywide Credit Industries, Inc.           341,325
                    3,300  Credit Suisse Group ORD                       617,867
                   14,600  Fannie Mae                                    877,825
                    6,600  Federal Home Loan Mortgage
                              Corporation                                293,700
                   86,600  General Electric Co. (U.S.)                 4,557,325
                    6,173  ING Groep N.V. ORD                            370,106
                      106  Julius Baer Holding AG ORD                    381,182
                      800  Marschollek Lautenschlaeger und
                              Partner AG ORD                             282,056

Shares                                                                 Value
--------------------------------------------------------------------------------

                    6,400  Marsh & McLennan Companies,
                              Inc.                                  $    704,400
                    3,700  Providian Financial Corp.                     329,069
                   48,200  Skandia Forsakrings AB ORD                  1,236,835
                                                                    ------------
                                                                      10,830,731
                                                                    ------------
FOOD & BEVERAGE -- 1.6%
                  127,358  Archer-Daniels-Midland Co.                  1,520,336
                   31,381  Diageo plc ORD                                268,872
                   13,900  Hartwall Oyj Abp ORD                          219,688
                   19,200  IBP, Inc.                                     316,800
                  105,200  Interstate Bakeries Corp.                   1,525,400
                   18,700  PepsiCo, Inc.                                 760,856
                   14,300  Quaker Oats Co. (The)                       1,051,944
                    9,700  Suiza Foods Corp.(1)                          435,288
                  126,600  Tyson Foods, Inc. Cl A                      1,250,175
                                                                    ------------
                                                                       7,349,359
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.3%
                    8,600  Aracruz Celulose S.A. ADR                     144,050
                      600  Chesapeake Corp.                               19,612
                    8,858  International Paper Co.                       308,369
                    3,400  Temple-Inland Inc.                            168,938
                5,850,000  Votorantim Celulose e Papel
                              SA ORD                                     186,224
                    7,600  Weyerhaeuser Co.                              377,150
                                                                    ------------
                                                                       1,204,343
                                                                    ------------
GAS & WATER UTILITIES -- 0.8%
                   71,600  AGL Resources Inc.                          1,190,350
                  155,520  Centrica plc ORD                              563,747
                    4,200  Kinder Morgan, Inc.                           137,025
                    4,000  Suez Lyonnaise des Eaux ORD                   673,344
                   43,300  Washington Gas Light Co.                    1,152,862
                                                                    ------------
                                                                       3,717,328
                                                                    ------------
GOLD -- 0.1%
                   17,700  Barrick Gold Corp.                            319,706
                                                                    ------------
GROCERY STORES -- 0.1%
                    7,000  Grupo Gigante SA de CV ORD                     10,679
                    7,500  Safeway Inc.(1)                               345,938
                                                                    ------------
                                                                         356,617
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                    6,255  ABB Ltd. ORD(1)                               778,901
                    1,100  C&D Technologies, Inc.                         79,750
                    9,000  CommScope, Inc.(1)                            347,625
                   38,300  Cooper Industries, Inc.                     1,283,050
                    6,200  Cummins Engine Company, Inc.                  201,888
                   29,700  Emerson Electric Co.                        1,752,300
                                                                    ------------
                                                                       4,443,514
                                                                    ------------
HEAVY MACHINERY(3)
                    3,800  Atlas Copco AB Cl A ORD                        81,823
                    2,630  Atlas Copco AB Cl B ORD                        58,684
                                                                    ------------
                                                                         140,507
                                                                    ------------


24      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.3%
                    7,300  Avon Products, Inc.                      $    301,581
                    4,900  Colgate-Palmolive Co.                         257,862
                    7,000  Kao Corporation ORD                           212,161
                    5,500  Procter & Gamble Co. (The)                    365,750
                   10,300  Ralston Purina Co.                            191,194
               11,648,100  Trakya Cam Sanayii A.S. ORD(1)                153,251
                                                                    ------------
                                                                       1,481,799
                                                                    ------------
HOTELS(3)
                   12,300  Park Place Entertainment Corp.(1)             155,288
                                                                    ------------
INDUSTRIAL PARTS -- 0.5%
                   20,176  Assa Abloy AB Cl B ORD(1)                     389,420
                    2,600  Cymer, Inc.(1)                                 82,144
                   11,051  Illinois Tool Works Inc.                      641,649
                   10,000  Maillis ORD                                   139,643
                   17,000  Tubos de Acero de Mexico,
                              SA ADR                                     229,500
                    3,400  United Technologies Corp.                     205,488
                   21,300  York International Corp.                      556,462
                                                                    ------------
                                                                       2,244,306
                                                                    ------------
INDUSTRIAL SERVICES -- 0.3%
                   13,200  Capita Group Plc ORD                          295,596
                   16,000  Compass Group PLC ORD                         179,508
                    6,600  Hertz Corp. Cl A                              206,662
                    4,000  ISS A/S ORD(1)                                290,628
                   19,900  Securitas AB Cl B ORD                         465,130
                                                                    ------------
                                                                       1,437,524
                                                                    ------------
INFORMATION SERVICES -- 1.8%
                      348  Adecco SA ORD                                 275,521
                    5,700  Automatic Data Processing, Inc.               313,144
                    6,400  BISYS Group, Inc. (The)(1)                    421,000
                      651  Cap Gemini SA ORD                             122,311
                   22,400  Ceridian Corp.(1)                             540,400
                   25,200  CMG plc ORD                                   352,180
                    7,800  Computer Sciences Corp.(1)                    748,312
                   10,600  Cysive, Inc.(1)                               268,975
                   32,000  Datacraft Asia Limited ORD                    222,400
                   13,200  Diamond Technology Partners
                              Inc.(1)                                    835,725
                   40,000  Dimension Data Holdings Ltd.
                              ORD(1)                                     278,926
                   16,400  Dun & Bradstreet Corp. (The)                  504,300
                    6,800  Electronic Data Systems Corp.                 437,325
                    5,600  eLoyalty Corp.(1)                              83,650
                   12,400  First Data Corp.                              695,175
                   16,500  Getronics N.V. ORD                            276,983
                   39,600  Hays plc ORD                                  222,438
                    7,665  Insung Information ORD                        100,096
                   11,500  Proxicom, Inc.(1)                             527,203
                    2,700  Sapient Corp.(1)                              269,747
                   24,300  SEMA Group plc ORD                            339,238


Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,500  TenFold Corp.(1)                         $     78,750
                    9,500  Valassis Communications, Inc.(1)              313,500
                                                                    ------------
                                                                       8,227,299
                                                                    ------------
INTERNET -- 0.7%
                   29,000  America Online Inc.(1)                      1,537,000
                    2,000  Digital Island(1)                              36,688
                    4,700  GlobeSpan, Inc.(1)                            415,509
                    7,000  Portal Software, Inc.(1)                      281,531
                    1,835  Tiscali SpA ORD(1)                             91,468
                    5,000  Verio Inc.(1)                                 285,312
                    5,100  Yahoo! Inc.(1)                                576,459
                                                                    ------------
                                                                       3,223,967
                                                                    ------------
LEISURE -- 0.2%
                    6,100  Eastman Kodak Co.                             364,475
                   15,800  GTECH Holdings Corp.(1)                       348,588
                    3,800  Polaroid Corp.                                 72,912
                                                                    ------------
                                                                         785,975
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.3%
                    3,900  CIGNA Corp.                                   346,369
                   18,500  Lincoln National Corp.                        716,875
                   20,300  Mediolanum SpA ORD                            311,347
                                                                    ------------
                                                                       1,374,591
                                                                    ------------
MEDIA -- 1.7%
                   16,000  Clear Channel Communications,
                              Inc.(1)                                  1,198,000
                   13,200  Comcast Corp. Cl A(1)                         500,362
                    6,000  Cox Communications, Inc. Cl A(1)              264,750
                   22,500  Disney (Walt) Co.                             949,219
                    2,912  EM.TV & Merchandising AG ORD                  195,669
                       19  Fuji Television Network, Inc. ORD             288,813
                    2,200  General Motors Corp. Cl H(1)                  216,562
                    4,900  Grupo Televisa S.A. GDR(1)                    272,869
                   12,600  Infinity Broadcasting Corp. Cl A(1)           398,475
                   18,538  Mediaset SpA ORD                              287,790
                    3,634  Modern Times Group MTG
                              AB Cl B ORD(1)                             163,188
                   19,200  Mondadori (Arnoldo) Editore
                              SpA ORD                                    442,611
                   11,600  News Corp. Ltd. (The) ADR                     528,525
                    8,000  Pearson plc ORD                               241,581
                    1,200  Radio One, Inc.(1)                             85,950
                      700  Societe Television
                              Francaise 1 ORD                            451,702
                    4,033  Sogecable, S.A. ORD(1)                        149,735
                    5,400  TV Azteca SA DE CV ADR                         50,962
                    6,500  UnitedGlobalCom Cl A(1)                       311,797
                    4,100  Univision Communications
                              Inc. Cl A(1)                               422,300
                   27,700  WPP Group plc ORD                             337,329
                                                                    ------------
                                                                       7,758,189
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      25


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
                    5,000  Aclara BioSciences, Inc.(1)              $    135,156
                    1,200  ArthroCare Corp.(1)                           102,300
                      700  Aurora Biosciences Corp.(1)                    33,184
                    7,000  Bard (C.R.), Inc.                             319,375
                   13,300  Beckman Coulter Inc.                          799,662
                    8,500  CONMED Corp.(1)                               204,797
                   11,600  Guidant Corp.(1)                              587,250
                    4,000  Hoya Corp. ORD                                370,377
                   11,500  Johnson & Johnson                           1,029,250
                   15,600  Medtronic, Inc.                               805,350
                    2,900  MiniMed Inc.(1)                               346,006
                    1,800  Nanogen, Inc.(1)                               44,662
                                                                    ------------
                                                                       4,777,369
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                   69,500  HCA-The Healthcare Corp.(1)                 1,876,500
                   15,900  Oxford Health Plans, Inc.(1)                  338,372
                    2,600  PacifiCare Health Systems, Inc.(1)            168,512
                    5,300  United HealthCare Corp.                       395,181
                                                                    ------------
                                                                       2,778,565
                                                                    ------------
MINING & METALS -- 0.4%
                    8,600  Alcoa Inc.                                    502,562
                  950,000  Angang New Steel Co. Ltd.
                              Cl H ORD                                    74,366
                7,209,000  Companhia Siderurgica Nacional
                              ORD                                        235,420
                    7,500  Companhia Vale do Rio Doce
                              Cl A ORD                                   187,294
                    3,900  Impala Platinum Holdings Limited
                              ORD                                        130,425
                   37,000  Iscor Limited ORD                              82,988
                   13,100  Maverick Tube Corp.(1)                        460,547
                   49,900  Siderca S.A.I.C. ORD                           92,828
                                                                    ------------
                                                                       1,766,430
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
                1,986,400  Brisa Bridgestone Sabanci Lastik
                              San. Ve Tic A.S. ORD                       129,060
                   19,200  Ford Motor Co.                                932,400
                    2,900  General Motors Corp.                          204,812
                    5,700  North American Bus Industries
                              Rt. ORD(1)                                 112,244
                   33,200  Superior Industries International,
                              Inc.                                       927,525
                    6,000  Toyota Motor Corp. ORD                        271,944
                                                                    ------------
                                                                       2,577,985
                                                                    ------------
MULTI-INDUSTRY -- 0.6%
                   25,000  Citic Pacific Ltd. ORD                        119,025
                    9,600  Compagnie Financiere Richemont
                              AG Depositary Receipts ORD(1)              236,851
                8,276,200  Dogan Sirketler Grubu Holding
                              A.S. ORD                                   191,562
                   16,899  Elektrim Spolka Akcyjna
                              S.A. ORD(1)                                219,168
                   43,700  Hutchison Whampoa Limited ORD                 504,716

Shares                                                                 Value
--------------------------------------------------------------------------------

                   12,600  Tyco International Ltd.                  $    592,988
                    7,909  Vivendi ORD                                   850,597
                                                                    ------------
                                                                       2,714,907
                                                                    ------------
OIL REFINING(3)
                    9,800  Polski Koncern Naftowy SA GDR
                              (Acquired 5/31/00, Cost
                              $92,424)(1)(2)                              91,875
                                                                    ------------
OIL SERVICES -- 1.0%
                    9,400  Baker Hughes Inc.                             340,750
                    3,300  BJ Services Co.(1)                            236,362
                    9,700  Ensco International Inc.                      338,894
                   10,000  Global Marine Inc.(1)                         283,125
                    4,400  Grant Prideco, Inc.(1)                        102,300
                   19,900  Key Energy Group, Inc.(1)                     216,412
                   22,800  Marine Drilling Co., Inc.(1)                  655,500
                    9,500  National-Oilwell, Inc.(1)                     247,000
                    5,400  Patterson Energy, Inc.(1)                     130,444
                   12,000  PetroChina Co. Ltd. ADR(1)                    241,500
                   13,900  R&B Falcon Corp.(1)                           325,781
                   16,800  Rowan Companies, Inc.(1)                      521,850
                    2,900  Smith International, Inc.(1)                  229,281
                    9,900  Transocean Sedco Forex, Inc.                  486,956
                    3,700  Weatherford International, Inc.(1)            159,331
                                                                    ------------
                                                                       4,515,486
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.8%
                    3,000  Ace, Ltd.(1)                                   80,438
                   30,000  Alleanza Assicurazioni ORD                    346,211
                   25,800  Allstate Corp.                                683,700
                    8,100  Ambac Financial Group, Inc.                   408,038
                    9,100  American International Group, Inc.          1,024,319
                    3,835  Axa ORD                                       566,666
                   23,200  Chubb Corp. (The)                           1,624,000
                    2,200  Everest Reinsurance Holdings, Inc.             74,800
                   77,500  Horace Mann Educators Corp.                 1,317,500
                   25,900  MGIC Investment Corp.                       1,283,669
                   19,000  Prudential Corporation PLC ORD                287,874
                    4,200  Radian Group Inc.                             231,000
                                                                    ------------
                                                                       7,928,215
                                                                    ------------
PUBLISHING -- 0.5%
                    2,503  Altran Technologies SA ORD                    564,134
                   26,300  Banta Corp.                                   486,550
                   12,400  Deluxe Corp.                                  306,125
                    5,800  Dow Jones & Co., Inc.                         394,400
                   12,500  VNU N.V. ORD                                  639,443
                                                                    ------------
                                                                       2,390,652
                                                                    ------------
RAILROADS -- 0.2%
                   15,400  Union Pacific Corp.                           651,612
                                                                    ------------
RESTAURANTS -- 0.1%
                    7,900  Brinker International, Inc.(1)                223,669
                    9,800  Jack in the Box Inc.(1)                       243,162
                                                                    ------------
                                                                         466,831
                                                                    ------------


26      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                   39,400  Amvescap Plc ORD                         $    517,581
                      853  Consors Discount Broker
                              AG ORD(1)                                   79,892
                   22,000  Morgan Stanley Dean Witter & Co.            1,582,625
                   20,000  Nomura Securities Co., Ltd. ORD               457,874
                                                                    ------------
                                                                       2,637,972
                                                                    ------------
SEMICONDUCTOR -- 3.7%
                    8,100  Applied Materials, Inc.(1)                    676,603
                    2,800  ASM Lithography Holding N.V.
                              New York Shares(1)                         100,012
                  110,000  ASM Pacific Technology
                              Limited ORD                                389,605
                    7,300  Asyst Technologies, Inc.(1)                   293,597
                    4,100  Brooks Automation, Inc.(1)                    163,488
                    5,000  Canon, Inc. ORD                               229,864
                   14,400  Cypress Semiconductor Corp.(1)                605,700
                   14,400  Exar Corp.(1)                                 988,650
                   13,540  Hyundai Electronics Industries
                              Co. ORD(1)                                 210,982
                    9,800  Integrated Device Technology, Inc.(1)         466,112
                   28,400  Intel Corp.                                 3,542,012
                    5,000  International Rectifier Corp.(1)              206,250
                    6,900  Kopin Corp.(1)                                488,606
                    3,100  Kulicke & Soffa Industries, Inc.(1)           156,162
                    1,800  KYOCERA CORP. ORD                             298,304
                   19,000  Lam Research Corp.(1)                         610,969
                    6,400  Linear Technology Corp.                       377,800
                    5,000  LSI Logic Corp.(1)                            263,438
                    5,600  Maxim Integrated Products, Inc.(1)            355,075
                  380,900  Music Corporation ORD(1)                       45,547
                    5,700  National Semiconductor Corp.(1)               306,375
                    4,000  Pericom Semiconductor Corp.(1)                164,000
                      700  PMC-Sierra, Inc.(1)                           107,297
                    3,800  Power Integrations, Inc.(1)                    89,062
                    7,400  PRI Automation, Inc.(1)                       380,406
                    8,800  REMEC, Inc.(1)                                298,650
                    4,600  SanDisk Corp.(1)                              267,806
                    7,500  Sawtek Inc.(1)                                482,109
                   12,300  STMicroelectronics N.V. New
                              York Shares                                736,462
                   83,200  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(1)              423,966
                    2,600  Teradyne, Inc.(1)                             223,600
                   22,000  Texas Instruments Inc.                      1,589,500
                  126,000  United Microelectronics Corp.
                              ORD(1)                                     382,376
                   86,580  Winbond Electronics Corp. ORD(1)              261,342
                    6,800  Xilinx, Inc.(1)                               517,438
                                                                    ------------
                                                                      16,699,165
                                                                    ------------
SPECIALTY STORES -- 0.7%
                    3,300  Best Buy Co., Inc.(1)                         211,200
                    9,720  Folli-Follie Abee ORD                         214,663
                    6,500  Hennes & Mauritz AB Cl B ORD                  164,618
                   35,300  Home Depot, Inc.                            1,723,081

Shares                                                                 Value
--------------------------------------------------------------------------------

                    7,500  NBTY, Inc.(1)                            $    119,766
                   61,800  Office Depot, Inc.(1)                         436,462
                   69,600  Profurn Limited ORD                            38,026
                    1,200  Ryohin Keikaku Co. Limited ORD                174,511
                    6,000  Zale Corp.(1)                                 228,000
                                                                    ------------
                                                                       3,310,327
                                                                    ------------
TELEPHONE -- 4.0%
                   32,100  AT&T Corp.                                  1,113,469
                    9,500  Bell Atlantic Corp.                           502,312
                   29,300  BellSouth Corp.                             1,367,944
                   11,800  Century Telephone Enterprises, Inc.           318,600
                    7,646  COLT Telecom Group plc ORD(1)                 270,175
                    3,400  Covad Communications Group,
                              Inc.(1)                                     80,856
                   12,100  Embratel Participacoes S.A. ADR               253,344
                    5,867  Energis plc ORD(1)                            223,220
                   53,500  GTE Corp.                                   3,383,875
                        7  Japan Telecom Co. Ltd. ORD                    306,887
                   14,400  McLeodUSA Inc. Cl A(1)                        288,450
                    5,100  NEXTLINK Communications,
                              Inc. Cl A(1)                               357,478
                    1,681  NTL Inc.(1)                                    99,389
                   12,400  Rostelecom ADR                                188,325
                   41,500  SBC Communications Inc.                     1,813,031
                    3,100  SK Telecom Co., Ltd. ADR                      124,194
                      800  SK Telecom Co., Ltd. ORD                      272,687
                   13,430  Sonera Group Oyj ORD                          681,994
                   58,300  Sprint Corp.                                3,527,150
                    3,400  Tele Danmark A/S ORD                          240,645
                   35,100  Telecom Italia SpA ORD                        485,818
                   38,512  Telefonica S.A. ORD(1)                        792,361
                   15,200  Telefonos de Mexico, S.A.
                              Cl L ADR                                   740,050
                   32,900  Telekomunikacja Polska S.A.
                              ORD (Acquired 2/17/00, Cost
                              $284,585)(2)                               231,122
                   43,663  TeleWest Communications plc
                              ORD(1)                                     177,896
                    2,800  U S WEST, Inc.                                201,601
                    4,518  United Pan-Europe
                              Communications NV ORD(1)                   117,335
                   13,300  Magyar Tavkozlesi Rt. ORD(1)                   92,338
                                                                    ------------
                                                                      18,252,546
                                                                    ------------
TOBACCO -- 0.3%
                   67,500  UST Inc.                                    1,122,188
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.9%
                   19,000  Advanced Info Service Public Co.
                              Limited ORD(1)                             218,251
                    7,200  ALLTEL Corp.                                  471,150
                    3,500  Audiovox Corp. Cl A(1)                         66,172
                   36,184  Cable & Wireless plc ORD                      604,330
                  108,000  China Telecom (Hong Kong)
                              Ltd. ORD(1)                                807,315
                    5,184  Egyptian Mobile Phone Network
                              ORD(1)                                     212,970


See Notes to Financial Statements               www.americancentury.com      27


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                    1,800  Golden Telecom Inc.(1)                   $     53,944
                   19,000  Grupo Iusacell S.A. de C.V.
                              Series L ADR(1)                            251,750
                    3,330  Korea Telecom Corporation ORD                 247,649
                   23,600  LCC International, Inc. Cl A(1)               348,838
                    4,224  NetCom Systems AB Cl B ORD(1)                 299,250
                    2,300  Nextel Communications, Inc.(1)                212,966
                       12  NTT Mobile Communications
                              Network, Inc. ORD                          309,204
                   22,500  QUALCOMM Inc.(1)                            1,492,734
                   18,400  Sprint PCS(1)                               1,021,200
                   13,800  Tele Centro Oeste Celular
                              Participacoes SA ADR                       140,588
                   13,471  Telecel-Comunicacaoes Pessoais,
                              SA ORD                                     219,207
                    3,900  Telekomunikacja Polska S.A.
                              ORD(1)                                      27,420
                    5,400  Videsh Sanchar Nigam Ltd. GDR(1)               84,375
                  330,738  Vodafone AirTouch PLC ORD                   1,511,008
                                                                    ------------
                                                                       8,600,321
                                                                    ------------
TOTAL COMMON STOCKS                                                  260,903,777
                                                                    ------------
   (Cost $214,894,764)

PREFERRED STOCKS & RIGHTS -- 0.5%
BANKS -- 0.1%
               46,000,000  Banco Bradesco SA ORD                         311,800
                                                                    ------------
MINING & METALS -- 0.1%
                   53,000  Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                       232,711
                                                                    ------------
OIL SERVICES -- 0.2%
                4,240,000  Petroleo Brasileiro S.A. ORD                  989,023
                                                                    ------------
TELEPHONE -- 0.1%
               15,090,586  Tele Norte Leste Participacoes
                              S.A. ORD                                   298,167
                   24,148  Tele Norte Leste Participacoes
                              S.A. Rights ORD(1)                              76
                                                                    ------------
                                                                         298,243
                                                                    ------------
WIRELESS TELECOMMUNICATIONS(3)
               31,400,000  Telemig Celular Participacoes
                              SA ORD                                      91,339
                                                                    ------------
TOTAL PREFERRED STOCKS & RIGHTS                                        1,923,116
                                                                    ------------
   (Cost $1,994,881)

U.S. TREASURY SECURITIES -- 8.1%
              $6,700,000   U.S. Treasury Notes, 6.00%,
                              8/15/00                                  6,702,097
                3,900,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                  3,843,938
                1,925,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                                  1,922,594

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $4,400,000  U.S. Treasury Notes, 6.375%,
                              1/31/02                               $  4,373,877
                2,000,000  U.S. Treasury Notes, 5.25%,
                              5/15/04                                  1,906,876
                1,500,000  U.S. Treasury Notes, 5.875%,
                              11/15/04                                 1,459,220
                  500,000  U.S. Treasury Notes, 5.50%,
                              5/15/09                                    470,000
                2,950,000  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  3,762,173
                1,950,000  U.S. Treasury Bonds, 8.75%,
                              5/15/17                                  2,413,125
                5,450,000  U.S. Treasury Bonds, 7.875%,
                              2/15/21                                  6,373,094
                  800,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                                   784,000
                2,500,000  U.S. Treasury Bonds, 6.25%,
                           5/15/30                                     2,579,688
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        36,590,682
                                                                    ------------
   (Cost $36,574,003)

U.S. GOVERNMENT AGENCY SECURITIES -- 4.2%
                1,700,000  FHLMC MTN, 6.50%, 1/19/01                   1,694,268
                1,000,000  FNMA, 7.25%, 5/25/01                        1,001,376
                3,600,000  FNMA, 5.25%, 1/15/03                        3,426,631
                2,900,000  FNMA, 7.125%, 2/15/05                       2,871,438
                  950,000  FNMA, 7.125%, 1/15/30                         926,012
                4,800,000  FNMA, Series B, 7.25%,
                              1/15/10                                  4,726,906
                3,300,000  FNMA MTN, 6.23%, 7/21/08                    3,014,072
                1,500,000  SLMA MTN, VRN, 6.49%,
                              6/6/00, resets weekly off the
                              3-month T-Bill rate plus 0.60%
                              with no caps                             1,500,147
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     19,160,850
                                                                    ------------
   (Cost $19,600,306)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(5) -- 1.1%
      5,000,000  FNMA Discount Notes, 6.52%,
                              8/17/00                                  4,930,695
                                                                    ------------
   (Cost $4,930,272)

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.4%
                1,500,000  Province of Quebec, 5.75%,
                              2/15/09                                  1,313,079
                  600,000  Province of Quebec, 7.50%,
                              9/15/29                                    573,050
                                                                    ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                             1,886,129
                                                                    ------------
   (Cost $1,892,752)


28      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(6) -- 6.2%
                $ 198,738  FHLMC Pool #E68523, 6.50%,
                              12/1/12                               $    189,332
                  723,918  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     701,362
                   39,924  FHLMC Pool #C00465, 8.00%,
                              6/1/26                                      39,749
                  162,039  FHLMC Pool #D72306, 8.00%,
                              6/1/26                                     161,328
                   70,947  FHLMC Pool #D72431, 8.00%,
                              6/1/26                                      70,636
                  102,208  FHLMC Pool #D72499, 8.00%,
                              7/1/26                                     101,760
                  488,804  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     464,740
                2,655,735  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                   2,585,360
                  648,740  FNMA Pool #373899, 6.50%,
                              3/1/12                                     617,845
                  117,088  FNMA Pool #125477, 6.50%,
                              4/1/12                                     111,512
                  543,451  FNMA Pool #369085, 6.50%,
                              4/1/12                                     517,570
                   30,892  FNMA Pool #377181, 6.50%,
                              4/1/12                                      29,421
                  317,052  FNMA Pool #377379, 6.50%,
                              4/1/12                                     301,953
                  716,343  FNMA Pool #453124, 6.00%,
                              12/1/13                                    667,236
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%, 6/18/24               654,378
                  139,992  FNMA Pool #341078, 7.00%,
                              5/1/26                                     133,389
                  232,601  FNMA Pool #250576, 7.00%,
                              6/1/26                                     221,629
                  424,748  FNMA Pool #373510, 7.50%,
                              3/1/27                                     413,692
                  945,721  FNMA Pool #412562, 6.50%,
                              1/1/28                                     877,368
                  982,204  FNMA Pool #492315, 6.50%,
                              4/1/29                                     909,523
                3,444,936  FNMA Pool #492740, 6.00%,
                              5/1/29                                   3,095,709
                  999,901  FNMA Pool #448031, 6.50%,
                              6/1/29                                     925,910
                1,095,601  FNMA Pool #484974, 6.50%,
                              6/1/29                                   1,014,529
                  955,971  FNMA Pool #503915, 7.00%,
                              7/1/29                                     907,719
                  364,873  FNMA Pool #504748, 7.00%,
                              7/1/29                                     346,581
                2,075,812  FNMA Pool #252645, 6.50%,
                              8/1/29                                   1,922,206
                2,994,083  FNMA Pool #253112, 7.00%,
                              3/1/30                                   2,842,957
                  124,016  GNMA Pool #397233, 9.50%,
                              2/20/25                                    128,128


Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $    50,293  GNMA Pool #392995, 8.75%,
                              3/15/25                               $     51,352
                   81,250  GNMA Pool #001991, 9.00%,
                              4/20/25                                     83,234
                  180,348  GNMA Pool #416856, 7.50%,
                              10/15/25                                   177,587
                  114,461  GNMA Pool #421254, 7.50%,
                              11/15/25                                   112,708
                   24,462  GNMA Pool #373704, 6.00%,
                              4/15/26                                     22,324
                   25,886  GNMA Pool #421388, 6.00%,
                              4/15/26                                     23,624
                  182,889  GNMA Pool #416761, 7.50%,
                              6/15/26                                    179,971
                  550,525  GNMA Pool #456569, 7.50%,
                              11/15/27                                   541,582
                  841,775  GNMA Pool #457351, 7.00%,
                              12/15/27                                   808,858
                  939,052  GNMA Pool #449491, 7.50%,
                              12/15/27                                   923,797
                  399,495  GNMA Pool #461623, 6.50%,
                              1/15/28                                    374,018
                  549,685  GNMA Pool #450628, 6.50%,
                              3/15/28                                    514,629
                1,410,988  GNMA Pool #466804, 6.50%,
                              4/15/28                                  1,321,002
                  415,249  GNMA Pool #454559, 6.00%,
                              5/15/28                                    377,409
                  415,502  GNMA Pool #474782, 6.00%,
                              5/15/28                                    377,639
                  311,178  GNMA Pool #403868, 6.50%,
                              5/15/28                                    291,332
                   59,662  GNMA Pool #403912, 6.50%,
                              5/15/28                                     55,857
                   55,814  GNMA Pool #465798, 6.50%,
                              5/15/28                                     52,255
                  478,078  GNMA Pool #475802, 6.00%,
                              7/15/28                                    434,513
                  491,199  GNMA Pool #438917, 6.00%,
                              8/15/28                                    446,438
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      28,123,651
                                                                    ------------
   (Cost $29,017,302)

ASSET-BACKED SECURITIES(6) -- 1.1%
                  900,000  Americredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/12/05                                   889,826
                  500,000  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                    494,072
                  300,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             270,310
                  900,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    802,641


See Notes to Financial Statements               www.americancentury.com      29


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  127,170  Money Store (The) Home Equity
                              Trust, Series 1995 C,
                              Class A9 SEQ, 6.375%,
                              9/15/11                               $    126,752
                  165,017  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF4 SEQ, 6.37%,
                              8/15/17                                    164,590
                  300,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                    294,134
                  531,440  Morgan Stanley Capital I,
                              Series 1998 WF1,
                              Class A1 SEQ, 6.25%, 7/15/07               509,029
                  700,000  Morgan Stanley Capital I,
                              Series 1998-WF1, Class A2,
                              6.55%, 12/15/07                            650,772
                  362,466  Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                            339,841
                  300,000  Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                            272,360
                   32,084  Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $32,042)(2)                   31,981
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          4,846,308
                                                                    ------------
   (Cost $5,094,152)

CORPORATE BONDS -- 9.5%
AIRLINES -- 0.1%
                  500,000  Atlas Air, Inc., 10.75%, 8/1/05               507,500
                                                                    ------------
BANKS -- 1.4%
                1,500,000  Abbey National Treasury Services
                              PLC MTN, Series 1A, VRN,
                              6.25%, 7/24/00, resets
                              quarterly off the 3-month
                              LIBOR minus 0.07% with no
                              caps                                     1,498,902
                  500,000  Bank of America Corp., 6.125%,
                              7/15/04                                    469,648
                1,500,000  Bank of America Corp., 7.80%,
                              2/15/10                                  1,462,634
                2,000,000  Bank of America N.A., VRN,
                              6.52%, 8/3/00, resets quarterly
                              off the 3-month LIBOR plus
                              0.02% with no caps                       1,998,902
                  400,000  Citigroup Inc., 7.125%, 5/15/06               386,056
                  650,000  First Bank System Inc., 7.625%,
                              5/1/05                                     640,723
                                                                    ------------
                                                                       6,456,865
                                                                    ------------
CHEMICALS -- 0.1%
                  500,000  Huntsman ICI Chemicals, 11.80%,
                              12/31/09(7)                                155,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99-2/1/00, Cost
                              $440,625)(2)                          $    355,000
                                                                    ------------
                                                                         510,000
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                  450,000  Alliant Energy Resources, 7.375%,
                              11/9/09 (Acquired 11/4/99,
                              Cost $453,501)(2)                          431,951
                1,200,000  Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00, Cost
                              $1,209,792)(2)                           1,191,236
                                                                    ------------
                                                                       1,623,187
                                                                    ------------
DEPARTMENT STORES -- 0.3%
                1,500,000  Wal-Mart Stores, Inc., 6.875%,
                              8/10/09                                  1,433,745
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.1%
                  250,000  Fisher Scientific International Inc.,
                              7.125%, 12/15/05                           225,562
                  250,000  Fisher Scientific International Inc.,
                              9.00%, 2/1/08                              223,750
                  250,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                           176,250
                                                                    ------------
                                                                         625,562
                                                                    ------------
ELECTRICAL UTILITIES -- 0.2%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                683,982
                  300,000  Southern Investments UK, 6.80%,
                              12/1/06                                    273,369
                                                                    ------------
                                                                         957,351
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.3%
                  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                    227,500
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                             252,500
                1,100,000  EOG Resources Inc., 6.70%,
                              11/15/06                                 1,019,307
                                                                    ------------
                                                                       1,499,307
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
                  500,000  Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09                   397,500
                                                                    ------------
EQUITY REAL ESTATE INVESTMENT
TRUST -- 0.1%
                  400,000  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                            356,760
                  300,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                   293,932
                                                                    ------------
                                                                         650,692
                                                                    ------------
FINANCIAL SERVICES -- 1.0%
                  250,000  Associates Corp., N.A., 6.375%,
                              6/15/00                                    249,962
                3,200,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  3,142,922


30      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,200,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.28%, 6/12/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps         $  1,197,854
                                                                    ------------
                                                                       4,590,738
                                                                    ------------
FOOD & BEVERAGE -- 0.1%
                  600,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $595,920)(2)                               522,176
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                  600,000  Fort James Corp., 6.625%,
                              9/15/04                                    568,010
                1,000,000  Repap New Brunswick, 10.625%,
                              4/15/05                                    900,000
                  250,000  Riverwood International, 10.875%,
                              4/1/08                                     233,125
                                                                    ------------
                                                                       1,701,135
                                                                    ------------
GAS & WATER UTILITIES -- 0.1%
                  250,000  Azurix Corp., 10.375%, 2/15/07
                              (Acquired 2/28/00, Cost
                              $252,500)(2)                               233,750
                                                                    ------------
GOLD -- 0.1%
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                     285,155
                                                                    ------------
HOTELS -- 0.2%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     507,500
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    487,500
                                                                    ------------
                                                                         995,000
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                  700,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                            608,566
                                                                    ------------
INTERNET -- 0.2%
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                           496,250
                  500,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                    445,000
                                                                    ------------
                                                                         941,250
                                                                    ------------
LEISURE -- 0.1%
                  250,000  Imax Corp., 7.875%, 12/1/05                   228,125
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.2%
                  400,000  Aetna Services, Inc., 6.75%,
                              8/15/01                                    394,883
                  400,000  Conseco Inc., 6.40%, 6/15/01                  302,000
                                                                    ------------
                                                                         696,883
                                                                    ------------
MEDIA -- 0.9%
                  500,000  AMFM Inc., 8.00%, 11/1/08                     501,250
                  300,000  British Sky Broadcasting, 6.875%,
                              2/23/09                                    252,954

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(2)                          $    420,000
                1,500,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                          1,411,890
                  250,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    215,000
                  400,000  Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $396,796)(2)                          344,220
                  500,000  RCN Corp., 11.35%, 10/15/07(8)                292,500
                  600,000  TCI Communications, Inc., 8.75%,
                              8/1/15                                     632,351
                  100,000  Tele-Communications Inc., 8.25%,
                              1/15/03                                    101,593
                                                                    ------------
                                                                       4,171,758
                                                                    ------------
MINING & METALS(2)
                  250,000  Kaiser Aluminum & Chemical,
                              12.75%, 2/1/03                             227,500
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.5%
                1,300,000  DaimlerChrysler AG, 7.125%,
                              3/1/02                                   1,293,226
                  500,000  Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/25/00, Cost $475,000)(2)                 470,000
                  500,000  Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             457,500
                                                                    ------------
                                                                       2,220,726
                                                                    ------------
MULTI-INDUSTRY -- 0.4%
                  300,000  Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 11/19/99, Cost
                              $274,113)(2)                               260,394
                1,400,000  Tyco International Group SA,
                              6.875%, 9/5/02 (Acquired
                              1/11/00-3/8/00, Cost
                              $1,376,875)(2)                           1,371,819
                                                                    ------------
                                                                       1,632,213
                                                                    ------------
OIL REFINING -- 0.1%
                  600,000  USX Corp., 6.65%, 2/1/06                      556,303
                                                                    ------------
OIL SERVICES -- 0.1%
                  400,000  Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                              389,000
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                1,200,000  Morgan Stanley Dean Witter & Co.,
                              7.125%, 1/15/03                          1,183,369
                                                                    ------------
SEMICONDUCTOR -- 0.1%
                  250,000  DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(2)                               253,750
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      31


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TELEPHONE -- 1.1%
               $  250,000  Covad Communications Group,
                              Inc., 12.00%, 2/15/10
                              (Acquired 1/21/00, Cost
                              $250,000)(2)                          $    231,250
                  500,000  Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                            477,500
                  550,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                   472,111
                  500,000  KPNQwest B.V., 8.125%, 6/1/09                 457,500
                  500,000  Viatel, Inc., 11.25%, 4/15/08                 390,000
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     503,750
                1,200,000  WorldCom, Inc., 7.875%,
                              5/15/03                                  1,197,941
                1,200,000  WorldCom, Inc., VRN, 6.94%,
                              8/17/00, resets quarterly off
                              the 3-month LIBOR plus 0.18%
                              with no caps (Acquired
                              5/11/00, Cost $1,200,528)(2)             1,200,029
                                                                    ------------
                                                                       4,930,081
                                                                    ------------
THRIFTS -- 0.1%
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/02                                    387,500
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                  250,000  AT&T Canada Inc., 7.76%,
                              6/15/08(8)                                 201,659
                  750,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                           708,750
                  500,000  Telecorp PCS Inc., 10.48%,
                              4/15/09(8)                                 330,000
                                                                    ------------
                                                                       1,240,409
                                                                    ------------
TOTAL CORPORATE BONDS                                                 42,657,096
                                                                    ------------
   (Cost $44,572,690)

COMMERCIAL PAPER(5) -- 5.6%
BANKS -- 0.1%
                  500,000  Pemex Capital, Inc., 6.00%,
                              6/27/00                                    497,562
                                                                    ------------
CREDIT CARD & TRADE RECEIVABLES -- 0.5%
                2,000,000  WCP Funding Inc., 6.07%,
                              6/7/00 (Acquired 4/11/00,
                              Cost $1,980,778)(2)                      1,997,456
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                1,500,000  Chevron Transport Corp., 5.95%,
                              6/2/00 (Acquired 2/24/00,
                              Cost $1,475,456)(2)                      1,499,452
                2,000,000  Sand Dollar Funding LLC, 6.13%,
                              6/19/00 (Acquired 4/5/00,
                              Cost $1,974,458)(2)                      1,993,138
                                                                    ------------
                                                                       3,492,590
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.4%
               $2,000,000  AIG Funding Corp., 6.02%,
                              6/5/00                                $  1,998,180
                2,000,000  Fortis Funding LLC, 6.10%,
                              6/23/00 (Acquired 4/5/00,
                              Cost $1,973,228)(2)                      1,991,694
                1,120,000  General Electric Capital Corp.,
                              6.16%, 7/18/00                           1,110,216
                1,232,000  Metlife Funding Inc., 6.17%,
                              7/17/00                                  1,221,465
                                                                    ------------
                                                                       6,321,555
                                                                    ------------
FOOD & BEVERAGE -- 0.4%
                2,000,000  Brown-Forman Corp., 6.63%,
                              8/16/00 (Acquired 5/15/00,
                              Cost $1,966,113)(2)                      1,971,676
                                                                    ------------
INDUSTRIAL PARTS -- 0.4%
                2,000,000  Invensys plc, 6.33%, 7/27/00
                              (Acquired 4/28/00, Cost
                              $1,969,405)(2)                           1,979,168
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.4%
                2,000,000  Allianz of America Inc., 6.15%,
                              7/5/00                                   1,987,332
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 0.5%
                2,200,000  Aegon Funding Corp., 6.64%,
                              8/17/00 (Acquired 5/18/00,
                              Cost $2,163,480)(2)                      2,168,430
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.1%
                1,500,000  Credit Suisse First Boston Inc.,
                              5.93%, 7/10/00 (Acquired
                              1/6/00, Cost $1,455,031)(2)              1,489,121
                2,000,000  Merrill Lynch & Co., Inc., 6.65%,
                              8/23/00                                  1,969,038
                1,500,000  Morgan Stanley Dean Witter &
                              Co., 6.10%, 6/20/00                      1,494,584
                                                                    ------------
                                                                       4,952,743
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                25,368,512
                                                                    ------------
   (Cost $25,378,251)

CERTIFICATES OF DEPOSIT -- 0.4%
                2,000,000  Canadian Imperial Bank of
                              Commerce (New York), 6.11%,
                              6/16/00                                  1,999,564
                                                                    ------------
        (Cost $2,000,008)

FORWARD COMMITMENTS -- 0.5%
                2,400,000  FNMA Purchase, 7.50%,
                              settlement 6/19/00                       2,365,493
                                                                    ------------
        (Cost $2,351,250)


32      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 4.7%
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.25%, dated 5/31/00,
       due 6/1/00 (Delivery value $21,303,698)                      $ 21,300,000
                                                                    ------------
   (Cost $21,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $452,055,873
                                                                    ============
   (Cost $409,600,631)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts          Settlement                               Unrealized
      to Sell              Date                Value                Gain
--------------------------------------------------------------------------------
  103,325,400  JPY        6/30/00             $974,387            $11,618
                                         =====================================

(Value on Settlement Date $986,005)

Forward foreign currency exchange contracts appear at the end of the schedule of investments. These contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.


(1)  Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $22,867,556 which represented 5.1% of net assets.

(3)  Industry is less than 0.05% of total investment securities.

(4) Security, or a portion thereof, has been segregated at the custodian bank for forward commitments.

(5)  The rates indicated are the yield to maturity at purchase.

(6) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(7) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(8) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements               www.americancentury.com      33


Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2000

                      INVESTOR CLASS (INCEPTION 2/15/96)                  ADVISOR CLASS  (INCEPTION 10/2/96)
                                       LEHMAN                                               LEHMAN
              STRATEGIC               AGGREGATE    3-MONTH U.S.    STRATEGIC               AGGREGATE    3-MONTH U.S.
              AGGRESSIVE   S&P 500   BOND INDEX    T-BILL INDEX    AGGRESSIVE   S&P 500   BOND INDEX    T-BILL INDEX
========================================================================================================================
6 MONTHS(1)     10.87%      2.88%      1.38%          2.80%          10.78%       2.88%      1.38%          2.80%
1 YEAR          29.16%     10.48%      2.11%          5.26%          28.92%      10.48%      2.11%          5.26%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         18.58%     20.45%      5.73%          5.01%          18.25%      20.45%      5.73%          5.01%
LIFE OF FUND    16.56%    22.59%(2)   5.62%(2)       5.05%(2)        17.07%     23.76%(3)   6.05%(3)       5.04%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 62-64 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/00
S&P 500                     $23,764
Strategic Aggressive        $19,444
Lehman Aggregate            $12,615
3-Month T-Bill              $12,337

              Strategic                  Lehman       3-Month
              Aggressive    S&P 500     Aggregate     T-Bill
DATE            VALUE        VALUE        VALUE        VALUE
2/29/1996      $10,000      $10,000      $10,000      $10,000
3/31/1996      $10,101      $10,096       $9,930      $10,041
6/30/1996      $10,524      $10,549       $9,987      $10,168
9/30/1996      $10,766      $10,875      $10,171      $10,298
12/31/1996     $11,068      $11,781      $10,476      $10,426
3/31/1997      $10,803      $12,097      $10,418      $10,560
6/30/1997      $12,062      $14,210      $10,800      $10,694
9/30/1997      $13,077      $15,273      $11,159      $10,830
12/31/1997     $12,864      $15,712      $11,487      $10,969
3/31/1998      $14,293      $17,903      $11,666      $11,109
6/30/1998      $14,614      $18,494      $11,939      $11,248
9/30/1998      $12,993      $16,654      $12,444      $11,384
12/31/1998     $14,640      $20,201      $12,486      $11,506
3/31/1999      $14,744      $21,209      $12,424      $11,633
6/30/1999      $15,765      $22,707      $12,315      $11,764
9/30/1999      $15,632      $21,287      $12,398      $11,901
12/31/1999     $19,594      $24,455      $12,383      $12,052
3/31/2000      $21,222      $25,015      $12,657      $12,220
5/31/2000      $19,444      $23,764      $12,615      $12,337

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

             Strategic                       Lehman        3-Month
             Aggressive      S&P 500        Aggregate      T-Bill
DATE           RETURN         RETURN         RETURN        RETURN
5/31/96*        5.44%          5.04%         -1.45%         1.25%
5/31/97        10.55%         29.48%          8.32%         5.17%
5/31/98        22.62%         30.68%         10.91%         5.16%
5/31/99         5.32%         21.04%          4.35%         4.62%
5/31/00        29.16%         10.48%          2.11%         5.26%

* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


34      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC AGGRESSIVE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2000?

     The fund's performance was very strong given the market environment. For the six-month period, Strategic Aggressive posted a total return of 10.87%.* (See the previous page for other fund performance information.)

THE FUND OUTPERFORMED THE S&P 500 BY A WIDE MARGIN (AS SHOWN ON THE PREVIOUS
PAGE). HOW DID THAT HAPPEN?

     In part, we made some good asset allocation decisions. We usually make modest adjustments to Strategic Aggressive's neutral asset mix of 75% stocks, 20% bonds, and 5% cash. During the first half of the period, we were overweight stocks and underweight bonds and cash, which proved to be good for fund performance.

     But the main reason why the fund performed so well was our heavy overweight in small- and mid-cap U.S. stocks early in the six-month period. We've started to look at the small- and mid-cap sectors as a single entity, and we felt that the best investment opportunities were in this part of the market. Small- and mid-cap stocks outperformed large-caps by a pretty wide margin during the period (see the table on page 3).

WHAT OTHER CHANGES DID YOU MAKE TO THE FUND'S STOCK PORTFOLIO?

     As we mentioned in our annual report six months ago, we were considering cutting back on our equity overweight after Y2K, and that's exactly what we did. We began to gradually pare back our stock holdings in early 2000, and by the end of the period we had brought the domestic stock portfolio back to a neutral position.

CAN YOU GIVE SOME EXAMPLES OF STOCKS THAT HAD THE MOST SIGNIFICANT IMPACT ON FUND PERFORMANCE?

     Despite their volatility, technology stocks were the fund's best performers. Semiconductor companies, our second-largest industry holding, were consistently strong and even held up reasonably well when most tech stocks went into a tailspin in April and May. Stronger demand for personal computers, cellular phones, and other electronic devices that require chips helped boost these stocks.

     Our biggest industry holding was electrical equipment companies, and the top performers were those that manufacture components for fiber-optic networks and wireless communications. Fiber-optic networks are the backbone of the developing infrastructure for high-speed Internet access and data transmission, and the use of cell phones and other hand-held wireless devices has exploded in the past year.

     On the negative side, financial stocks, especially banks, were the portfolio's weakest performers. Rising interest rates led to reduced lending activity, and that in turn squeezed profit margins at many banks. Banks were among the portfolio's largest industry holdings, so they had a sizable impact on fund performance.

WHAT ABOUT THE FUND'S FOREIGN STOCK HOLDINGS?

     The changes we made followed the same pattern as for the domestic stock portion. We were heavily overweight in foreign stocks coming into 2000, but then we pared back to a more neutral position over the last few months.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE MAIN REASON WHY THE FUND PERFORMED SO WELL WAS OUR HEAVY OVERWEIGHT IN SMALL- AND MID-CAP U.S. STOCKS, WHICH OUTPERFORMED LARGE-CAPS BY A PRETTY WIDE MARGIN."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                           AS OF MAY 31, 2000
U.S. STOCKS                        55%
U.S. BONDS                         21%
FOREIGN STOCKS                     17%
MONEY MARKET SECURITIES             7%

See page 63 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 64-65.


                                                www.americancentury.com      35


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

   In addition, we reduced our Japanese stock holdings and shifted some of those assets back into Europe. Many of our Japanese stocks performed very well in 1999, and we felt it prudent to trim our holdings, especially with the economic pendulum swinging back toward weakness in early 2000.

   Unlike six months ago, when many of our biggest foreign holdings were in Japan, the portfolio is now focused more on companies in Europe and Canada.

LET'S SHIFT TO STRATEGIC AGGRESSIVE'S BOND PORTFOLIO. HOW WAS IT POSITIONED?

   We did some rebalancing during the past six months to bring the bond portion more in line with the sector weightings of the Lehman Aggregate Bond Index. That meant cutting back a little on our corporate bond holdings and adding more Treasury and government agency securities.

   Treasury bonds performed very well during the period, so we extended the duration (a measure of price volatility as interest rates change) of our Treasury holdings to take greater advantage of their price gains. To keep our overall duration in line with that of the Lehman index, we shortened the duration of our other holdings.

   We also adopted a slightly more conservative position by reducing our holdings of lower-rated corporate bonds. With the Fed raising interest rates to slow the economy, we preferred to own high-quality bonds issued by stable, well-known companies.

THE FUND NO LONGER OWNS ANY FOREIGN BONDS. WHY THE CHANGE?

   As of the first of the year, we eliminated the fund's strategic weighting in foreign bonds, which was typically around 5% of the portfolio. We found that this slice of the portfolio increased the fund's overall risk level without a measurable increase in performance. In other words, all it was giving us was extra volatility, and that's the opposite of what a diversified fund like Strategic Aggressive is all about.

   We may still invest in foreign bonds from time to time when we see attractive opportunities, but it would likely be a very small part of the portfolio.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC AGGRESSIVE'S ASSET ALLOCATION STRUCTURE?

   As usual, we'll keep it close to the neutral asset mix of 75% stocks, 20% bonds, and 5% cash to stay true to the fund's long-term investment goals.

[left margin]

FUND'S U.S. STOCKS
                              AS OF MAY 31, 2000
NUMBER OF COMPANIES                  289
DIVIDEND YIELD                       1.1%
PRICE/EARNINGS RATIO                 24.3

TOP 5 U.S. STOCKS
                             % OF FUND'S        % OF
                             U.S. STOCKS        FUND
JDS UNIPHASE CORP.              3.0%            1.7%
CISCO SYSTEMS INC.              2.5%            1.4%
GENERAL ELECTRIC CO. (U.S.)     2.4%            1.3%
INTEL CORP.                     1.9%            1.0%
WARNER-LAMBERT CO.              1.7%            0.9%

FUND'S FOREIGN STOCKS
                              AS OF MAY 31, 2000
NUMBER OF COMPANIES                  192
DIVIDEND YIELD                       0.8%

TOP 5 FOREIGN STOCKS
                                         % OF FUND'S      % OF
                          COUNTRY      FOREIGN STOCKS     FUND
NORTEL NETWORKS
   CORP.                  CANADA            3.8%          0.7%
VODAFONE AIRTOUCH
   PLC ORD                 U.K.             2.3%          0.4%
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES      NETHERLANDS         2.2%          0.4%
SAMSUNG ELECTRONICS
   ORD                  SOUTH KOREA         1.9%          0.3%
SKANDIA FORSAKRINGS
   AB ORD                 SWEDEN            1.9%          0.3%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                               62%
ASIA/PACIFIC                         23%
AMERICAS (EXCLUDING U.S.)            15%


36      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Since the end of the period, however, we've been reducing the portfolio's cash position a little and moving back to an overweight in stocks.

WHAT'S THE ATTRACTION OF STOCKS RIGHT NOW?

     We think that the stock market is in a better position after weathering a period of economic uncertainty. While we certainly don't expect to see the 25% annual returns that the S&P 500 posted over the past five years, we do expect greater stability and returns more in line with corporate earnings growth as we move forward.

     That said, we also believe that we're closer to the beginning than the end of the shakeout among technology companies, and we're not sure how that will ultimately play out.

CAN YOU TALK A LITTLE BIT MORE ABOUT THIS SHAKEOUT?

     The decline in technology shares over the past few months has taken some of the air out of the New Economy balloon, and investors are starting to take a harder look at the long-term business plans and profitability of their technology investments.

     Prior to this year, venture capital for technology start-ups flowed freely, and tech firms were going public at a rate of several per week. In the past six months, however, the market for initial public offerings has dried up, and venture capital has become increasingly hard to get.

     As the tech sector continues to evolve, we expect to see a great deal of consolidation. A large number of companies that were built on promises and little else will likely be bought out or disappear completely. In the end, though, we expect the survivors to be stronger and in a better position to be successful and profitable companies over the long term.

WILL THIS HAVE ANY EFFECT ON YOUR INVESTMENT STRATEGY GOING FORWARD?

     It won't change the way we look at technology stocks or equity investing in general. Our stock portfolio managers have always emphasized high-quality companies, whether they're technology-oriented firms or industrial manufacturers. We'll continue to invest in technology companies that meet our stringent investment guidelines.

     These standards also extend to our foreign stock holdings. Our foreign equity managers are constantly monitoring technological developments overseas. For example, wireless telecommunications are used to a much greater extent in Europe and Japan than they are in the U.S. This heavy usage has created a class of companies at the forefront of mobile computing and communication. We're investing in the best of these companies because they will be the most likely to benefit from the millions of people who shop, trade securities, do banking, and book flights using only their mobile phones.

HOW WILL YOU POSITION THE PORTFOLIO'S BOND HOLDINGS GOING FORWARD?

     We intend to maintain our current neutral position in bonds. We're starting to see evidence that the U.S. economy is slowing down, and that probably means the Fed is finished raising interest rates for the time being. Although inflation is higher than it has been in the past couple of years, it's still low on a historical basis. These factors are generally positive for bonds.

[right margin]

"SINCE THE END OF THE PERIOD, WE'VE BEEN REDUCING THE PORTFOLIO'S CASH POSITION A LITTLE AND MOVING BACK TO AN OVERWEIGHT IN STOCKS."

FUND'S U.S. BONDS
                             AS OF MAY 31, 2000
NUMBER OF SECURITIES                121
WEIGHTED AVERAGE MATURITY         8.0 YRS
AVERAGE DURATION                  5.0 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                35%
U.S. TREASURY SECURITIES            21%
U.S. GOVT. AGENCY SECURITIES        21%
MORTGAGE-BACKED SECURITIES          19%
ASSET-BACKED SECURITIES              3%
OTHER                                1%


                                                www.americancentury.com      37


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS -- 72.0%
ALCOHOL -- 0.1%
                   6,300   A-Ahram Beverages Co. GDR
                              (Acquired 4/14/00-4/17/00,
                              Cost $114,165)(1)(2)                  $    111,982
                   1,800   Anheuser-Busch Companies, Inc.                139,500
                   5,400   Hite Brewery Co., Ltd. ORD                    174,502
                                                                    ------------
                                                                         425,984
                                                                    ------------
APPAREL & TEXTILES -- 0.2%
                  71,000   Far Eastern Textile Ltd. ORD                  115,222
                   4,150   Kenneth Cole Productions, Inc.
                              Cl A(1)                                    138,766
                   4,700   Liz Claiborne, Inc.                           184,769
                                                                    ------------
                                                                         438,757
                                                                    ------------
BANKS -- 5.1%
                 159,993   African Bank Investments Limited
                              ORD(1)                                     322,045
                   2,850   Alpha Credit Bank ORD                         120,937
                  85,860   Banca Intesa S.p.A. ORD                       339,653
                  17,400   Banco Rio de la Plata S.A.
                              Cl B ORD                                   114,509
                  34,101   Bank of America Corp.                       1,894,737
                   8,300   Barclays PLC ORD                              216,202
                  12,900   Chase Manhattan Corp.                         963,469
                  25,400   Citigroup Inc.                              1,579,562
                  24,400   First Union Corp.                             858,575
                  42,600   First Virginia Banks, Inc.                  1,690,688
                   4,800   Fleet Boston Financial Corp.                  181,500
                 300,000   Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD                           153,085
                 139,000   Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(1)                        190,120
                  11,324   ICICI Bank Ltd. ADR(1)                        174,106
                  64,200   KeyCorp                                     1,348,200
                   5,400   Komercni Banka a.s. ORD(1)                    116,574
                  34,539   Nordic Baltic Holding AB ORD                  229,279
                   4,200   Old Kent Financial Corp.                      139,650
                   9,000   PNC Bank Corp.                                453,375
                   6,300   Societe Generale Cl A ORD                     364,405
                  68,500   Summit Bancorp.                             1,965,094
                  10,100   UnionBanCal Corp.                             345,925
                   8,000   Wachovia Corp.                                553,000
              22,787,897   Yapi ve Kredi Bankasi A.S. ORD                281,308
                                                                    ------------
                                                                      14,595,998
                                                                    ------------
CHEMICALS -- 1.1%
                   5,900   BorsodChem Rt. ORD                            195,766
                   5,800   Dow Chemical Co.                              620,962
                   8,700   du Pont (E.I.) de Nemours & Co.               426,300
                  16,900   Minnesota Mining &
                              Manufacturing Co.                        1,449,175


Shares                                                                 Value
--------------------------------------------------------------------------------

                   1,400   Pannonplast Rt. ORD                      $     31,558
                  11,300   Praxair, Inc.                                 474,600
                                                                    ------------
                                                                       3,198,361
                                                                    ------------
CLOTHING STORES(3)
                   8,100   Gadzooks, Inc.(1)                             115,425
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.2%
                     500   Adaptec, Inc.(1)                                9,859
                   1,700   Apple Computer, Inc.(1)                       142,853
                  12,000   Asustek Computer Inc. ORD                     121,130
                  25,700   Dell Computer Corp.(1)                      1,109,116
                  16,000   EMC Corp. (Mass.)(1)                        1,861,000
                   5,400   Hewlett-Packard Co.                           648,675
                  23,000   Hon Hai Precision Industry ORD(1)             210,516
                   6,200   Network Appliances, Inc.(1)                   400,094
                   3,000   Network Peripherals, Inc.(1)                   53,344
                   2,600   Proxim, Inc.(1)                               226,931
                   6,200   Sanmina Corp.(1)                              394,669
                   7,500   Sun Microsystems, Inc.(1)                     574,453
                  18,500   Xerox Corp.                                   501,812
                                                                    ------------
                                                                       6,254,452
                                                                    ------------
COMPUTER SOFTWARE -- 3.6%
                   2,800   Amdocs Ltd.(1)                                173,425
                   1,000   AudioCodes Ltd.(1)                             73,031
                   5,100   Autodesk, Inc.                                188,859
                   1,700   Business Objects S.A. ADR(1)                  136,000
                   4,000   Check Point Software
                              Technologies Ltd.(1)                       751,750
                   3,100   Computer Associates
                              International, Inc.                        159,650
                  14,800   International Business Machines
                              Corp.                                    1,588,225
                     611   Intershop Communications AG
                              ORD(1)                                     247,991
                  58,300   Ixchange Technology Holdings
                              Limited ORD(1)                             113,159
                   3,800   Lernout & Hauspie Speech
                              Products N.V.(1)                           159,006
                   8,500   Logica plc ORD                                227,778
                  34,300   Microsoft Corp.(1)(4)                       2,144,822
                  26,000   Misys plc ORD                                 224,715
                   5,600   National Instruments Corp.(1)                 202,825
                   7,600   Objective Systems Integrators, Inc.(1)         55,931
                  11,900   ONYX Software Corp.(1)                        203,416
                  30,800   Oracle Corp.(1)                             2,211,825
                   1,300   SAP AG ADR                                     55,738
                   4,523   Softbank S.A. ORD                             187,301
                 146,000   Softline Limited ORD(1)                       144,840
                   3,200   Tieto Corp. Cl B ORD                          125,392
                   6,700   Veritas Software Corp.(1)                     780,341
                                                                    ------------
                                                                      10,156,020
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.3%
                  45,000   Cemex SA de CV Cl A ORD                       190,804
                   1,800   Mastec, Inc.(1)                               123,075


38      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                  28,706   Mostostal Zabrze - Holding S.A.
                              ORD                                   $     84,583
                  57,000   President Chain Store Corp. ORD               219,231
                   5,600   Quanta Services, Inc.(1)                      274,400
                                                                    ------------
                                                                         892,093
                                                                    ------------
CONSUMER DURABLES -- 0.4%
                  25,900   Pier 1 Imports, Inc.                          220,150
                   5,000   PIONEER CORP. ORD                             152,470
                  16,000   Sharp Corporation ORD                         287,700
                     194   Swatch Group AG (The) Cl B ORD                238,118
                   3,300   Whirlpool Corp.                               187,069
                                                                    ------------
                                                                       1,085,507
                                                                    ------------
DEFENSE/AEROSPACE -- 0.6%
                  20,600   Boeing Co.                                    804,688
                  24,500   Lockheed Martin Corp.                         600,250
                     700   Northrop Grumman Corp.                         53,638
                   8,100   Raytheon Co. Cl B                             189,844
                                                                    ------------
                                                                       1,648,420
                                                                    ------------
DEPARTMENT STORES -- 1.1%
                  24,800   Ames Department Stores, Inc.(1)               293,725
                  10,000   May Department Stores Co. (The)               300,625
                   1,400   Pinault-Printemps-Redoute SA
                              ORD                                        302,051
                   3,400   Sears, Roebuck & Co.                          125,588
                  80,000   Wal-Mart de Mexico SA de CV
                              Series V ORD(1)                            164,974
                  34,000   Wal-Mart Stores, Inc.                       1,959,250
                                                                    ------------
                                                                       3,146,213
                                                                    ------------
DRUGS -- 4.2%
                   5,000   American Home Products Corp.                  269,375
                  10,500   Amgen Inc.(1)                                 668,391
                   2,100   Aventis SA ORD                                136,885
                  16,300   Bristol-Myers Squibb Co.                      897,519
                   5,000   Diversa Corp.(1)                              109,375
                  15,700   Enzon, Inc.(1)                                452,847
                   5,700   ILEX Oncology, Inc.(1)                        142,322
                   4,100   IVAX Corp.(1)                                 154,262
                   3,900   Jones Pharma Inc.                             142,228
                     800   MedImmune, Inc.(1)                            124,275
                   3,600   Merck & Co., Inc.                             268,650
                     227   Novartis AG ORD                               335,966
                   2,829   Novo Nordisk A/S Cl B ORD                     469,569
                  40,800   Pfizer, Inc.                                1,818,150
                  10,900   Protein Design Labs, Inc.(1)                1,162,553
                   3,200   QLT PhotoTherapeutics Inc.(1)                 156,800
                   2,565   Richter Gedeon Rt. ORD                        150,744
                  20,200   Schering-Plough Corp.                         977,175
                   3,000   Takeda Chemical Industries, Ltd.
                              ORD                                        204,375
                   8,200   Tanox, Inc.(1)                                414,356
                   7,200   Titan Pharmaceuticals, Inc.(1)                182,700
                  21,300   Warner-Lambert Co.                          2,601,262
                                                                    ------------
                                                                      11,839,779
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 9.5%
                   5,700   Advanced Energy Industries, Inc.(1)      $    210,188
                   9,885   Alcatel Alsthom Compagnie
                              Generale ORD                               548,196
                   7,900   ANTEC Corp.(1)                                395,988
                   2,800   AVX Technology                                160,475
                   7,700   Celestica Inc.(1)                             358,531
                   8,900   CIENA Corp.(1)                              1,065,497
                  68,500   Cisco Systems Inc.(1)                       3,898,078
                   4,700   Comverse Technology, Inc.(1)                  429,609
                   2,500   Corning Inc.                                  483,594
                   2,500   Credence Systems Corp.(1)                     136,562
                  18,200   Digital Microwave Corp.(1)                    507,894
                   3,100   E-Tek Dynamics, Inc.(1)                       570,109
                  98,000   Eastern Communications Co., Ltd.
                              Cl B ORD                                    97,216
                  29,000   Ericsson (L.M.) Telephone Co.
                              ADR                                        593,594
                  13,685   Flextronics International Ltd.
                              ADR(1)                                     744,550
                   1,000   Gilat Satellite Networks Ltd.(1)               80,844
                  17,500   Glenayre Technologies, Inc.(1)                143,828
                   5,000   Harmonic Inc.(1)                              223,281
                  31,000   Hitachi Ltd. ORD                              383,298
                   3,800   Integrated Circuit Systems, Inc.(1)            46,075
                  54,380   JDS Uniphase Corp.(1)                       4,785,492
                   3,300   KEMET Corp.(1)                                221,719
                     200   Keyence Corporation ORD                        59,783
                   5,600   KLA-Tencor Corporation(1)                     277,375
                   2,200   Motorola, Inc.                                206,250
                  13,800   Nokia Corp. Cl A ADR                          717,600
                  34,600   Nortel Networks Corp.                       1,879,212
                   1,900   Orbotech Ltd.(1)                              160,788
                  13,088   Phillips Electronics N.V. New
                              York Shares                                578,326
                  51,100   Pinnacle Systems, Inc.(1)                   1,221,609
                  17,700   Powerwave Technologies, Inc.(1)               958,566
                     200   Sagem SA New Shares ORD                       235,483
                   3,501   Samsung Electronics ORD                       954,677
                   6,200   Scientific-Atlanta, Inc.                      349,525
                   9,600   Sensormatic Electronics Corp.(1)              150,600
                   3,900   Siemens AG ORD                                573,389
                   1,900   Sony Corp. ORD                                171,703
                  15,400   Tekelec, Inc.(1)                              507,238
                   2,000   Tokyo Electron Ltd. ORD                       272,500
                   8,900   Tollgrade Communications, Inc.(1)             589,069
                  44,000   Toshiba Corp. ORD                             424,136
                   3,800   UTStarcom Inc.(1)                             146,062
                   4,700   Vishay Intertechnology, Inc.(1)               332,525
                  14,600   Westell Technologies, Inc.(1)                 241,356
                                                                    ------------
                                                                      27,092,390
                                                                    ------------
ELECTRICAL UTILITIES -- 1.7%
                   7,900   AES Corp. (The)(1)                            689,275
                  11,000   Calpine Corp.(1)                            1,165,312


See Notes to Financial Statements               www.americancentury.com      39


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

              14,492,000   Companhia de Transmissao de
                              Energia Eletrica Paulista ORD(1)      $     58,063
               4,088,000   Empresa Paulista de Transmissao
                              de Energia SA ORD                           32,219
                   8,400   Florida Progress Corp.                        416,850
                  32,200   FPL Group, Inc.                             1,593,900
                  13,800   Niagara Mohawk Holdings Inc.(1)               202,688
                   6,000   Public Service Enterprise Group Inc.          223,500
                   6,900   Reliant Energy, Inc.                          196,650
                   4,000   Southern Co.                                  103,750
                   8,400   Utilicorp United Inc.                         164,850
                                                                    ------------
                                                                       4,847,057
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.3%
                  11,800   Amerada Hess Corp.                            783,225
                   8,000   Apache Corp.                                  487,000
                  11,300   BP Amoco Plc ADR                              614,438
                   9,300   Burlington Resources Inc.                     425,475
                  13,000   Chevron Corp.                               1,201,688
                  20,016   Exxon Mobil Corp.                           1,667,583
                  21,800   Kerr-McGee Corp.                            1,301,188
                   2,600   Lukoil Holding ADR                            143,650
                   8,100   Murphy Oil Corp.                              525,488
                  17,400   Royal Dutch Petroleum Co. New
                              York Shares                              1,086,412
                  10,500   Surgutneftegaz ADR(1)                         151,594
                  23,200   Triton Energy Ltd.(1)                         774,300
                   9,200   Union Pacific Resources                       217,925
                                                                    ------------
                                                                       9,379,966
                                                                    ------------
ENTERTAINMENT -- 0.6%
                  61,800   Corporacion Interamericana de
                              Entretenimiento S.A.
                              Cl B ORD(1)                                246,433
                  23,889   Viacom, Inc. Cl B(1)                        1,481,118
                                                                    ------------
                                                                       1,727,551
                                                                    ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.1%
                   6,000   Pinnacle Holdings Inc.(1)                     293,812
                                                                    ------------
FINANCIAL SERVICES -- 3.0%
                  10,800   American Express Co.                          581,175
                 113,000   China Development Industrial
                              Bank ORD(1)                                172,379
                   9,000   Coronation Holdings Limited ORD               144,409
                   6,600   Countrywide Credit Industries, Inc.           202,950
                   2,400   Credit Suisse Group ORD                       449,358
                   8,700   Fannie Mae                                    523,088
                   3,700   Federal Home Loan Mortgage
                              Corporation                                164,650
                  71,200   General Electric Co. (U.S.)                 3,746,900
                   3,739   ING Groep N.V. ORD                            224,174
                      79   Julius Baer Holding AG ORD                    284,088
                     600   Marschollek Lautenschlaeger und
                              Partner AG ORD                             211,542
                   7,300   Marsh & McLennan Companies, Inc.              803,456


Shares                                                                 Value
--------------------------------------------------------------------------------

                   2,200   Providian Financial Corp.                $    195,662
                  35,800   Skandia Forsakrings AB ORD                    918,645
                                                                    ------------
                                                                       8,622,476
                                                                    ------------
FOOD & BEVERAGE -- 1.7%
                  75,276   Archer-Daniels-Midland Co.                    898,607
                  23,457   Diageo plc ORD                                200,979
                  10,900   Hartwall Oyj Abp ORD                          172,273
                  11,300   IBP, Inc.                                     186,450
                  62,600   Interstate Bakeries Corp.                     907,700
                  17,200   PepsiCo, Inc.                                 699,825
                   8,200   Quaker Oats Co. (The)                         603,212
                   7,600   Suiza Foods Corp.(1)                          341,050
                   2,500   SYSCO Corp.                                   104,844
                  76,900   Tyson Foods, Inc. Cl A                        759,388
                                                                    ------------
                                                                       4,874,328
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.3%
                   6,900   Aracruz Celulose S.A. ADR                     115,575
                   5,127   International Paper Co.                       178,484
                   2,000   Temple-Inland Inc.                             99,375
               4,770,000   Votorantim Celulose e Papel
                              SA ORD                                     151,844
                   4,300   Weyerhaeuser Co.                              213,388
                                                                    ------------
                                                                         758,666
                                                                    ------------
GAS & WATER UTILITIES -- 0.9%
                  42,600   AGL Resources Inc.                            708,225
                 114,655   Centrica plc ORD                              415,615
                   6,700   Kinder Morgan, Inc.                           218,588
                   3,000   Suez Lyonnaise des Eaux ORD                   505,008
                  26,400   Washington Gas Light Co.                      702,900
                                                                    ------------
                                                                       2,550,336
                                                                    ------------
GOLD -- 0.1%
                  11,100   Barrick Gold Corp.                            200,494
                                                                    ------------
GROCERY STORES -- 0.1%
                   5,000   Grupo Gigante SA de CV ORD(1)                   7,628
                   4,400   Safeway Inc.(1)                               202,950
                                                                    ------------
                                                                         210,578
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.0%
                   4,434   ABB Ltd. ORD                                  552,142
                   2,000   C&D Technologies, Inc.                        145,000
                   4,800   CommScope, Inc.(1)                            185,400
                  22,800   Cooper Industries, Inc.                       763,800
                   3,300   Cummins Engine Company, Inc.                  107,456
                  17,600   Emerson Electric Co.                        1,038,400
                                                                    ------------
                                                                       2,792,198
                                                                    ------------
HEAVY MACHINERY(3)
                   2,800   Atlas Copco AB Cl A ORD                        60,291
                   2,100   Atlas Copco AB Cl B ORD                        46,858
                                                                    ------------
                                                                         107,149
                                                                    ------------
HOME PRODUCTS -- 0.4%
                   6,900   Avon Products, Inc.                           285,056
                   3,100   Colgate-Palmolive Co.                         163,138


40      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   5,000   Kao Corporation ORD                      $    151,543
                   3,000   Procter & Gamble Co. (The)                    199,500
                   5,700   Ralston Purina Co.                            105,806
               9,528,900   Trakya Cam Sanayii A.S. ORD                   125,369
                                                                    ------------
                                                                       1,030,412
                                                                    ------------
HOTELS -- 0.1%
                  19,800   Park Place Entertainment Corp.(1)             249,975
                                                                    ------------
INDUSTRIAL PARTS -- 0.6%
                  13,800   Assa Abloy AB Cl B ORD                        266,356
                     552   Assa Abloy AB Cl B New Shares
                              ORD(1)                                      10,654
                   4,100   Cymer, Inc.(1)                                129,534
                   6,413   Illinois Tool Works Inc.                      372,355
                   2,400   Ingersoll-Rand Co.                            109,350
                   8,100   Maillis ORD                                   113,111
                  14,000   Tubos de Acero de Mexico,
                              SA ADR                                     189,000
                   1,700   United Technologies Corp.                     102,744
                  12,400   York International Corp.                      323,950
                                                                    ------------
                                                                       1,617,054
                                                                    ------------
INDUSTRIAL SERVICES -- 0.4%
                   8,200   Capita Group Plc ORD                          183,628
                  12,000   Compass Group PLC ORD                         134,631
                   3,600   Hertz Corp. Cl A                              112,725
                   3,000   ISS A/S ORD(1)                                217,971
                  14,900   Securitas AB Cl B ORD                         348,263
                                                                    ------------
                                                                         997,218
                                                                    ------------
INFORMATION SERVICES -- 2.4%
                     259   Adecco SA ORD                                 205,057
                   3,200   Automatic Data Processing, Inc.               175,800
                   6,700   BISYS Group, Inc. (The)(1)                    440,734
                     473   Cap Gemini SA ORD                              88,868
                  14,000   Ceridian Corp.(1)                             337,750
                  18,800   CMG plc ORD                                   262,738
                   4,600   Computer Sciences Corp.(1)                    441,312
                  12,000   Cysive, Inc.(1)                               304,500
                  26,000   Datacraft Asia Limited ORD                    180,700
                  15,000   Diamond Technology Partners
                              Inc.(1)                                    949,688
                  32,000   Dimension Data Holdings Ltd.
                              ORD(1)                                     223,141
                   9,500   Dun & Bradstreet Corp. (The)                  292,125
                   3,800   Electronic Data Systems Corp.                 244,388
                   6,100   eLoyalty Corp.(1)                              91,119
                  12,400   First Data Corp.                              695,175
                  12,000   Getronics N.V. ORD                            201,442
                  29,600   Hays plc ORD                                  166,267
                   6,156   Insung Information ORD                         80,390
                  13,500   Proxicom, Inc.(1)                             618,891
                   3,300   Sapient Corp.(1)                              329,691
                  18,300   SEMA Group plc ORD                            255,476

Shares                                                                 Value
--------------------------------------------------------------------------------

                   5,700   TenFold Corp.(1)                         $     99,750
                   6,000   Valassis Communications, Inc.(1)              198,000
                                                                    ------------
                                                                       6,883,002
                                                                    ------------
INTERNET -- 1.0%
                  23,700   America Online Inc.(1)                      1,256,100
                   2,200   Digital Island(1)                              40,356
                   5,500   GlobeSpan, Inc.(1)                            486,234
                   7,800   Portal Software, Inc.(1)                      313,706
                   1,374   Tiscali SpA ORD(1)                             68,489
                   5,500   Verio Inc.(1)                                 313,844
                   3,700   Yahoo! Inc.(1)                                418,216
                                                                    ------------
                                                                       2,896,945
                                                                    ------------
LEISURE -- 0.2%
                   3,600   Eastman Kodak Co.                             215,100
                   9,200   GTECH Holdings Corp.(1)                       202,975
                   5,700   Polaroid Corp.                                109,369
                                                                    ------------
                                                                         527,444
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.3%
                   2,200   CIGNA Corp.                                   195,388
                  10,200   Lincoln National Corp.                        395,250
                  15,600   Mediolanum SpA ORD                            239,262
                                                                    ------------
                                                                         829,900
                                                                    ------------
MEDIA -- 2.4%
                  18,000   Clear Channel Communications,
                              Inc.(1)                                  1,347,750
                   7,600   Comcast Corp. Cl A(1)                         288,088
                   3,500   Cox Communications, Inc. Cl A(1)              154,438
                  13,600   Disney (Walt) Co.                             573,750
                   2,163   EM.TV & Merchandising AG ORD                  145,341
                      13   Fuji Television Network, Inc. ORD             197,609
                   2,600   General Motors Corp. Cl H(1)                  255,938
                   3,800   Grupo Televisa S.A. GDR(1)                    211,612
                  14,200   Infinity Broadcasting Corp. Cl A(1)           449,075
                  13,838   Mediaset SpA ORD                              214,826
                   2,682   Modern Times Group MTG AB
                              Cl B ORD(1)                                120,437
                  12,500   Mondadori (Arnoldo) Editore
                              SpA ORD                                    288,158
                   8,700   News Corp. Ltd. (The) ADR                     396,394
                   6,000   Pearson plc ORD                               181,186
                   1,900   Radio One, Inc.(1)                            136,088
                     600   Societe Television
                              Francaise 1 ORD                            387,173
                   2,951   Sogecable, S.A. ORD(1)                        109,563
                   4,300   TV Azteca SA DE CV ADR                         40,581
                  10,700   UnitedGlobalCom Cl A(1)                       513,266
                   4,800   Univision Communications Inc.
                              Cl A(1)                                    494,400
                  20,800   WPP Group plc ORD                             253,301
                                                                    ------------
                                                                       6,758,974
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      41


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.5%
                   7,200   Aclara BioSciences, Inc.(1)              $    194,625
                   1,800   ArthroCare Corp.(1)                           153,450
                   1,000   Aurora Biosciences Corp.(1)                    47,406
                   4,000   Bard (C.R.), Inc.                             182,500
                   8,000   Beckman Coulter Inc.                          481,000
                   9,300   CONMED Corp.(1)                               224,072
                  13,200   Guidant Corp.(1)                              668,250
                   3,000   Hoya Corp. ORD                                277,783
                   6,600   Johnson & Johnson                             590,700
                  17,900   Medtronic, Inc.                               924,088
                   4,500   MiniMed Inc.(1)                               536,906
                   2,200   Nanogen, Inc.(1)                               54,588
                                                                    ------------
                                                                       4,335,368
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                  40,400   HCA-The Healthcare Corp.(1)                 1,090,800
                  13,700   Oxford Health Plans, Inc.(1)                  291,553
                   3,000   United HealthCare Corp.                       223,688
                                                                    ------------
                                                                       1,606,041
                                                                    ------------
MINING & METALS -- 0.5%
                   5,100   Alcoa Inc.                                    298,031
                 750,000   Angang New Steel Co. Ltd.
                              Cl H ORD                                    58,710
               5,898,000   Companhia Siderurgica Nacional
                              ORD                                        192,608
                   6,100   Companhia Vale do Rio Doce
                              Cl A ORD                                   152,333
                   3,200   Impala Platinum Holdings Limited
                              ORD                                        107,016
                  29,000   Iscor Limited ORD                              65,044
                  14,300   Maverick Tube Corp.(1)                        502,734
                  39,900   Siderca S.A.I.C. ORD                           74,225
                                                                    ------------
                                                                       1,450,701
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
               1,606,300   Brisa Bridgestone Sabanci Lastik
                              San. Ve Tic A.S. ORD                       104,364
                  11,400   Ford Motor Co.                                553,612
                   1,400   General Motors Corp.                           98,875
                   4,700   North American Bus Industries Rt.
                              ORD(1)                                      92,552
                   2,700   PACCAR Inc.                                   113,231
                  19,700   Superior Industries International,
                              Inc.                                       550,369
                   4,000   Toyota Motor Corp. ORD                        181,296
                                                                    ------------
                                                                       1,694,299
                                                                    ------------
MULTI-INDUSTRY -- 0.8%
                  19,000   Citic Pacific Ltd. ORD                         90,459
                   7,900   Compagnie Financiere Richemont
                              AG Depositary Receipts ORD                 194,909
               6,752,800   Dogan Sirketler Grubu Holding
                              A.S. ORD                                   156,301
                  13,433   Elektrim Spolka Akcyjna S.A.
                              ORD(1)                                     174,216
                  33,600   Hutchison Whampoa Limited ORD                 388,065

Shares                                                                 Value
--------------------------------------------------------------------------------

                  13,500   Tyco International Ltd.                  $    635,344
                   5,790   Vivendi ORD                                   622,703
                                                                    ------------
                                                                       2,261,997
                                                                    ------------
OIL REFINING(3)
                   7,900   Polski Koncern Naftowy SA GDR
                              (Acquired 5/31/00, Cost
                              $74,505)(2)                                 74,062
                                                                    ------------
OIL SERVICES -- 2.0%
                   5,600   Baker Hughes Inc.                             203,000
                   5,700   BJ Services Co.(1)                            408,262
                   5,400   Ensco International Inc.                      188,662
                  15,600   Global Marine Inc.(1)                         441,675
                   7,200   Grant Prideco, Inc.(1)                        167,400
                  32,500   Key Energy Group, Inc.(1)                     353,438
                  30,700   Marine Drilling Co., Inc.(1)                  882,625
                  10,900   National-Oilwell, Inc.(1)                     283,400
                   8,600   Patterson Energy, Inc.(1)                     207,744
                   9,700   PetroChina Co. Ltd. ADR(1)                    195,212
                  22,600   R&B Falcon Corp.(1)                           529,688
                  23,000   Rowan Companies, Inc.(1)                      714,438
                   5,000   Smith International, Inc.(1)                  395,312
                  10,900   Transocean Sedco Forex, Inc.                  536,144
                   5,400   Weatherford International, Inc.(1)            232,538
                                                                    ------------
                                                                       5,739,538
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.9%
                   4,700   Ace, Ltd.(1)                                  126,019
                  22,400   Alleanza Assicurazioni ORD                    258,504
                  15,300   Allstate Corp.                                405,450
                   5,200   Ambac Financial Group, Inc.                   261,950
                   7,750   American International Group, Inc.            872,359
                   2,848   Axa ORD                                       420,825
                  13,800   Chubb Corp. (The)                             966,000
                   4,200   Everest Reinsurance Holdings, Inc.            142,800
                  46,400   Horace Mann Educators Corp.                   788,800
                  16,500   MGIC Investment Corp.                         817,781
                  11,800   Prudential Corporation PLC ORD                178,785
                   2,600   Radian Group Inc.                             143,000
                                                                    ------------
                                                                       5,382,273
                                                                    ------------
PUBLISHING -- 0.5%
                   1,842   Altran Technologies SA ORD                    415,156
                  15,300   Banta Corp.                                   283,050
                   6,400   Deluxe Corp.                                  158,000
                   3,400   Dow Jones & Co., Inc.                         231,200
                   9,200   VNU N.V. ORD                                  470,630
                                                                    ------------
                                                                       1,558,036
                                                                    ------------
RAILROADS -- 0.1%
                   9,000   Union Pacific Corp.                           380,812
                                                                    ------------
RESTAURANTS -- 0.1%
                   4,400   Brinker International, Inc.(1)                124,575
                   5,500   Jack in the Box Inc.(1)                       136,469
                                                                    ------------
                                                                         261,044
                                                                    ------------


42      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                  26,000   Amvescap Plc ORD                         $    341,551
                     639   Consors Discount Broker AG ORD                 59,849
                  13,200   Morgan Stanley Dean Witter & Co.              949,575
                  15,000   Nomura Securities Co., Ltd. ORD               343,405
                                                                    ------------
                                                                       1,694,380
                                                                    ------------
SEMICONDUCTOR -- 5.6%
                   4,500   Applied Materials, Inc.(1)                    375,891
                   2,100   ASM Lithography Holding N.V.
                              New York Shares(1)                          75,009
                  88,000   ASM Pacific Technology Limited
                              ORD                                        311,684
                   8,700   Asyst Technologies, Inc.(1)                   349,903
                   4,900   Brooks Automation, Inc.(1)                    195,388
                   4,000   Canon, Inc. ORD                               183,891
                  23,100   Cypress Semiconductor Corp.(1)                971,644
                  15,900   Exar Corp.(1)                               1,091,634
                  11,100   Hyundai Electronics Industries
                              Co. ORD(1)                                 172,961
                   5,900   Integrated Device Technology, Inc.(1)         280,619
                  23,600   Intel Corp.                                 2,943,362
                   2,900   International Rectifier Corp.(1)              119,625
                   8,100   Kopin Corp.(1)                                573,581
                   2,000   Kulicke & Soffa Industries, Inc.(1)           100,750
                   1,400   KYOCERA CORP. ORD                             232,014
                  21,500   Lam Research Corp.(1)                         691,359
                   6,800   Linear Technology Corp.                       401,412
                   2,800   LSI Logic Corp.(1)                            147,525
                   6,000   Maxim Integrated Products, Inc.(1)            380,438
                 307,000   Music Corporation ORD(1)                       36,710
                   3,300   National Semiconductor Corp.(1)               177,375
                   4,900   Pericom Semiconductor Corp.(1)                200,900
                   1,100   PMC-Sierra, Inc.(1)                           168,609
                   4,800   Power Integrations, Inc.(1)                   112,500
                   9,200   PRI Automation, Inc.(1)                       472,938
                  10,400   REMEC, Inc.(1)                                352,950
                   7,100   SanDisk Corp.(1)                              413,353
                  12,200   Sawtek Inc.(1)                                784,231
                   9,000   STMicroelectronics N.V. New
                              York Shares                                538,875
                  67,840   Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD                 345,696
                   1,600   Teradyne, Inc.(1)                             137,600
                  22,200   Texas Instruments Inc.                      1,603,950
                 103,200   United Microelectronics Corp.
                              ORD(1)                                     313,184
                  67,710   Winbond Electronics Corp. ORD(1)              204,383
                   7,500   Xilinx, Inc.(1)                               570,703
                                                                    ------------
                                                                      16,032,647
                                                                    ------------
SPECIALTY STORES -- 0.9%
                   1,800   Best Buy Co., Inc.(1)                         115,200
                   7,790   Folli-Follie Abee ORD                         172,039
                   5,200   Hennes & Mauritz AB Cl B ORD                  131,694
                  28,650   Home Depot, Inc.                            1,398,478
                  13,200   NBTY, Inc.(1)                                 210,788

Shares                                                                 Value
--------------------------------------------------------------------------------

                  35,900   Office Depot, Inc.(1)                    $    253,544
                  55,700   Profurn Limited ORD                            30,432
                     900   Ryohin Keikaku Co. Limited ORD                130,883
                   3,300   Zale Corp.(1)                                 125,400
                                                                    ------------
                                                                       2,568,458
                                                                    ------------
TELEPHONE -- 4.4%
                  19,000   AT&T Corp.                                    659,062
                   7,700   Bell Atlantic Corp.                           407,138
                  16,800   BellSouth Corp.                               784,350
                   7,600   Century Telephone Enterprises, Inc.           205,200
                   5,712   COLT Telecom Group plc ORD(1)                 201,836
                   3,750   Covad Communications Group,
                              Inc.(1)                                     89,180
                  10,000   Embratel Participacoes S.A. ADR               209,375
                   4,391   Energis plc ORD(1)                            167,063
                  36,300   GTE Corp.                                   2,295,975
                       6   Japan Telecom Co. Ltd. ORD                    263,046
                  10,700   Magyar Tavkozlesi Rt. ORD                      74,287
                  15,900   McLeodUSA Inc. Cl A(1)                        318,497
                   5,900   NEXTLINK Communications, Inc.
                              Cl A(1)                                    413,553
                     993   NTL Inc.(1)                                    58,711
                   9,700   Rostelecom ADR                                147,319
                  23,900   SBC Communications Inc.                     1,044,131
                   2,600   SK Telecom Co., Ltd. ADR                      104,162
                     700   SK Telecom Co., Ltd. ORD                      238,601
                  10,089   Sonera Group Oyj ORD                          512,333
                  34,400   Sprint Corp.                                2,081,200
                   2,600   Tele Danmark A/S ORD                          184,023
                  26,300   Telecom Italia SpA ORD                        364,017
                  22,621   Telefonica S.A. ORD(1)                        465,414
                  11,500   Telefonos de Mexico, S.A. Cl L
                              ADR                                        559,906
                  26,300   Telekomunikacja Polska S.A.
                              ORD (Acquired 2/17/00, Cost
                              $227,495)(1)(2)                            184,758
                  32,781   TeleWest Communications plc
                              ORD(1)                                     133,559
                      86   Telinfo NV-Strips ORD                               1
                   1,600   U S WEST, Inc.                                115,200
                   3,375   United Pan-Europe
                              Communications NV ORD(1)                    87,650
                                                                    ------------
                                                                      12,369,547
                                                                    ------------
TOBACCO -- 0.2%
                  40,100   UST Inc.                                      666,662
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 2.7%
                  15,500   Advanced Info Service Public Co.
                              Limited ORD(1)                             178,047
                   7,000   ALLTEL Corp.                                  458,062
                   5,700   Audiovox Corp. Cl A(1)                        107,766
                  22,590   Cable & Wireless plc ORD                      377,289
                  84,000   China Telecom (Hong Kong) Ltd.
                              ORD(1)                                     627,911
                   4,191   Egyptian Mobile Phone Network
                              ORD(1)                                     172,175


See Notes to Financial Statements               www.americancentury.com      43


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                   1,400   Golden Telecom Inc.(1)                   $     41,956
                  15,500   Grupo Iusacell S.A. de C.V.
                              Series L ADR(1)                            205,375
                   2,690   Korea Telecom Corporation ORD                 200,053
                  27,100   LCC International, Inc. Cl A(1)               400,572
                   3,175   NetCom Systems AB Cl B ORD(1)                 224,934
                   1,200   Nextel Communications, Inc.(1)                111,112
                       9   NTT Mobile Communications
                              Network, Inc. ORD                          231,903
                  26,200   QUALCOMM Inc.(1)                            1,738,206
                  18,200   Sprint PCS(1)                               1,010,100
                  10,500   Tele Centro Oeste Celular
                              Participacoes SA ADR                       106,969
                  19,886   Tele Norte Leste Participacoes
                              S.A. Rights ORD(1)                              63
                   9,552   Telecel-Comunicacaoes Pessoais,
                              SA ORD                                     155,435
                   3,000   Telekomunikacja Polska S.A. ORD                21,092
                   4,200   Videsh Sanchar Nigam Ltd. GDR                  65,625
                 241,707   Vodafone AirTouch PLC ORD                   1,104,261
                                                                    ------------
                                                                       7,538,906
                                                                    ------------
TOTAL COMMON STOCKS & RIGHTS                                         204,659,705
                                                                    ------------
   (Cost $165,041,572)

PREFERRED STOCKS -- 0.5%
BANKS -- 0.1%
              37,030,000   Banco Bradesco SA ORD                         250,999
                                                                    ------------
MINING & METALS -- 0.1%
                  43,000   Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                       188,804
                                                                    ------------
OIL SERVICES -- 0.2%
               3,000,000   Petroleo Brasileiro S.A. ORD                  699,780
                                                                    ------------
TELEPHONE -- 0.1%
              12,039,306   Tele Norte Leste Participacoes
                              S.A. ORD                                   237,879
                                                                    ------------
WIRELESS TELECOMMUNICATIONS(3)
              25,700,000   Telemig Celular Participacoes
                              SA ORD                                      74,759
                                                                    ------------
TOTAL PREFERRED STOCKS                                                 1,452,221
                                                                    ------------
   (Cost $1,546,476)

U.S. TREASURY SECURITIES -- 4.5%
 $2,300,000   U.S. Treasury Notes, 6.00%,
                              8/15/00                                  2,300,720
                 400,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                                    394,250
               4,000,000   U.S. Treasury Notes, 6.375%,
                              1/31/02                                  3,976,252
                 500,000   U.S. Treasury Notes, 5.875%,
                              11/15/04                                   486,406
               1,000,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  1,275,313

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $2,500,000   U.S. Treasury Bonds, 7.875%,
                              2/15/21                               $  2,923,438
                 300,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                                   294,000
               1,000,000   U.S. Treasury Bonds, 6.25%,
                              5/15/30                                 1, 031,875
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        12,682,254
                                                                    ------------
   (Cost $12,614,126)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.3%
                 400,000   FHLMC MTN, 6.50%, 1/19/01                     398,651
                 300,000   FNMA, 7.25%, 5/25/01                          300,413
               1,200,000   FNMA, 5.25%, 1/15/03                        1,142,210
               1,200,000   FNMA, 7.125%, 2/15/05                       1,188,181
                 350,000   FNMA, 7.125%, 1/15/30                         341,162
               1,000,000   FNMA MTN, 6.23%, 7/21/08                      913,355
               2,250,000   FNMA, Series B, 7.25%,
                              1/15/10                                  2,215,737
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                      6,499,709
                                                                    ------------
   (Cost $6,639,856)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(5) -- 2.0%
                 590,000   FHLMC Discount Notes, 6.55%,
                              8/3/00                                     583,309
                 920,000   FHLMC Discount Notes, 6.55%,
                              8/17/00                                    907,248
               4,200,000   FNMA Discount Notes, 6.32%,
                              6/1/00                                   4,200,000
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                                                  5,690,557
                                                                    ------------
   (Cost $5,689,611)

SOVEREIGN GOVERNMENTS & AGENCIES -- 0.3%
                 100,000   Province of Quebec, 8.80%,
                              4/15/03                                    103,512
                 700,000   Province of Quebec, 5.75%,
                              2/15/09                                    612,770
                 100,000   Province of Quebec, 7.50%,
                              9/15/29                                     95,508
                 518,000   United Mexican States
                              Recoverable Rights, 6/30/03                     --
                                                                    ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                               811,790
                                                                    ------------
   (Cost $813,718)

MORTGAGE-BACKED SECURITIES(6) -- 3.5%
                  66,246   FHLMC Pool #E68523, 6.50%,
                              12/1/12                                     63,111
                 452,449   FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     438,351
                 293,282   FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     278,844


44      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  190,248   FNMA Pool #377181, 6.50%,
                              4/1/12                                $    181,188
                  58,150   FNMA Pool #250576, 7.00%,
                              6/1/26                                      55,407
                 424,748   FNMA Pool #373510, 7.50%,
                              3/1/27                                     413,692
                 343,899   FNMA Pool #412562, 6.50%,
                              1/1/28                                     319,043
                 245,249   FNMA Pool #482459, 7.00%,
                              1/1/29                                     232,954
                 982,204   FNMA Pool #492315, 6.50%,
                              4/1/29                                     909,523
               1,496,607   FNMA Pool #498034, 6.00%,
                              5/1/29                                   1,344,890
                 740,230   FNMA Pool #252645, 6.50%,
                              8/1/29                                     685,455
               1,050,515   FNMA Pool #252923, 6.50%,
                              12/1/29                                    972,779
                 998,028   FNMA Pool #253112, 7.00%,
                              3/1/30                                     947,652
                 400,000   FNMA Pool #537234, 7.00%,
                              5/1/30                                     379,688
                 150,000   FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                    140,224
                  49,421   GNMA Pool #397233, 9.50%,
                              2/20/25                                     51,060
                  20,117   GNMA Pool #392995, 8.75%,
                              3/15/25                                     20,541
                  90,174   GNMA Pool #416856, 7.50%,
                              10/15/25                                    88,793
                 271,107   GNMA Pool #398509, 6.00%,
                              3/15/26                                    247,413
                 107,524   GNMA Pool #372335, 7.50%,
                              4/15/26                                    105,809
                  63,516   GNMA Pool #402682, 7.50%,
                              6/15/26                                     62,503
                 252,532   GNMA Pool #457351, 7.00%,
                              12/15/27                                   242,657
                 333,903   GNMA Pool #436194, 6.50%,
                              2/15/28                                    312,608
                 259,193   GNMA Pool #403770, 6.50%,
                              3/15/28                                    242,663
                 564,395   GNMA Pool #466804, 6.50%,
                              4/15/28                                    528,401
                 600,000   GNMA Pool #507542, 7.00%,
                              8/15/29                                    576,111
                 200,000   GNMA Pool #477038, 7.50%,
                              5/15/30                                    196,492
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      10,037,852
                                                                    ------------
   (Cost $10,296,359)

ASSET-BACKED SECURITIES(6) -- 0.6%
                 400,000   Americredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/12/05                                   395,478

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  300,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                               $    289,178
                 100,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                              90,104
                 300,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    267,547
                 200,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        196,089
                  90,617   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                             84,960
                 200,000   Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                            181,573
                  10,695   Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $10,681)(2)                            10,660
                 177,147   Morgan Stanley Capital I,
                              Series 1998 WF1, Class A1
                              SEQ, 6.25%, 7/15/07                        169,676
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          1,685,265
                                                                    ------------
   (Cost $1,776,567)

CORPORATE BONDS -- 7.3%
AIRLINES -- 0.2%
                 500,000   Atlas Air, Inc., 10.75%, 8/1/05               507,500
                 150,000   United Air Lines, 9.00%,
                              12/15/03                                   146,171
                                                                    ------------
                                                                         653,671
                                                                    ------------
BANKS -- 0.7%
                 500,000   Abbey National Treasury Services
                              PLC MTN, Series 1A, VRN,
                              6.25%, 7/24/00, resets
                              quarterly off the 3-month
                              LIBOR minus 0.07% with
                              no caps                                    499,634
                 800,000   Bank of America Corp., 7.80%,
                              2/15/10                                    780,071
                 300,000   Bank of America N.A., VRN,
                              6.52%, 8/3/00, resets
                              quarterly off the 3-month
                              LIBOR plus 0.02% with no caps              299,835
                 300,000   Citigroup Inc., 7.125%, 5/15/06               289,542
                                                                    ------------
                                                                       1,869,082
                                                                    ------------
CHEMICALS -- 0.3%
                 500,000   Huntsman ICI Chemicals, 11.80%,
                              12/31/09(7)                                155,000
                 500,000   Lyondell Chemical Co., Series B,
                              9.875%, 5/1/07                             483,750


See Notes to Financial Statements               www.americancentury.com      45


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  500,000   United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99-2/1/00, Cost
                              $440,625)(2)                          $    355,000
                                                                    ------------
                                                                         993,750
                                                                    ------------
DEFENSE/AEROSPACE -- 0.2%
                 500,000   Raytheon Co., 8.20%, 3/1/06
                              (Acquired 3/3/00, Cost
                              $504,080)(2)                               496,348
                                                                    ------------
DEPARTMENT STORES -- 0.2%
                 600,000   Wal-Mart Stores, Inc., 6.875%,
                              8/10/09                                    573,498
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.1%
                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                           176,250
                                                                    ------------
ELECTRICAL UTILITIES -- 0.1%
                 150,000   Cilcorp, Inc., 8.70%, 10/15/09                146,568
                 200,000   Southern Investments UK, 6.80%,
                              12/1/06                                    182,246
                                                                    ------------
                                                                         328,814
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.3%
                 250,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                             252,500
                 500,000   EOG Resources Inc., 6.70%,
                              11/15/06                                   463,322
                                                                    ------------
                                                                         715,822
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
                 500,000   Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09                   397,500
                                                                    ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.1%
                 275,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                   269,438
                                                                    ------------
FINANCIAL SERVICES -- 0.5%
                 110,000   Ford Motor Credit Co., 6.85%,
                              8/15/00                                    109,936
                 700,000   Ford Motor Credit Co., 7.50%,
                              3/15/05                                    687,514
                 400,000   General Motors Acceptance Corp.
                              MTN, VRN, 6.28%, 6/12/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with
                              no caps                                    399,285
                 250,000   Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                            176,250
                                                                    ------------
                                                                       1,372,985
                                                                    ------------
FOOD & BEVERAGE(3)
                 150,000   Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $148,980)(2)                               130,544
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.5%
              $  150,000   Fort James Corp., 6.625%,
                              9/15/04                               $    142,002
                 750,000   Repap New Brunswick, 10.625%,
                              4/15/05                                    675,000
                 500,000   Riverwood International, 10.875%,
                              4/1/08                                     466,250
                                                                    ------------
                                                                       1,283,252
                                                                    ------------
GAS & WATER UTILITIES -- 0.2%
                 500,000   Azurix Corp., 10.375%, 2/15/07
                              (Acquired 2/28/00, Cost
                              $505,000)(2)                               467,500
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
                 350,000   Anixter International Inc., 8.00%,
                              9/15/03                                    338,905
                                                                    ------------
HOTELS -- 0.4%
                 500,000   Hollywood Casino Corp., 11.25%,
                              5/1/07                                     507,500
                 500,000   Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    487,500
                                                                    ------------
                                                                         995,000
                                                                    ------------
INDUSTRIAL PARTS(3)
                 100,000   Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                             86,938
                                                                    ------------
INTERNET -- 0.2%
                 500,000   PSINet Inc., Series B, 10.00%,
                              2/15/05                                    445,000
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.1%
                 100,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                     98,721
                 200,000   Conseco Inc., 6.40%, 6/15/01                  151,000
                                                                    ------------
                                                                         249,721
                                                                    ------------
MEDIA -- 0.7%
                 250,000   AMFM Inc., 8.00%, 11/1/08                     250,625
                 500,000   Charter Communications
                              Holdings LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(2)                               420,000
                 600,000   CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                            564,756
                 100,000   Liberty Media Group, 8.25%,
                              2/1/30 (Acquired 1/26/00,
                              Cost $99,199)(2)                            86,055
                 500,000   RCN Corp., 11.35%, 10/15/07(8)                292,500
                 150,000   TCI Communications, Inc., 8.75%,
                              8/1/15                                     158,088
                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                    101,593
                                                                    ------------
                                                                       1,873,617
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.5%
                 600,000   DaimlerChrysler AG, 7.125%,
                              3/1/02                                     596,873


46      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  515,000   Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/15/00-2/25/00, Cost
                              $488,088)(2)                          $    484,100
                 500,000   Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                             457,500
                                                                    ------------
                                                                       1,538,473
                                                                    ------------
MULTI-INDUSTRY -- 0.2%
                 100,000   Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 6/4/98 - 11/19/99,
                              Cost $91,371)(2)                            86,798
                 600,000   Tyco International Group SA,
                              6.875%, 9/5/02 (Acquired
                              1/11/00 - 3/8/00, Cost
                              $590,755)(2)                               587,923
                                                                    ------------
                                                                         674,721
                                                                    ------------
OIL REFINING -- 0.1%
                 200,000   USX Corp., 6.65%, 2/1/06                      185,434
                                                                    ------------
OIL SERVICES(3)
                 100,000   Gulf Canada Resources Ltd.,
                              8.35%, 8/1/06                               97,250
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.1%
                 400,000   Morgan Stanley Dean Witter & Co.,
                              7.125%, 1/15/03                            394,456
                                                                    ------------
SEMICONDUCTOR -- 0.1%
                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(2)                               253,750
                                                                    ------------
TELEPHONE -- 0.9%
                 250,000   Covad Communications Group,
                              Inc., 12.00%, 2/15/10
                              (Acquired 1/21/00, Cost
                              $250,000)(2)                               231,250
                 250,000   Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                            238,750
                 150,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                   128,758
                 150,000   KPNQwest B.V., 8.125%, 6/1/09                 137,250
                 500,000   Viatel, Inc., 11.25%, 4/15/08                 390,000
                 500,000   Williams Communication Group
                              Inc., 10.875%, 10/1/09                     503,750
                 500,000   WorldCom, Inc., 7.875%,
                              5/15/03                                    499,142
                 400,000   WorldCom, Inc., VRN, 6.94%,
                              8/17/00, resets quarterly off
                              the 3-month LIBOR plus 0.18%
                              with no caps (Acquired
                              5/11/00, Cost $400,176)(2)                 400,010
                                                                    ------------
                                                                       2,528,910
                                                                    ------------
THRIFTS -- 0.1%
                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                    387,500
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
              $  250,000   AT&T Canada Inc., 7.76%,
                              6/15/08(8)                            $    201,659
                 250,000   Nextel Communications, Inc.,
                              9.375%, 11/15/09                           236,250
                 500,000   Nextel Partners Inc., 11.00%,
                              3/15/10                                    472,500
                                                                    ------------
                                                                         910,409
                                                                    ------------
TOTAL CORPORATE BONDS                                                 20,688,538
                                                                    ------------
   (Cost $21,530,404)

COMMERCIAL PAPER(5) -- 1.5%
CREDIT CARD & TRADE RECEIVABLES -- 0.1%
                 300,000   WCP Funding Inc., 6.07%,
                              6/7/00 (Acquired 4/11/00,
                              Cost $297,117)(2)                          299,618
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.1%
                 300,000   Chevron Transport Corp., 5.95%,
                              6/2/00 (Acquired 2/24/00,
                              Cost $295,091)(2)                          299,890
                                                                    ------------
FINANCIAL SERVICES -- 0.3%
                 300,000   AIG Funding Corp., 6.02%,
                              6/5/00                                     299,727
                 300,000   Fortis Funding LLC, 6.10%,
                              6/23/00 (Acquired 4/5/00,
                              Cost $295,984)(2)                          298,754
                 300,000   General Electric Capital Corp.,
                              6.55%, 7/12/00                             297,713
                                                                    ------------
                                                                         896,194
                                                                    ------------
FOOD & BEVERAGE -- 0.1%
                 300,000   Brown-Forman Corp., 6.63%,
                              8/16/00 (Acquired 5/15/00,
                              Cost $294,917)(2)                          295,751
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                 300,000   Invensys plc, 6.33%, 7/27/00
                              (Acquired 4/28/00, Cost
                              $295,411)(2)                               296,875
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.3%
                 300,000   Allianz of America Inc., 6.09%,
                              6/16/00 (Acquired 3/20/00,
                              Cost $295,534)(2)                          299,133
                 300,000   Allianz of America Inc., 6.15%,
                              7/5/00                                     298,100
                 300,000   Prudential Funding Corp., 6.09%,
                              6/5/00                                     299,727
                                                                    ------------
                                                                         896,960
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 0.2%
                 500,000   Aegon Funding Corp., 6.64%,
                              8/17/00 (Acquired 5/18/00,
                              Cost $491,700)(2)                          492,825
                                                                    ------------


See Notes to Financial Statements               www.americancentury.com      47


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
              $  500,000   Merrill Lynch & Co., Inc., 6.65%,
                              8/23/00                               $    492,260
                 300,000   Morgan Stanley Dean Witter & Co.,
                              6.10%, 6/20/00                             298,917
                                                                    ------------
                                                                         791,177
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 4,269,290
                                                                    ------------
   (Cost $4,270,496)

CERTIFICATES OF DEPOSIT -- 0.1%
                 350,000   Canadian Imperial Bank of
                              Commerce (New York), 6.11%,
                              6/16/00                                    349,924
                                                                    ------------
   (Cost $350,001)

FORWARD COMMITMENTS -- 0.4%
               1,200,000   FNMA Purchase, 7.50%,
                              settlement 6/19/00                       1,182,746
                                                                    ------------
   (Cost $1,175,625)

TEMPORARY CASH INVESTMENTS -- 5.0%
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.25%, dated 5/31/00,
       due 6/1/00 (Delivery value $14,102,448)                      $ 14,100,000
                                                                    ------------
   (Cost $14,100,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $284,109,851
                                                                    ============
   (Cost $245,844,811)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts         Settlement                            Unrealized
      to Sell             Date               Value              Gain
-------------------------------------------------------------------------------
  76,007,400  JPY        6/30/00            $708,224           $8,546
                                       ======================================

(Value on Settlement Date $716,770)

Forward foreign currency exchange contracts appear at the end of the schedule of investments. These contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2000.

(1)  Non-income producing.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2000, was $6,663,586, which represented 2.4% of net assets.

(3)  Industry is less than 0.05% of total investment securities.

(4) Security, or a portion thereof, has been segregated at the custodian bank for Forward Commitments.

(5)  Rates indicated are the yield to maturity at purchase.

(6) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(7) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(8) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.


48      1-800-345-2021                         See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                          STRATEGIC       STRATEGIC      STRATEGIC
                                          ALLOCATION:     ALLOCATION:    ALLOCATION:
MAY 31, 2000 (UNAUDITED)                 CONSERVATIVE      MODERATE      AGGRESSIVE
ASSETS
Investment securities, at value
  (identified cost of $168,577,937,
  $409,600,631, and $245,844,811,
  respectively) (Note 3) ..............   $179,875,262   $452,055,873   $284,109,851
Foreign currency holdings, at value
  (identified cost of $0, $697,397,
  and $469,221, respectively) .........           --          693,090        466,472
Receivable for investments sold .......        300,746      1,994,554      1,528,246
Receivable for forward
  foreign currency contracts ..........          3,795         11,618          8,546
Dividends and interest receivable .....      1,448,688      2,510,479      1,194,615
                                          ------------   ------------   ------------
                                           181,628,491    457,265,614    287,307,730
                                          ------------   ------------   ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..............        150,060      1,743,458         69,587
Payable for investments purchased .....      1,263,630      5,645,371      3,896,035
Accrued management fees (Note 2) ......        148,729        413,422        281,851
Distribution fees payable (Note 2) ....          2,298          4,078          4,061
Service fees payable (Note 2) .........          2,298          4,078          4,061
Payable for directors' fees
  and expenses ........................             94            229            150
Accrued expenses and
  other liabilities ...................            450          1,253          1,986
                                          ------------   ------------   ------------
                                             1,567,559      7,811,889      4,257,731
                                          ------------   ------------   ------------
Net Assets ............................   $180,060,932   $449,453,725   $283,049,999
                                          ============   ============   ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)   $160,797,149   $367,170,935   $217,931,400
Undistributed net investment income ...      1,089,113      1,974,278      1,231,213
Accumulated undistributed net
  realized gain on investment
  and foreign currency transactions ...      6,876,779     37,858,392     25,624,638
Net unrealized appreciation on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) .........     11,297,891     42,450,120     38,262,748
                                          ------------   ------------   ------------
                                          $180,060,932   $449,453,725   $283,049,999
                                          ============   ============   ============

Investor Class, $0.01 Par Value
Net assets ............................   $168,942,291   $430,924,823   $263,076,647
Shares outstanding ....................     29,883,028     60,052,308     31,622,546
Net asset value per share .............   $       5.65   $       7.18   $       8.32

Advisor Class, $0.01 Par Value
Net assets ............................   $ 11,118,641   $ 18,528,902   $ 19,973,352
Shares outstanding ....................      1,967,569      2,582,975      2,404,300
Net asset value per share .............   $       5.65   $       7.17   $       8.31


See Notes to Financial Statements               www.americancentury.com      49


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)

                                            STRATEGIC         STRATEGIC        STRATEGIC
                                            ALLOCATION:       ALLOCATION:      ALLOCATION:
                                           CONSERVATIVE        MODERATE        AGGRESSIVE
INVESTMENT INCOME
Income:
Interest .................................  $3,129,413        $5,326,051       $1,820,172
Dividends (net of foreign taxes
  withheld of $11,117, $39,102,
  and $27,404, respectively) .............   597,617          1,621,352          974,645
                                          --------------   ---------------   --------------
                                            3,727,030         6,947,403         2,794,817
                                          --------------   ---------------   --------------

Expenses (Note 2):
Management fees ..........................   879,045          2,390,322         1,542,086
Distribution fees -- Advisor Class .......    11,645            22,973           20,293
Service fees -- Advisor Class ............    11,645            22,973           20,293
Directors' fees and expenses .............     511              1,233              761
                                          --------------   ---------------   --------------
                                             902,846          2,437,501         1,583,433
                                          --------------   ---------------   --------------
Net investment income ....................  2,824,184         4,509,902         1,211,384
                                          --------------   ---------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY (NOTE 3)
Net realized gain on:
Investments ..............................  8,770,247         41,670,262       27,390,438
Foreign currency transactions ............    38,489           175,250           100,329
                                          --------------   ---------------   --------------
                                            8,808,736         41,845,512       27,490,767
                                          --------------   ---------------   --------------

Change in net unrealized
  appreciation on:
Investments ..............................  (4,678,435)      (16,685,340)      (8,396,183)
Translation of assets and liabilities
  in foreign currencies ..................    24,622            75,221           40,177
                                          --------------   ---------------   --------------
                                            (4,653,813)      (16,610,119)      (8,356,006)
                                          --------------   ---------------   --------------

Net realized and unrealized gain
on investments and foreign currency ......  4,154,923         25,235,393       19,134,761
                                          --------------   ---------------   --------------

Net Increase in Net Assets
  Resulting from Operations ..............  $6,979,107       $29,745,295       $20,346,145
                                          ==============   ===============   ==============


50      1-800-345-2021                        See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 1999

                                  STRATEGIC ALLOCATION:        STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:
Increase (Decrease) in                 CONSERVATIVE                   MODERATE                     AGGRESSIVE
Net Assets                         2000           1999           2000           1999           2000           1999

OPERATIONS
Net investment income .......... $2,824,184     $5,655,649     $4,509,902     $6,270,107     $1,211,384    $1,776,191
Net realized gain on
  investments and foreign
  currency transactions ........ 8,808,736      5,117,097      41,845,512     8,548,239      27,490,767     9,119,092
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilities in
  foreign currencies ...........(4,653,813)    4,525,537     (16,610,119)    37,133,255     (8,356,006)    30,214,139
                               ------------   ------------   ------------   ------------   ------------   -----------
Net increase in net assets
  resulting from operations .... 6,979,107     15,298,283     29,745,295     51,951,601     20,346,145     41,109,422
                               ------------   ------------   ------------   ------------   ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............(2,504,678)    (5,376,570)    (3,716,805)    (5,791,290)    (1,910,467)   (1,746,451)
  Advisor Class ................ (122,200)      (185,153)      (138,907)      (245,892)      (101,910)     (97,114)
From net realized gains on
  investment transactions:
  Investor Class ...............(5,383,843)    (5,992,784)    (9,774,558)    (9,046,771)    (8,806,307)   (3,801,607)
  Advisor Class ................ (281,260)      (213,170)      (417,334)      (452,461)      (602,407)     (264,507)
                               ------------   ------------   ------------   ------------   ------------   -----------
Decrease in net assets
from distributions .............(8,291,981)   (11,767,677)   (14,047,604)   (15,536,414)   (11,421,091)   (5,909,679)
                               ------------   ------------   ------------   ------------   ------------   -----------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ........... 5,414,773    (15,137,581)    42,185,175     80,183,989     67,876,592     15,695,068
                               ------------   ------------   ------------   ------------   ------------   -----------

Net increase (decrease)
  in net assets ................ 4,101,899    (11,606,975)    57,882,866    116,599,176     76,801,646     50,894,811

NET ASSETS
Beginning of period ............175,959,033    187,566,008    391,570,859    274,971,683    206,248,353    155,353,542
                               ------------   ------------   ------------   ------------   ------------   ------------
End of period .................$180,060,932   $175,959,033   $449,453,725   $391,570,859   $283,049,999   $206,248,353
                               ============   ============   ============   ============   ============   ============
Undistributed
net investment income ..........$1,089,113      $891,807      $1,974,278     $1,320,088     $1,231,213     $2,032,206
                               ============   ============   ============   ============   ============   ============


See Notes to Financial Statements               www.americancentury.com      51


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2000 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation:
Aggressive Fund (the funds) are the funds currently issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile. The funds seek to achieve this by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.


52      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                        STRATEGIC            STRATEGIC             STRATEGIC
                        ALLOCATION:          ALLOCATION:           ALLOCATION:
                       CONSERVATIVE           MODERATE             AGGRESSIVE

                    INVESTOR   ADVISOR   INVESTOR   ADVISOR   INVESTOR   ADVISOR
AVERAGE NET ASSETS
First $1 billion      1.00%     0.75%     1.10%      0.85%      1.20%     0.95%
Over $1 billion       0.90%     0.65%      1.00%     0.75%      1.10%     0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended May 31, 2000, were $23,290 in Strategic Allocation: Conservative, $45,946 in Strategic Allocation: Moderate, and $40,586 in Strategic Allocation:
Aggressive.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      53


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended May 31, 2000, were as follows:

                                    STRATEGIC       STRATEGIC       STRATEGIC
                                    ALLOCATION:     ALLOCATION:     ALLOCATION:
                                   CONSERVATIVE      MODERATE       AGGRESSIVE
PURCHASES
Investment Securities other than
  U.S. Government & Agency
  Obligations .................... $59,128,185     $222,325,385    $172,628,092
U.S. Government & Agency
  Obligations ....................  39,870,168      80,296,692      38,740,614

PROCEEDS FROM SALES
Investment Securities other than
  U.S. Government & Agency
  Obligations .................... $75,834,862     $244,371,579    $145,744,366
U.S. Government & Agency
  Obligations ....................  34,065,193      60,072,012      21,274,248

    On May 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                    STRATEGIC       STRATEGIC       STRATEGIC
                                    ALLOCATION:     ALLOCATION:     ALLOCATION:
                                   CONSERVATIVE      MODERATE       AGGRESSIVE

Appreciation ..................... $16,996,919     $56,669,172      $48,224,637
Depreciation .....................  (7,624,210)    (18,187,949)    (11,814,265)
                                  --------------  -------------   -------------
Net ..............................  $9,372,709     $38,481,223      $36,410,372
                                  ==============  =============   =============
Federal Tax Cost ................. $70,502,553     $413,574,650    $247,699,479
                                  ==============  =============   =============


54      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                              STRATEGIC ALLOCATION:           STRATEGIC ALLOCATION:            STRATEGIC ALLOCATION:
                                  CONSERVATIVE                       MODERATE                       AGGRESSIVE
                            SHARES           AMOUNT          SHARES          AMOUNT           SHARES          AMOUNT
INVESTOR CLASS
Authorized shares ....... 100,000,000                      100,000,000                      100,000,000
                         =============                    =============                    =============
Six months ended
  May 31, 2000
Sold ....................  9,934,997       $56,859,997      14,940,066     $108,754,979      13,261,296     $113,785,363
Issued in reinvestment
  of distributions ......  1,378,468       7,708,845        1,902,444       13,398,698       1,334,072       10,667,439
Redeemed ................ (10,769,049)    (61,473,317)     (11,307,752)    (81,845,102)      (7,360,071)    (62,518,369)
                         -------------   --------------   -------------   --------------   -------------   -------------
Net increase ............   544,416        $3,095,525       5,534,758       $40,308,575      7,235,297       $61,934,433
                         =============   ==============   =============   ==============   =============   =============

Year ended
  November 30, 1999
Sold ....................  13,801,866      $76,375,230      27,735,521     $177,453,631      11,259,728      $78,476,409
Issued in reinvestment
  of distributions ......  1,930,163       10,456,958       2,409,483       14,722,174        866,756         5,527,759
Redeemed ................ (18,765,683)    (104,022,069)    (17,697,620)    (113,157,009)     (9,933,120)    (69,207,390)
                         -------------   --------------   -------------   --------------   -------------   -------------
Net increase (decrease)..  (3,033,654)    $(17,189,881)     12,447,384      $79,018,796      2,193,364       $14,796,778
                         =============   ==============   =============   ==============   =============   =============

ADVISOR CLASS
Authorized shares .......  50,000,000                       50,000,000                       50,000,000
                         =============                    =============                    =============
Six months ended
  May 31, 2000
Sold ....................   690,242        $3,942,189        926,940        $6,782,546        995,040        $8,492,708
Issued in reinvestment
  of distributions ......    72,167         403,458           78,925         555,369           88,051          703,761
Redeemed ................   (353,839)      (2,026,399)       (743,596)      (5,461,315)       (379,562)      (3,254,310)
                         -------------   --------------   -------------   --------------   -------------   -------------
Net increase ............   408,570        $2,319,248        262,269        $1,876,600        703,529        $5,942,159
                         =============   ==============   =============   ==============   =============   =============

Year ended
  November 30, 1999
Sold ....................   925,965        $5,066,512       1,326,437       $8,429,197        884,076        $6,136,284
Issued in reinvestment
  of distributions ......    73,462         398,320          114,335         697,838           56,668          361,429
Redeemed ................   (619,470)      (3,412,532)      (1,251,844)     (7,961,842)       (807,547)      (5,599,423)
                         -------------   --------------   -------------   --------------   -------------   -------------
Net increase ............   379,957        $2,052,300        188,928        $1,165,193        133,197         $898,290
                         =============   ==============   =============   ==============   =============   =============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2000.


                                                www.americancentury.com      55


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                            Investor Class
                                              2000(1)            1999            1998            1997            1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      5.69        $      5.59     $      5.55     $      5.26     $      5.00
                                           -----------        -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(3) .............          0.09               0.17            0.18            0.19            0.13
  Net Realized and Unrealized Gain
  on Investment Transactions ...........          0.15               0.28            0.31            0.36            0.22
                                           -----------        -----------     -----------     -----------     -----------
  Total From Investment Operations .....          0.24               0.45            0.49            0.55            0.35
                                           -----------        -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ...........         (0.09)             (0.16)          (0.19)          (0.17)          (0.09)
  From Net Realized Gains on
  Investment Transactions ..............         (0.19)             (0.19)          (0.26)          (0.09)           --
                                           -----------        -----------     -----------     -----------     -----------
  Total Distributions ..................         (0.28)             (0.35)          (0.45)          (0.26)          (0.09)
                                           -----------        -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $      5.65        $      5.69     $      5.59     $      5.55     $      5.26
                                           ===========        ===========     ===========     ===========     ===========
  Total Return(4) ......................          4.17%              8.47%           9.43%          10.87%           7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ...................          1.00%(5)           1.00%           1.00%           1.00%           1.01%(5)
Ratio of Net Investment Income to
  Average Net Assets ...................          3.19%(5)           3.01%           3.35%           3.48%           3.67%(5)
Portfolio Turnover Rate ................            64%               105%            113%            124%             44%
Net Assets, End of Period
  (in thousands) .......................   $   168,942        $   167,083     $   180,970     $   156,733     $    33,110

(1)  Six months ended May 31, 2000 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


56      1-800-345-2021                        See Notes to Financial Statements


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                      Advisor Class
                                            2000(1)          1999          1998          1997         1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $     5.69       $     5.59    $     5.56    $     5.26    $     5.09
                                         ----------       ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............        0.08             0.15          0.17          0.17          0.03
  Net Realized and Unrealized Gain
  on Investment Transactions ..........        0.15             0.30          0.31          0.38          0.14
                                         ----------       ----------    ----------    ----------    ----------
  Total From Investment Operations ....        0.23             0.45          0.48          0.55          0.17
                                         ----------       ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ..........       (0.08)           (0.16)        (0.19)        (0.16)         --
  From Net Realized Gains on
  Investment Transactions .............       (0.19)           (0.19)        (0.26)        (0.09)         --
                                         ----------       ----------    ----------    ----------    ----------
  Total Distributions .................       (0.27)           (0.35)        (0.45)        (0.25)         --
                                         ----------       ----------    ----------    ----------    ----------
Net Asset Value, End of Period ........  $     5.65       $     5.69    $     5.59    $     5.56    $     5.26
                                         ==========       ==========    ==========    ==========    ==========
  Total Return(4) .....................        4.05%            8.32%         9.06%        10.77%         3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ..................        1.25%(5)         1.25%         1.25%         1.25%         1.25%(5)
Ratio of Net Investment Income to
  Average Net Assets ..................        2.94%(5)         2.76%         3.10%         3.23%         3.25%(5)
Portfolio Turnover Rate ...............          64%             105%          113%          124%           44%
Net Assets, End of Period
  (in thousands) ......................  $   11,119       $    8,876    $    6,596    $    4,253    $    3,973

(1)  Six months ended May 31, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      57


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                Investor Class
                                            2000(1)      1999       1998       1997       1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $6.89       $6.22      $5.98       $5.42       $5.00
                                           ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ................  0.08        0.12       0.15       0.14        0.10
  Net Realized and Unrealized Gain
  on Investment Transactions ..............  0.46        0.88       0.45       0.56        0.39
                                           ---------   --------   --------   ---------   --------
  Total From Investment Operations ........  0.54        1.00       0.60       0.70        0.49
                                           ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income .............. (0.07)      (0.12)     (0.16)     (0.13)      (0.07)
  From Net Realized Gains on
  Investment Transactions ................. (0.18)      (0.21)     (0.20)     (0.01)        --
                                           ---------   --------   --------   ---------   --------
  Total Distributions ..................... (0.25)      (0.33)     (0.36)     (0.14)      (0.07)
                                           ---------   --------   --------   ---------   --------
Net Asset Value, End of Period ............  $7.18       $6.89      $6.22      $5.98       $5.42
                                           =========   ========   ========   =========   ========
  Total Return(4) .........................  7.71%      16.97%     10.32%     13.02%       9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ......................1.10%(5)      1.10%      1.10%      1.10%     1.10%(5)
Ratio of Net Investment Income to
  Average Net Assets ......................2.07%(5)      1.92%      2.38%      2.43%     2.52%(5)
Portfolio Turnover Rate ...................   77%        107%       127%       119%         78%
Net Assets, End of Period
  (in thousands) ..........................$430,925    $375,592   $261,721   $201,384     $57,836

(1)  Six months ended May 31, 2000 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


58      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                               Advisor Class
                                            2000(1)     1999        1998       1997      1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $6.89      $6.22       $5.98       $5.42      $5.24
                                           --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ...............   0.07       0.11        0.13       0.12       0.02
  Net Realized and Unrealized Gain
  on Investment Transactions .............   0.45       0.88        0.45       0.56       0.16
                                           --------   ---------   --------   --------   --------
  Total From Investment Operations .......   0.52       0.99        0.58       0.68       0.18
                                           --------   ---------   --------   --------   --------
Distributions
  From Net Investment Income .............  (0.06)     (0.11)      (0.14)     (0.11)       --
  From Net Realized Gains
  on Investment Transactions .............  (0.18)     (0.21)      (0.20)     (0.01)       --
                                           --------   ---------   --------   --------   --------
  Total Distributions ....................  (0.24)     (0.32)      (0.34)     (0.12)       --
                                           --------   ---------   --------   --------   --------
Net Asset Value, End of Period ...........   $7.17      $6.89       $6.22      $5.98      $5.42
                                           ========   =========   ========   ========   ========
  Total Return(4) ........................   7.58%     16.66%      10.07%     12.72%      3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ..................... 1.35%(5)     1.35%       1.35%      1.35%    1.35%(5)
Ratio of Net Investment Income to
  Average Net Assets ..................... 1.82%(5)     1.67%       2.13%      2.18%    2.10%(5)
Portfolio Turnover Rate ..................    77%       107%        127%       119%        78%
Net Assets, End of Period
  (in thousands) ......................... $18,529     $15,979    $13,251     $8,573     $7,566

(1)  Six months ended May 31, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      59


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                               Investor Class
                                            2000(1)     1999        1998       1997      1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $7.91      $6.54       $6.25       $5.53      $5.00
                                           --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ...............   0.04       0.07        0.10       0.09       0.07
  Net Realized and Unrealized Gain
  on Investment Transactions .............   0.80       1.55        0.49       0.67       0.46
                                           --------   ---------   --------   --------   --------
  Total From Investment Operations .......   0.84       1.62        0.59       0.76       0.53
                                           --------   ---------   --------   --------   --------
Distributions
  From Net Investment Income .............  (0.08)     (0.08)      (0.09)     (0.04)       --
  From Net Realized Gains
  on Investment Transactions .............  (0.35)     (0.17)      (0.21)       --        --
                                           --------   ---------   --------   --------   --------
  Total Distributions ....................  (0.43)     (0.25)      (0.30)     (0.04)       --
                                           --------   ---------   --------   --------   --------
Net Asset Value, End of Period ...........   $8.32      $7.91       $6.54      $6.25      $5.53
                                           ========   =========   ========   ========   ========
  Total Return(4) ........................  10.87%     25.69%       9.93%     13.84%     10.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
  Average Net Assets ..................... 1.20%(5)     1.20%       1.20%      1.20%    1.20%(5)
Ratio of Net Investment Income to
  Average Net Assets ..................... 0.95%(5)     1.02%       1.49%      1.58%    1.72%(5)
Portfolio Turnover Rate ..................    70%       115%        134%       135%        64%
Net Assets, End of Period
  (in thousands) ......................... $263,077   $192,831    $145,125   $109,497    $46,276

(1)  Six months ended May 31, 2000 (unaudited).

(2)  February 15, 1996 (inception) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


60      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                               Advisor Class
                                            2000(1)     1999        1998       1997      1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...... $7.89      $6.52       $6.23       $5.53      $5.37
                                           --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ................  0.03       0.05        0.08       0.07       0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ..............  0.80       1.55        0.49       0.67       0.15
                                           --------   ---------   --------   --------   --------
  Total From Investment Operations ........  0.83       1.60        0.57       0.74       0.16
                                           --------   ---------   --------   --------   --------
Distributions
  From Net Investment Income .............. (0.06)     (0.06)      (0.07)     (0.04)       --
  From Net Realized Gains
  on Investment Transactions .............. (0.35)     (0.17)      (0.21)       --         --
                                           --------   ---------   --------   --------   --------
  Total Distributions ..................... (0.41)     (0.23)      (0.28)     (0.04)       --
                                           --------   ---------   --------   --------   --------
Net Asset Value, End of Period ............  $8.31      $7.89       $6.52      $6.23      $5.53
                                           ========   =========   ========   ========   ========
  Total Return(4) ......................... 10.78%     25.46%       9.66%     13.43%      2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
   Average Net Assets .....................1.45%(5)     1.45%       1.45%      1.45%    1.45%(5)
Ratio of Net Investment Income to
  Average Net Assets ......................0.70%(5)     0.77%       1.24%      1.33%    1.31%(5)
Portfolio Turnover Rate ...................   70%       115%        134%       135%        64%
Net Assets, End of Period
  (in thousands) ..........................$19,973    $13,417     $10,228     $8,095     $5,872

(1)  Six months ended May 31, 2000 (unaudited).

(2)  October 2, 1996 (commencement of sale) through November 30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements               www.americancentury.com      61


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares. The Institutional Class had not commenced as of May 31, 2000, for Strategic: Conservative, Moderate, or Aggressive.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


62      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and MORTGAGE-BACKED SECURITIES indices.

     The MORGAN STANLEY EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The THREE-MONTH U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

INVESTMENT TEAM LEADERS

  Portfolio Managers
       JEFF TYLER
       BRIAN HOWELL

THE FUNDS' NEUTRAL
ASSET MIXES*
                    CON      MOD      AGG
STOCKS              40%      60%      75%
BONDS               45%      30%      20%
CASH
   (MONEY MARKET
   SECURITIES)      15%      10%       5%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.


                                                www.americancentury.com      63


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 56-61.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).


64      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      65


Notes
--------------------------------------------------------------------------------


66      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      67


Notes
--------------------------------------------------------------------------------


68      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation:           Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation:           Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities                                      International Discovery
Giftrust(reg.tm)                                       International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.


For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0007                                 American Century Investment Services, Inc.
SH-SAN-21201                      (c)2000 American Century Services Corporation